SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicole Trudeau
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: November 30, 2018
Date of reporting period: November 30, 2018

Item 1. Annual Report.

Sextant Mutual Funds

Annual Report November 30, 2018

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Sextant Mutual Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Sextant Mutual Funds at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Sextant Mutual Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Average Annual Total Returns as of December 31, 2018	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio¹
						Gross	Net

Sextant Short-Term Bond Fund (STBFX)	1.08%	1.01%	1.01%	1.78%	2.10%	0.88%	0.60%
FTSE USBIG Govt/Corp 1-3 Year Index	1.56%	1.20%	0.98%	1.49%	2.26%	n/a

Sextant Bond Income Fund (SBIFX)	-1.13%	2.60%	2.95%	4.13%	3.63%	0.86%	0.65%
FTSE US Broad Investment-Grade Bond Index	-0.01%	2.07%	2.51%	3.36%	3.94%	n/a

Sextant Core Fund (SCORX)	-4.62%	4.43%	2.91%	6.08%	n/a	0.73%
Dow Jones Moderate US Portfolio Index	-5.21%	5.52%	4.11%	8.21%	6.10%	n/a

Sextant Global High Income Fund (SGHIX)	-1.23%	10.87%	4.11%	n/a	n/a	1.06%	0.75%
S&P Global 1200 Index	-8.17%	7.38%	5.29%	10.28%	6.85%	n/a

Sextant Growth Fund Investor Shares (SSGFX)	0.42%	6.94%	6.28%	10.48%	7.67%	0.76%
Sextant Growth Fund Z Shares (SGZFX)	0.67%	n/a	n/a	n/a	n/a	0.51%
S&P 500 Index	-4.38%	9.25%	8.49%	13.11%	7.76%	n/a

Sextant International Fund Investor Shares (SSIFX)	-3.94%	8.88%	3.26%	5.55%	6.14%	1.04%
Sextant International Fund Z Shares (SIFZX)	-3.71%	n/a	n/a	n/a	n/a	0.79%
MSCI EAFE Index	-13.36%	3.38%	1.00%	6.81%	5.22%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Z Shares of Sextant Growth and International Funds began operations June 2, 2017.

A note about risk: Please see Notes to Financial Statements beginning on page 53 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

A Fund's 30-Day Yield, sometimes referred to as "standardized yield" or "SEC yield," is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated March 28, 2018, and incorporate results for the fiscal year ended November 30, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Expense ratios presented for Sextant Short-Term Bond, Sextant Bond Income, Sextant Core, and Sextant Global High Income Funds are restated to reflect to reflect the ending of the Distribution (12b-1) Fees, as approved by the Board of Trustees on March 14, 2017. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The FTSE USBIG Govt/Corp Index 1-3 Year is a broad-based index of shorter-term investment grade US government and corporate bond prices. The FTSE US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2018	Annual Report

Fellow Shareowners:

Following buoyant performance in 2017, US equity markets registered mixed returns for the year ended November 30, 2018. Total return for the S&P 500 Index was 6.27%, while the Dow Jones Moderate US Portfolio Index slipped -0.28%. Foreign markets were decidedly less positive, with the MSCI EAFE Index down -7.48% and the S&P Global 1200 Index just nosing into positive territory with a return of 0.52%. Fixed-income markets were subdued, with the FTSE USBIG Bond Index falling -1.38% and the shorter-term FTSE USBIG Government/Corporate 1-3 Year Index gaining 0.86%.

The Sextant Funds performed respectably compared to these indices. For the year ended November 30, 2018, Sextant Growth Fund Investor Shares gained 9.95%, Sextant International Fund Investor Shares gained 1.63%, Sextant Core Fund gained 0.09%, Sextant Global High Income Fund gained 2.31%, Sextant Bond Income Fund declined -1.78%, and Sextant Short-Term Bond Fund gained 0.26%.

The annualized expense ratios of the six no-12b-1 fee Sextant Fund share classes range from 0.60% to 0.87%. Saturna Capital helped by paying to cap expenses for the Sextant Short-Term and Sextant Bond Income Funds. Overall assets were down 2.26% to $144.5 million.

Tax Reform Drives Earnings Higher

Tax reform initiated at the end of 2017 was a major contributor to earnings growth during the year, especially for domestically-oriented companies lacking the ability to warehouse profits overseas. While money did flow back into the United States, the ability to fully depreciate capital spending in the first year did not lead to a surge in fixed capital investment. Rather, capital was allocated more aggressively toward increased dividends and especially share buybacks. It is unsettling to note that despite the tax reduction, US corporate non-financial debt increased to a record as a percentage of GDP, despite sustained positive GDP expansion.

Morningstar Awards Sextant Top Sustainability Ratings

The Morningstar Sustainability Rating™ for funds gives investors around the world a way to compare fund portfolios based on a standardized measure of sustainability. These ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. Of the five Sextant funds Morningstar rated, two received the top "5 Globe" Sustainability Rating and one received a "4 Globe" above average rating, reflecting Saturna Capital's emphasis on sustainability when making portfolio investment decisions. Investors are cautioned, however, that more than 200 vendors offer "sustainable" investments data, and that no single global measurement prevails. See page 5 for the details.

Going Forward

The future is always uncertain but 2019's crystal ball appears cloudier than usual. As of writing, the US government has been shut for a number of weeks and no agreement appears in sight. With House control switching to the Democrats, we are likely to see little in the way of legislation and a surfeit of investigation. The political circus will only intensify with the next presidential election less than two years away, and candidates already announcing their intentions. This presents real uncertainty in a variety of areas, most importantly, trade policy. President Trump has threatened much higher tariffs on Chinese imports unless that country makes a variety of concessions. Stress in China's economy reduces their room to maneuver, but the government's tolerance for being dictated to is extremely limited. Even if some modification of trade, technology, and intellectual property protection in China is warranted (it is), political point scoring may prevent a unified stance in the US. Under such circumstances, a worst-case scenario – tariffs hiked to 25% – cannot be ruled out.

Despite these challenges, the US economy still appears to be performing well, with solid employment, recent wage increases, and a confident consumer. The chances of recession in 2019 appear low. At the same time, the stock market weakness in the fourth quarter has largely eliminated valuation as a concern.

Annual Report	November 30, 2018	3

The looming issue of Brexit tops the international agenda, given the inability of the UK to craft an acceptable exit agreement. We are not willing to opine on the likelihood of a no-deal Brexit versus a second referendum or some other alternative, but the stalemate does nothing to improve the economic outlook for a shaky Europe. Economic activity has been rolling over in Germany and France, while Italy, which has demonstrated the weakest economic performance among major European countries for years, is now run by a populist government little concerned with financial rectitude. Japan has been performing better as of late, as some of the structural reforms introduced by Prime Minister Shinzo Abe gain traction. Japan's biggest challenge is demographics and, surprisingly, the government has made progress in improving female participation in the workforce and even allowing more immigration. Weakness in hard commodity prices has led to the Canadian and Australian dollars trading down against the greenback, but both now appear reasonably valued. Of the two, Australia is the more exposed to possible disruptions in China as a result of trade tensions with the United States.

Going forward, the Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term, and long-term fixed income options. This array of portfolios serves our investors in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth information about each Fund.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Gary Goldfogel,
Independent Board Chairman

Sextant Funds Portfolio Management

(photo omitted)	Nicholas Kaiser MBA, CFA® Sextant International Fund Portfolio Manager	(photo omitted)	Phelps McIlvaine Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Core Fund Portfolio Manager
(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager Sextant International Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Sextant Global High Income Fund Portfolio Manager
(photo omitted)	Patrick Drum MBA, CFA®, CFP® Sextant Short-Term Bond Fund Sextant Bond Income Fund Sextant Global High Income Fund Deputy Portfolio Manager	(photo omitted)	Christopher Paul MBA, CFA® Sextant Core Fund Portfolio Manager

4	November 30, 2018	Annual Report

Morningstar Sustainability Ratings™

(unaudited)	As of November 30, 2018

At Saturna Capital, we describe ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ – here are Sextant Funds' recent results:

Sextant International Fund		Sextant Short-Term Bond Fund
Investor Shares (SSIFX)	Ø Ø Ø Ø Ø	STBFX	Ø Ø Ø Ø Ø
Z Shares (SIFZX)	Ø Ø Ø Ø Ø	8th percentile among 473 Short-Term Bond Funds
5th percentile among 354 Foreign Large Blend Funds
Sextant Core Fund
Sextant Growth Fund		SCORX	Ø Ø Ø Ø Ø
Investor Shares (SSGFX)	Ø Ø Ø Ø Ø	28th percentile among 697 Allocation 50%-70% Equity Funds
Z Shares (SGZFX)	Ø Ø Ø Ø Ø
37th percentile among 1,252 Large Growth Funds		Sextant Global High Income Fund
		SGHIX	Ø Ø Ø Ø Ø

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

73rd percentile among 392 World Allocation Funds
The Sextant Bond Income Fund has not yet received a Morningstar Sustainability Rating.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2018 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings and Portfolio Sustainability Scores are as of November 30, 2018. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Sextant International Fund 93%
Sextant Core Fund 70%
Sextant Short-Term Bond Fund 65%
Sextant Growth Fund 96%
Sextant Global High Income Fund 69%

The Funds' portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Scores and Ratings.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Annual Report	November 30, 2018	5

Average Annual Total Returns as of November 30, 2018	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio¹
						Gross	Net

Sextant Short-Term Bond Fund (STBFX)	0.26%	0.73%	0.76%	1.84%	2.08%	0.88%	0.60%
FTSE USBIG Govt/Corp 1-3 Year Index	0.86%	0.91%	0.82%	1.55%	2.25%	n/a

Sextant Bond Income Fund (SBIFX)	-1.78%	1.85%	2.46%	4.39%	3.58%	0.86%	0.65%
FTSE US Broad Investment-Grade Bond Index	-1.38%	1.33%	2.03%	3.52%	3.88%	n/a

Sextant Core Fund (SCORX)	0.16%	5.46%	3.99%	6.83%	n/a	0.73%
Dow Jones Moderate US Portfolio Index	-0.28%	6.51%	5.14%	9.11%	6.66%	n/a

Sextant Global High Income Fund (SGHIX)	2.31%	10.19%	4.62%	n/a	n/a	1.06%	0.75%
S&P Global 1200 Index	0.52%	9.48%	7.29%	11.50%	7.81%	n/a

Sextant Growth Fund Investor Shares (SSGFX)	9.95%	9.28%	8.51%	11.55%	8.20%	0.76%
Sextant Growth Fund Z Shares (SGZFX)	10.20%	n/a	n/a	n/a	n/a	0.51%
S&P 500 Index	6.27%	12.15%	11.11%	14.30%	8.81%	n/a

Sextant International Fund Investor Shares (SSIFX)	1.63%	8.99%	4.48%	6.25%	6.83%	1.04%
Sextant International Fund Z Shares (SIFZX)	1.83%	n/a	n/a	n/a	n/a	0.79%
MSCI EAFE Index	-7.48%	4.63%	2.31%	7.96%	6.09%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

¹ By regulation, expense ratios shown in this table are as stated in the Funds' most recent prospectus, which is dated March 28, 2018, and incorporate results for the fiscal year ended November 30, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Expense ratios presented for Sextant Short-Term Bond, Sextant Bond Income, Sextant Core, and Sextant Global High Income Funds are restated to reflect to reflect the ending of the Distribution (12b-1) Fees, as approved by the Board of Trustees on March 14, 2017.

6	November 30, 2018	Annual Report

Sextant Short-Term Bond Fund

Performance Summary	(unaudited)
Average Annual Total Returns as of November 30, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Short-Term Bond Fund	0.26%	0.76%	1.84%	0.88%
FTSE USBIG Govt/Corp 1-3 Year Index	0.86%	0.82%	1.55%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2008, to an identical amount invested in the FTSE USBIG Govt/Corp 1-3 Year Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $11,996 versus $11,660 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers was 0.60%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Note (3.625% due 02/15/2021)	8.9%	Government Bonds	18.5%	█
United States Treasury Note (2.50% due 08/15/2023)	4.8%	Technology	17.6%	█
McCormick & Co. (2.70% due 08/15/2022)	4.6%	Health Care	13.8%	█
Honeywell International (4.25% due 03/01/2021)	4.5%	Financials	12.1%	█
Gilead Sciences (2.55% due 09/01/2020)	3.8%	Consumer Staples	10.4%	█
Burlington Northern Santa Fe (3.05% due 09/01/2022)	3.8%	Industrials	11.6%	█
Adobe Systems (4.75% due 02/01/2020)	3.8%	Materials	6.8%	█
3M (2.00% due 06/26/2022)	3.7%	Consumer Discretionary	5.8%	█
Juniper Networks (4.60% due 03/15/2021)	3.7%	Other Assets (net of liabilities)	3.4%	█
Qualcomm (2.60% due 01/30/2023)	3.7%

Annual Report	November 30, 2018	7

Sextant Short-Term Bond Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2018

For the fiscal year ended November 30, 2018, the Sextant Short-Term Bond Fund returned 0.26%, which was lower than the 0.63% average return of its Morningstar category peer group. For the five years ended November 30, the Fund provided a 0.76% annualized total return versus 1.14% for its Morningstar category peer group. During the year, the Fund's share price declined from $5.00 to $4.94. Net investment income rose from 1.25% to 1.43%. Fund shares outstanding declined -2.78%, and Fund assets declined -3.95%. The Fund's 30-day yield was 2.62%, and its unsubsidized 30-day yield was 2.45%. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio declined to 0.60% from 0.88%.

Factors Affecting Past Performance

Modest economic growth and moderate inflation in 2018 left the window open for the US Federal Reserve Bank to withdraw more of their experimental monetary policy. Their gradual policy reversal challenged investor complacency, drove bond yields higher, softened US asset prices, and provoked price volatility. Policy tightening has yet to induce a disorderly interest rate spike or liquidity shortfall. It has nonetheless left a significant footprint. Flatter yield curves, wider credit spreads, peaking equity, bond, commodity, and housing prices all imply the Fed's policy normalization may have arrived late in the economic cycle. Concern is rising that policy normalization may influence the business cycle's turning point.

In a reversal of a near decade long trend, in general, short-term bonds performed better that longer-term bonds, and high-rated investment grade credits returned more than low-rated high yield credits. These outcomes are also consistent with "risk-off" periods late in economic and credit cycles.

Looking Forward

We expect US and global inflation to remain modest. We consider any meaningful increase in US yields to be an opportunity to add duration and not an indicator of a climactic turning point in the rate cycle. Central banks will ration overabundant, artificially cheap credit further. The European Central bank may join the US Federal Reserve and withdraw their even more extraordinary policy stimulus in 2019. It is reasonable to expect 2018's market reactions to continue and broaden in 2019. Central banks are hypersensitive to the impact of their policy withdrawals on the health of the business cycle. They recognize they have a narrow passage to navigate. Their top priority remains avoiding deflation. They will halt normalization (tightening) at the first indication of a serious downturn in the US economic cycle.

We expect short-term rates to rise modestly and long-term rates to remain stable or fall within recent ranges. We also expect high-grade credit will perform as well as or better than lower grade credit for 2019. Municipal bonds will benefit from their recent credit improvement and limited forward supply. We expect fixed coupon cashflow structures for all maturities will provide the best reinvestment risk protection for the remainder of the new year.

Given the recent volatility of other major asset class prices, and the current opportunity to earn higher nominal and real yields in fixed income, 2019 may be a good opportunity to increase your allocation in high quality US bonds.

The Sextant Short-Term Bond Fund will hold its current above peer group credit profile for another year. The Fund will maintain its dollar-weighted average maturity as close to its three year maximum as practical for the coming year.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ Short-Term Bond category. The Fund's 12-month return of 0.26% was less than 1% percent below the Morningstar™ category average of 0.63% at month-end November 30, 2018. Therefore, the basic annual management fee of 0.50% remained unchanged for the month of December 2018. Note that the management fee is partially waived due to the adviser's voluntary cap on total Fund expenses.

8	November 30, 2018	Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments	As of November 30, 2018
Corporate Bonds – 78.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Alibaba Holding Group	3.125% due 11/28/2021	$350,000	$345,139	3.4%
Ford Motor Credit	3.157% due 08/04/2020	250,000	244,123	2.4%

			589,262	5.8%

Consumer Staples

Church & Dwight Co Inc	2.875% due 10/01/2022	260,000	254,055	2.5%
Estee Lauder	2.35% due 08/15/2022	350,000	336,544	3.3%
McCormick & Co.	2.70% due 08/15/2022	500,000	479,704	4.6%

			1,070,303	10.4%

Financials

AvalonBay Communities	6.10% due 03/15/2020	340,000	351,740	3.4%
Camden Property Trust	4.625% due 06/15/2021	275,000	280,363	2.7%
Jefferies Group	8.50% due 07/15/2019	265,000	272,879	2.7%
Paccar Financial	2.05% due 11/13/2020	350,000	342,005	3.3%

			1,246,987	12.1%

Health Care

AbbVie	2.50% due 05/14/2020	250,000	246,133	2.4%
Astrazeneca	2.375% due 01/16/2020	155,000	151,772	1.5%
Celgene	2.25% due 08/15/2021	300,000	287,816	2.8%
Gilead Sciences	2.55% due 09/01/2020	400,000	394,648	3.8%
Teva Pharmaceutical	3.65% due 11/10/2021	350,000	334,221	3.3%

			1,414,590	13.8%

Industrials

Burlington Northern Santa Fe	3.05% due 09/01/2022	400,000	392,975	3.8%
CSX Corporation	4.25% due 06/01/2021	350,000	355,012	3.5%
Emerson Electric	4.875% due 10/15/2019	310,000	314,733	3.1%
Union Pacific	7.875% due 01/15/2019	127,000	127,692	1.2%

			1,190,412	11.6%

Materials

3M	2.00% due 06/26/2022	400,000	383,237	3.7%
BHP Billiton Fin USA	6.50% due 04/01/2019	315,000	318,563	3.1%

			701,800	6.8%

Technology

Adobe Systems	4.75% due 02/01/2020	$379,000	$385,354	$3.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	9

Sextant Short-Term Bond Fund

Schedule of Investments	As of November 30, 2018
Corporate Bonds – 78.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology (continued)

Honeywell International	4.25% due 03/01/2021	$450,000	$459,472	4.5%
Juniper Networks	4.60% due 03/15/2021	375,000	382,366	3.7%
Qualcomm	2.60% due 01/30/2023	400,000	380,475	3.7%
Xilinx	2.125% due 03/15/2019	200,000	199,398	1.9%

			1,807,065	17.6%

Total Corporate Bonds			$8,020,419	78.1%

Government Bonds – 18.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Notes

United States Treasury Note	2.75% due 02/15/2019	$ 200,000	$200,144	1.9%
United States Treasury Note	3.625% due 02/15/2021	900,000	915,258	8.9%
United States Treasury Note	2.50% due 08/15/2023	500,000	492,031	4.8%
United States Treasury Note	2.00% due 09/30/2020	300,000	295,606	2.9%

			1,903,039	18.5%

Total investments	(Cost = $10,122,733)		9,923,458	96.6%
Other assets (net of liabilities)			352,138	3.4%
Total net assets			$10,275,596	100.0%

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "AAA"	16.6%	█
Rated "AA-"	3.7%	█
Rated "A+"	17.5%	█
Rated "A"	18.3%	█
Rated "A-"	8.9%	█
Rated "BBB+"	13.0%	█
Rated "BBB"	10.7%	█
Rated "BBB-"	2.7%	█
Rated "BB"	3.3%	█
Not rated	1.9%	█
Other assets (net of liabilities)	3.4%	█
Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

10	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $10,122,733)	$9,923,458
Cash	265,617
Interest receivable	92,620
Prepaid expenses	8,942
Receivable for Fund shares sold	1,125
Total assets	10,291,762
Liabilities
Accrued audit expenses	4,382
Accrued retirement plan custodial fees	3,291
Accrued advisory fees	2,780
Accrued trustee expenses	2,587
Accrued printing expenses	1,650
Accrued other expenses	1,119
Accrued Chief Compliance Officer expenses	321
Distributions payable	36
Total liabilities	16,166
Net Assets	$10,275,596

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$10,488,794
Total distributable earnings	(213,198)
Net assets applicable to Fund shares outstanding	$10,275,596

Fund shares outstanding	2,081,165

Net asset value, offering, and redemption price per share	$4.94

Statement of Operations
Year ended November 30, 2018

Investment income
Interest income	$208,808
Total investment income	208,808
Expenses
Investment adviser fees	47,622
Filing and registration fees	22,505
Audit fees	6,689
Printing and postage	3,981
Retirement plan custodial fees	3,455
Chief Compliance Officer expenses	2,596
Trustee fees	2,466
Legal fees	1,573
Other expenses	1,274
Custodian fees	481
Total gross expenses	92,642
Less adviser fees waived	(30,628)
Less custodian fee credits	(481)
Net expenses	61,533
Net investment income	$147,275

Net realized loss from investments	$(16,794)
Net increase in unrealized depreciation on investments	(110,471)
Net loss on investments	$(127,265)

Net increase in net assets resulting from operations	$20,010

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	11

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2018	Year ended Nov. 30, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$147,275	$133,894
Net realized gain (loss) on investment	(16,794)	4,623
Net increase in unrealized depreciation	(110,471)	(55,176)
Net increase in net assets	20,010	83,341

Distributions to shareowners	(150,192)	(133,903)A

Capital share transactions
Proceeds from sales of shares	974,206	1,652,337
Value of shares issued in reinvestment of dividends	150,567	133,340
Cost of shares redeemed	(1,423,649)	(1,356,859)
Total capital share transactions	(298,876)	428,818
Total increase (decrease) in net assets	(429,058)	378,256

Net assets
Beginning of year	10,704,654	10,326,398
End of year	$10,275,596	$10,704,654B

Shares of the Fund sold and redeemed
Number of shares sold	196,541	328,488
Number of shares issued in reinvestment of dividends	30,411	26,511
Number of shares redeemed	(286,428)	(269,774)
Net increase (decrease) in number of shares outstanding	(59,476)	85,225

A Consists of net investment income distributions of $133,903.
B Includes accumulated net investment income of $1,165.

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.00	$5.02	$5.02	$5.04	$5.05
Income from investment operations
Net investment income	0.07	0.06	0.05	0.05	0.06
Net gains (losses) on securities (both realized and unrealized)	(0.06)	(0.02)	0.00A	(0.02)	(0.01)
Total from investment operations	0.01	0.04	0.05	0.03	0.05
Less distributions
Dividends (from net investment income)	(0.07)	(0.06)	(0.05)	(0.05)	(0.06)
Capital gains distribution	(0.00)A	-	-	-	-
Total distributions	(0.07)	(0.06)	(0.05)	(0.05)	(0.06)

Net asset value at end of year	$4.94	$5.00	$5.02	$5.02	$5.04

Total return	0.26%	0.87%	1.06%	0.67%	0.94%

Ratios / supplemental data
Net assets ($000), end of year	$10,276	$10,705	$10,326	$7,488	$7,674
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	0.91%	1.01%	1.15%	1.21%	1.29%
After fee waivers	0.61%	0.68%	0.76%	0.76%	0.76%
After fee waivers and custodian fee credits	0.60%	0.68%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.44%	1.26%	1.05%	1.06%	1.14%
Portfolio turnover rate	36%	31%	11%	13%	14%
A Amount is less than $0.01

12	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Performance Summary	(unaudited)
Average Annual Total Returns as of November 30, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Bond Income Fund	-1.78%	2.46%	4.39%	0.86%
FTSE US Broad Investment-Grade Bond Index	-1.38%	2.03%	3.52%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2008, to an identical amount invested in the FTSE US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $15,365 versus $14,142 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Note (3.625% due 02/15/2021)	9.7%	Government Bonds	22.8%	█
United States Treasury Bond (5.375% due 02/15/2031)	4.5%	Municipal Bonds	16.8%	█
Intel (4.00% due 12/15/2032)	3.3%	Health Care	12.7%	█
Apple (4.50% due 02/23/2036)	3.3%	Technology	9.8%	█
Microsoft (4.20% due 11/03/2035)	3.2%	Financials	9.2%	█
Cincinnati Financial (6.92% due 05/15/2028)	2.7%	Industrials	6.1%	█
United States Treasury Bond (6.125% due 08/15/2029)	2.6%	Energy	6.0%	█
Puget Sound Energy (7.02% due 12/01/2027)	2.6%	Utilities	5.7%	█
United Technologies Corp (6.05% due 06/01/2036)	2.6%	Consumer Discretionary	4.7%	█
Lowe's (5.80% due 10/15/2036)	2.6%	Consumer Staples	2.2%	█
		Materials	0.5%	█
		Other assets (net of liabilities)	3.5%	█

Annual Report	November 30, 2018	13

Sextant Bond Income Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2018

For the fiscal year ended November 30, 2018, the Sextant Bond Income Fund returned -1.78%, outperforming the -4.13% average return of its Morningstar Long-Term Bond category peer group. For the five years ended November 30, 2018, the Fund provided a 2.46% annualized total return versus 4.58% for its Morningstar category peer group. During the year, the Fund's share price declined from $5.14 to $4.89, and net investment income fell from 2.99% to 2.83%. Fund shares outstanding rose 21.10%. Fund assets rose 15.21%. The Fund's 30-day yield was 3.16%, and its unsubsidized 30-day yield was 3.02%. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio declined to 0.65% from 0.86%.

Factors Affecting Past Performance

Modest economic growth and moderate inflation in 2018 left the window open for the US Federal Reserve Bank to withdraw more of their experimental monetary policy. Their gradual policy reversal challenged investor complacency, drove bond yields higher, softened US asset prices, and provoked price volatility. Policy tightening has yet to induce a disorderly interest rate spike or liquidity shortfall. It has nonetheless left a significant footprint. Flatter yield curves, wider credit spreads, peaking equity, bond, commodity, and housing prices all imply the Fed's policy normalization may have arrived late in the economic cycle. Concern is rising that policy normalization may influence the business cycle's turning point.

In a reversal of a near decade long trend, in general, short-term bonds performed better that longer-term bonds, and high-rated investment grade credits returned more than low-rated high yield credits. These outcomes are also consistent with "risk-off" periods late in economic and credit cycles.

Looking Forward

We expect US and global inflation to remain modest. We consider any meaningful increase in US yields to be an opportunity to add duration, and not an indicator of a climactic turning point in the rate cycle. Central banks will ration overabundant, artificially cheap credit further. The European Central bank may join the US Federal Reserve and withdraw their even more extraordinary policy stimulus in 2019. It is reasonable to expect 2018's market reactions to continue and broaden in 2019. Central banks are hypersensitive to the impact of their policy withdrawals on the health of the business cycle. They recognize they have a narrow passage to navigate. Their top priority remains avoiding deflation. They will halt normalization (tightening) at the first indication of a serious downturn in the US economic cycle.

We expect short-term rates to rise modestly and long-term rates to remain stable or fall within recent ranges. We also expect high-grade credit will perform as well as or better than lower grade credit for 2019. Municipal bonds will benefit from their recent credit improvement and limited forward supply. We expect fixed coupon cashflow structures for all maturities will provide the best reinvestment risk protection for the remainder of the new year.

Given the recent volatility of other major asset class prices, and the current opportunity to earn higher nominal and real yields in fixed income, 2019 may be a good opportunity to increase your allocation to high quality US bonds.

The Sextant Bond Income Fund will extend dollar-weighted average maturity past its policy minimum of 10 years on any significant increase in long term yields. Credit spreads, while wider than a year ago, remain below fund targets for adding credit risk.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ Long-Term Bond category. The Fund's 12-month return of -1.78% was more than 2% above the Morningstar™ category average of -4.13% at month-end November 30, 2018. Therefore, the basic annual management fee of 0.50% was increased by 0.20% to 0.70% for the month of December 2018. Note that the management fee is partially waived due to the adviser's voluntary cap on total Fund expenses.

14	November 30, 2018	Annual Report

Sextant Bond Income Fund

Schedule of Investments	As of November 30, 2018
Corporate Bonds – 56.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

Lowe's	5.80% due 10/15/2036	$250,000	$279,239	2.6%
VF	6.00% due 10/15/2033	200,000	230,989	2.1%

			510,228	4.7%

Consumer Staples

Unilever Capital	5.90% due 11/15/2032	200,000	239,543	2.2%

			239,543	2.2%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	121,115	1.1%
Canadian Natural Resources	6.45% due 06/30/2033	225,000	255,305	2.4%
Statoil	7.15% due 01/15/2029	224,000	276,802	2.5%

			653,222	6.0%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	239,376	2.2%
Bank Of New York Mellon MTN	3.30% due 08/23/2029	250,000	231,275	2.1%
Cincinnati Financial	6.92% due 05/15/2028	250,000	299,735	2.7%
UBS AG Stamford CT	7.75% due 09/01/2026	200,000	234,040	2.2%

			1,004,426	9.2%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	267,821	2.4%
Johnson & Johnson	4.95% due 05/15/2033	226,000	249,187	2.3%
Medtronic Inc	4.375% due 03/15/2035	260,000	260,864	2.4%
Merck & Co.	6.50% due 12/01/2033	215,000	274,176	2.5%
Pharmacia	6.50% due 12/01/2018	100,000	100,000	0.9%
Teva Pharmaceutical	3.65% due 11/10/2021	250,000	238,729	2.2%

			1,390,777	12.7%

Industrials

Boeing	6.125% due 02/15/2033	215,000	263,256	2.4%
Deere & Co.	8.10% due 05/15/2030	95,000	125,547	1.1%
United Technologies Corp	6.05% due 06/01/2036	250,000	281,437	2.6%

			670,240	6.1%

Materials

Air Products & Chemicals	8.75% due 04/15/2021	50,000	54,885	0.5%

			54,885	0.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	15

Sextant Bond Income Fund

Schedule of Investments	As of November 30, 2018
Corporate Bonds – 58.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Apple	4.50% due 02/23/2036	$350,000	$362,116	3.3%
Intel	4.00% due 12/15/2032	360,000	362,208	3.3%
Microsoft	4.20% due 11/03/2035	350,000	353,897	3.2%

			1,078,221	9.8%

Utilities

Entergy Louisiana	5.40% due 11/01/2024	200,000	218,000	2.0%
Florida Power & Light	5.95% due 10/01/2033	100,000	117,903	1.1%
Puget Sound Energy	7.02% due 12/01/2027	237,000	283,492	2.6%

			619,395	5.7%

Total Corporate Bonds			$6,220,937	56.9%

Government Bonds – 22.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	$175,000	$205,357	1.9%

			205,357	1.9%

United States Treasury Bonds

United States Treasury Bond	5.25% due 02/15/2029	170,000	202,838	1.9%
United States Treasury Bond	6.25% due 05/15/2030	75,000	98,086	0.9%
United States Treasury Bond	6.125% due 08/15/2029	225,000	288,026	2.6%
United States Treasury Bond	5.375% due 02/15/2031	400,000	493,813	4.5%

			1,082,763	9.9%

United States Treasury Notes

United States Treasury Note	3.625% due 02/15/2021	1,040,000	1,057,631	9.7%
United States Treasury Note	3.125% due 11/15/2041	145,000	141324	1.3%

			1,198,955	11.0%

Total Government Bonds			$2,487,075	22.8%

Continued on next page.

16	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments	As of November 30, 2018
Municipal Bonds – 16.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	$250,000	$258,640	2.4%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	206,968	1.9%
Dupage Co. IL CCD #502	5.50% due 01/01/2026	150,000	150,249	1.4%
Idaho Hsg & Fin GARVEE BAB A-2	5.379% due 07/15/2020	180,000	184,716	1.7%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	152,194	1.4%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	209,528	1.9%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	246,686	2.2%

			1,408,981	12.9%

Municipal Leases

Johnson Co KS Bldg Ls/Pr RevBAB	4.60% due 09/01/2026	250,000	254,508	2.3%
Oklahoma City Fin Auth Ed Lease Rev	6.60% due 09/01/2022	160,000	178,168	1.6%

			432,676	3.9%

Total Municipal Bonds			$1,841,657	16.8%

Total investments	(Cost = $10,731,435)		10,549,669	96.5%
Other assets (net of liabilities)			383,370	3.5%
Total net assets			$10,933,039	100.0%

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "AAA"	27.4%	█
Rated "AA+"	6.0%	█
Rated "AA"	11.3%	█
Rated "AA-"	6.3%	█
Rated "A+"	5.5%	█
Rated "A"	14.9%	█
Rated "A-"	13.2%	█
Rated "BBB+"	7.3%	█
Rated "BBB"	2.4%	█
Rated"BB"	2.2%	█
Other assets (net of liabilities)	3.5%	█
Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	17

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $10,731,435)	$10,549,669
Cash	258,813
Interest receivable	132,282
Prepaid expenses	8,259
Insurance reserve premium	400
Receivable for Fund shares sold	133
Total assets	10,949,556
Liabilities
Accrued audit expenses	3,850
Accrued other expenses	3,644
Accrued advisory fees	3,048
Accrued trustee expenses	2,828
Accrued retirement plan custodial fees	2,594
Accrued Chief Compliance Officer expenses	294
Distributions Payable	254
Payable for Fund shares redeemed	5
Total liabilities	16,517
Net assets	$10,933,039

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$11,160,946
Total distributable earnings	(227,907)
Net assets applicable to Fund shares outstanding	$10,933,039

Fund shares outstanding	2,235,870

Net asset value, offering, and redemption price per share	$4.89

Statement of Operations
Year ended November 30, 2018

Investment income
Interest income	$372,938
Miscellaneous income	4
Total investment income	372,942
Expenses
Investment adviser fees	39,901
Filing and registration fees	20,746
Audit fees	6,746
Printing and postage	3,565
Retirement plan custodial fees	2,794
Trustee fees	2,550
Chief Compliance Officer expenses	2,389
Legal fees	1,413
Other expenses	1,200
Custodian fees	454
Total gross expenses	81,758
Less adviser fees waived	(18,215)
Less custodian fee credits	(454)
Net expenses	63,089
Net investment income	$309,853

Net decrease in unrealized appreciation on investments	$(480,051)
Net loss on investments	$(480,051)

Net decrease in net assets resulting from operations	$(170,198)

18	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2018	Year ended Nov. 30, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$309,853	$284,129
Net realized loss on investments	-	(18,437)
Net increase (decrease) in unrealized appreciation	(480,051)	163,741
Net increase (decrease) in net assets	(170,198)	429,433

Distributions to shareowners	(309,851)	(284,105)A

Capital share transactions
Proceeds from sales of shares	3,232,820	1,428,332
Value of shares issued in reinvestment of dividends	306,251	283,310
Cost of shares redeemed	(1,621,814)	(2,064,477)
Total capital share transactions	1,917,257	(352,835)
Total increase (decrease) in net assets	1,437,208	(207,507)

Net assets
Beginning of year	9,495,831	9,703,338
End of year	$10,933,039	$9,495,831B

Shares of the Fund sold and redeemed
Number of shares sold	650,577	279,298
Number of shares issued in reinvestment of dividends	61,384	55,166
Number of shares redeemed	(322,372)	(403,662)
Net increase (decrease) in number of shares outstanding	389,589	(69,198)

A Consists of net investment income distributions of 284,105.
B Includes accumulated net investment income of $24.

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.14	$5.07	$5.07	$5.26	$5.05
Income from investment operations
Net investment income	0.16	0.16	0.15	0.17	0.16
Net gains (losses) on securities (both realized and unrealized)	(0.25)	0.07	0.00A	(0.19)	0.21
Total from investment operations	(0.09)	0.23	0.15	(0.02)	0.37
Less distributions
Dividends (from net investment income)	(0.16)	(0.16)	(0.15)	(0.17)	(0.16)
Total distributions	(0.16)	(0.16)	(0.15)	(0.17)	(0.16)

Net asset value at end of year	$4.89	$5.14	$5.07	$5.07	$5.26

Total return	(1.78)%	4.51%	2.91%	(0.47)%	7.40%

Ratios / supplemental data
Net assets ($000), end of year	$10,933	$9,496	$9,703	$7,998	$7,967
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	0.86%	0.98%	1.01%	1.03%	1.27%
After fee waivers	0.66%	0.78%	0.89%	0.90%	0.91%
After fee waivers and custodian fee credits	0.65%	0.78%	0.88%	0.90%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.20%	3.05%	2.85%	3.21%	3.07%
Portfolio turnover rate	0%	4%	11%	4%	13%
A Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	19

Sextant Core Fund

Performance Summary	(unaudited)
Average Annual Total Returns as of November 30, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Core Fund	0.16%	3.99%	6.83%	0.73%
Dow Jones Moderate US Portfolio Index	-0.28%	5.14%	9.11%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2008, to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $19,358 versus $23,939 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Technology	12.9%	2.3%
Financials	9.7%	5.3%
Government Bonds	n/a	13.9%
Health Care	9.6%	3.8%
Industrials	5.5%	3.3%
Materials	7.2%	0.8%
Consumer Discretionary	5.3%	1.6%
Communications	2.2%	2.1%
Energy	4.2%	0.0%
Municipal Bonds	n/a	3.3%
Consumer Staples	2.8%	n/a
Utilities	1.4%	n/a
Total	60.8%	36.4%

Top 10 Holdings
% of Total Net Assets
US Treasury Bond (6.25% due 08/15/2023)	3.9%
United States Treasury Note (2.75% due 11/15/2023)	2.7%
Welltower Inc (4.25% due 04/15/2028)	2.6%
Gilead Sciences (3.70% due 04/01/2024)	1.9%
United States Treasury Note (2.00% due 11/30/2022)	1.9%
Johnson & Johnson	1.8%
Toronto-Dominion Bank	1.8%
PNC Financial Services Group	1.8%
Union Pacific Corp (3.375% due 02/01/2035)	1.7%
Legrand France Yankee (8.50% due 02/15/2025)	1.6%

Asset Allocation
% of Total Net Assets
Equity Securities	60.8%	█
Fixed Income Securities	36.4%	█
Other assets (net of liabilities)	2.8%	█

20	November 30, 2018	Annual Report

Sextant Core Fund

Discussion of Fund Performance	(unaudited)

(photos omitted)

Fiscal Year 2018

For the fiscal year ended November 30, 2018, the Sextant Core Fund eked out a one-year return of 0.16%, outperforming the benchmark Dow Jones Moderate Portfolio Index return of -0.28% for the same period. The benchmark index peaked in January 2018 while the Fund peaked in September 2018, leading the fund to underperform the benchmark in the first half of the year and outperform in the second half of the year.

Factors Affecting Past Performance

Equities

The Sextant Core Fund's mandate specifies a 60% allocation to equity securities, with two-thirds being US-domiciled companies and one-third foreign-domiciled companies. The Fund's average equity allocation for the year was 61.7%. During the year, the Fund increased the number of equity positions, increased the average dividend yield, maintained the average position size, and increased the average market capitalization. The Energy, Consumer Discretionary, and Utilities sector were the largest contributors, offset by the Financial and Industrial sectors. The largest sector allocation, Technology, contributed modest performance for the year.

Fixed Income

Modest economic growth and moderate inflation in 2018 left the window open for the US Federal Reserve Bank to withdraw more of their experimental monetary policy. Their gradual policy reversal challenged investor complacency, drove bond yields higher, softened US asset prices, and provoked price volatility. Policy tightening has yet to induce a disorderly interest rate spike or liquidity shortfall. It has nonetheless left a significant footprint. Flatter yield curves, wider credit spreads, peaking equity, bond, commodity, and housing prices all imply the Fed's policy normalization may have arrived late in the economic cycle. Concern is rising that policy normalization may influence the business cycle's turning point.

In a reversal of a near decade long trend, in general, short-term bonds performed better that longer-term bonds, and high-rated investment grade credits returned more than low-rated high yield credits. These outcomes are also consistent with "risk-off" periods late in economic and credit cycles.

Looking Forward

With regard to the equity portfolio of the Fund, we expect to maintain the number of positions and emphasize the Fund's value and income characteristics. In the second half of 2018, the Fund reduced exposure to the overweight Technology sector as valuations became less attractive and reallocated that capital to the Healthcare sector. The recent equity market correction reset valuations and offers new quality candidates for inclusion. Consequently, the Fund's fiscal 2018 turnover of 30% will likely be replicated in 2019, as the fund seeks quality, attractively valued, income producing securities.

We expect US and global inflation to remain modest. We consider any meaningful increase in US yields to be an opportunity to add duration to the bond portion of the portfolio, and not an indicator of a climactic turning point in the rate cycle. Central banks will ration overabundant, artificially cheap credit further. The European Central bank may join the US Federal Reserve and withdraw their even more extraordinary policy stimulus in 2019. It is reasonable to expect 2018's market reactions to continue and broaden in 2019. Central banks are hypersensitive to the impact of their policy withdrawals on the health of the business cycle. They recognize they have a narrow passage to navigate. Their top priority remains avoiding deflation. They will halt normalization (tightening) at the first indication of a serious downturn in the US economic cycle.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ Allocation – 50% to 70% Equity category. The Fund's 12-month return of 0.09% was less than 1% below the Morningstar™ category average of 0.12% as of November 30, 2018. Therefore, the basic annual management fee of 0.50% was charged for the month of December 2018.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "AAA"	14.7%	█
Rated "AA+"	2.4%	█
Rated "AA"	1.7%	█
Rated "AA-"	0.7%	█
Rated "A"	2.7%	█
Rated "A-"	6.4%	█
Rated "BBB+"	5.6%	█
Rated "BBB"	2.2%	█
Equity	60.8%	█
Other assets (net of liabilities)	2.8%	█
Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

Annual Report	November 30, 2018	21

Sextant Core Fund

Schedule of Investments	As of November 30, 2018
Common Stocks – 60.8%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Alphabet, Class A²	125	$97,463	$138,706	United States	1.1%

Telecom Carriers
BCE	3,300	140,233	141,504	Canada	1.1%

		237,696	280,210		2.2%

Consumer Discretionary

Apparel, Footwear & Accessory Design
VF	1,600	94,417	130,064	United States	1.0%

Auto Parts
Garrett Motion²	4,100	47,582	47,150	United States	0.4%

Automobiles
Subaru ADR	7,000	79,659	77,525	Japan	0.6%

Home & Office Product Wholesalers
Fastenal	2,000	95,155	118,520	United States	0.9%

Home Products Stores
Lowe's	1,400	86,638	132,118	United States	1.0%

Specialty Apparel Stores
Ross Stores	1,990	130,074	174,324	United States	1.4%

		533,525	679,701		5.3%

Consumer Staples

Beverages
PepsiCo	600	56,400	73,164	United States	0.6%

Household Products
Procter & Gamble	650	41,180	61,432	United States	0.5%
Unilever ADR	1,700	69,828	92,293	United Kingdom	0.7%
		111,008	153,725		1.2%

Packaged Food
Nestle ADR	1,500	108,874	127,830	Switzerland	1.0%

		276,282	354,719		2.8%

Energy

Exploration & Production
CNOOC ADR	640	80,876	107,795	China	0.8%
ConocoPhillips	2,240	114,404	148,243	United States	1.2%
		195,280	256,038		2.0%

Integrated Oils
Equinor ADR	6,500	113,335	151,970	Norway	1.2%
Total ADR	2,332	125,487	129,683	France	1.0%
		238,822	281,653		2.2%

		434,102	537,691		4.2%

Continued on next page.

22	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments	As of November 30, 2018
Common Stocks – 60.8%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Banks
PNC Financial Services Group	1,690	$129,314	$229,468	United States	1.8%
Toronto-Dominion Bank	4,165	175,741	230,325	Canada	1.8%
		305,055	459,793		3.6%

Consumer Finance
Ally Financial	7,100	147,875	189,428	United States	1.5%

Diversified Banks
Citigroup	1,900	138,144	123,101	United States	0.9%
JP Morgan Chase	1,850	164,688	205,701	United States	1.6%
Mitsubishi UFJ Financial ADR	21,450	137,152	116,688	Japan	0.9%
		439,984	445,490		3.4%

P&C Insurance
Chubb	1,130	151,600	151,126	Switzerland	1.2%

		1,044,514	1,245,837		9.7%

Health Care

Biotech
Amgen	970	155,052	202,003	United States	1.6%

Large Pharma
Bristol-Myers Squibb	2,400	124,748	128,304	United States	1.0%
GlaxoSmithKline ADR	3,100	127,683	129,797	United Kingdom	1.0%
Johnson & Johnson	1,600	142,381	235,040	United States	1.8%
Novo Nordisk ADR	1,850	48,138	86,247	Denmark	0.7%
Pfizer	3,980	126,577	183,995	United States	1.4%
		569,527	763,383		5.9%

Life Science Equipment
Abbott Laboratories	2,700	97,630	199,935	United States	1.5%

Medical Equipment
Koninklijke Philips ADR	2,000	74,573	75,900	Netherlands	0.6%

		896,782	1,241,221		9.6%

Industrials

Commercial & Residential Building Equipment & Systems
Honeywell International	1,000	49,533	146,750	United States	1.2%
Johnson Controls International	3,000	112,077	104,340	United States	0.8%
		161,610	251,090		2.0%

Factory Automation Equipment
Sensata Technologies Holding²	2,870	120,959	132,766	United States	1.0%

Flow Control Equipment
Parker Hannifin	1,150	130,395	197,846	United States	1.5%

Rail Freight
Canadian National Railway	1,400	34,680	120,148	Canada	1.0%

		447,644	701,850		5.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	23

Sextant Core Fund

Schedule of Investments	As of November 30, 2018
Common Stocks – 60.8%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials

Basic & Diversified Chemicals
Linde²	1,000	$79,815	$159,050	Ireland	1.2%

Containers & Packaging
3M	975	83,159	202,722	United States	1.6%

Non-Wood Building Materials
Carlisle	1,000	105,693	105,520	United States	0.8%

Specialty Chemicals
DowDuPont	2,400	156,401	138,840	United States	1.1%
PPG Industries	1,500	161,248	163,995	United States	1.3%
RPM International	2,400	67,251	158,280	United States	1.2%
		384,900	461,115		3.6%

		653,567	928,407		7.2%

Technology

Application Software
SAP ADR	1,250	104,643	129,600	Germany	1.0%
Tencent Holdings ADR	2,100	67,036	84,168	China	0.7%
		171,679	213,768		1.7%

Communications Equipment
Apple	1,000	94,574	178,580	United States	1.4%

Computer Hardware & Storage
HP	3,300	49,083	75,900	United States	0.6%

Infrastructure Software
Oracle	3,100	124,402	151,156	United States	1.1%

IT Services
Amdocs Limited	2,400	163,554	155,784	United States	1.2%

Semiconductor Devices
Infineon Technologies ADR	5,275	99,910	111,830	Germany	0.9%
Intel	3,100	109,565	152,861	United States	1.2%
Microchip Technology	1,000	75,784	75,000	United States	0.6%
Micron Technology²	1,700	69,616	65,552	United States	0.5%
Qualcomm	2,200	127,347	128,172	United States	1.0%
Xilinx	1,700	68,620	157,216	United States	1.2%
		550,842	690,631		5.4%

Semiconductor Manufacturing
Applied Materials	1,800	68,930	67,104	United States	0.5%
Taiwan Semiconductor ADR	3,500	37,158	131,565	Taiwan	1.0%
		106,088	198,669		1.5%

		1,260,222	1,664,488		12.9%

Continued next page.

24	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments	As of November 30, 2018
Common Stocks – 60.8%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Utilities

Integrated Utilities
NextEra Energy	1,000	72,153	181,710	United States	1.4%

		72,153	181,710		1.4%

Total Common Stocks		$5,856,487	$7,815,834		60.8%

Corporate Bonds – 19.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Communications

America Movil	5.00% due 03/30/2020	$100,000	$101,479	0.7%
Bellsouth Capital Funding	7.875% due 02/15/2030	150,000	175,173	1.4%

			276,652	2.1%

Consumer Discretionary

Stanford University	4.013% due 05/01/2042	100,000	99,912	0.8%
Walmart	1.95% due 12/15/2018	100,000	99,971	0.8%

			199,883	1.6%

Financials

General Electric Capital	5.35% due 04/15/2022	101,000	95,708	0.8%
HSBC Holdings	4.25% due 03/14/2024	150,000	146,939	1.1%
PartnerRe Finance B	5.50% due 06/01/2020	100,000	102,074	0.8%
Welltower Inc	4.25% due 04/15/2028	350,000	339,457	2.6%

			684,178	5.3%

Health Care

Becton Dickinson	3.125% due 11/08/2021	100,000	98,477	0.8%
Celgene	2.875% due 08/15/2020	140,000	138,235	1.1%
Gilead Sciences	3.70% due 04/01/2024	250,000	247,947	1.9%

			484,659	3.8%

Industrials

Legrand France Yankee	8.50% due 02/15/2025	170,000	208,256	1.6%
Union Pacific Corp	3.375% due 02/01/2035	250,000	213,907	1.7%

			422,163	3.3%

Materials

Air Products & Chemicals	4.375% due 08/21/2019	100,000	100,841	0.8%

			100,841	0.8%

Technology

Cisco Systems	2.90% due 03/04/2021	100,000	99,397	0.7%
Qualcomm	3.25% due 05/20/2027	220,000	202,460	1.6%

			301,857	2.3%

Total Corporate Bonds			$2,470,233	19.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	25

Sextant Core Fund

Schedule of Investments	As of November 30, 2018
Government Bonds – 13.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Bonds

United States Treasury Bond	6.25% due 08/15/2023	$438,000	$502,930	3.9%
United States Treasury Bond	4.50% due 02/15/2036	137,000	162,147	1.3%

			665,077	5.2%

United States Treasury Notes

United States Treasury Note	1.50% due 06/15/2020	150,000	147,053	1.1%
United States Treasury Note	2.75% due 11/15/2023	350,000	348,154	2.7%
United States Treasury Note	2.00% due 05/31/2024	80,000	76,412	0.6%
United States Treasury Note	2.125% due 08/31/2020	204,000	201,570	1.6%
United States Treasury Note	2.00% due 11/30/2022	250,000	241,992	1.9%
United States Treasury Note	1.625% due 04/30/2023	106,000	100,584	0.8%

			1,115,765	8.7%

Total Government Bonds			$1,780,842	13.9%

Municipal Bonds – 3.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Lake Washington SD 414 WA BAB	4.906% due 12/01/2027	$100,000	$102,568	0.8%
Skagit SD #1	4.613% due 12/01/2022	100,000	102,762	0.8%

			205,330	1.6%

State Education

New York City Housing Dev	2.65% due 05/01/2021	100,000	98,523	0.8%

			98,523	0.8%

Utility Networks

Tacoma WA Elec Sys Revenue	5.966% due 01/01/2035	100,000	119,175	0.9%

			119,175	0.9%

Total Municipal Bonds			$423,028	3.3%

Total investments	(Cost = $10,667,091)		12,489,937	97.2%
Other assets (net of liabilities)			361,358	2.8%
Total net assets			$12,851,295	100.0%
¹ Country of domicile ² Non-income producing security ADR: American Depositary Receipt

26	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $10,667,091)	$12,489,937
Cash	312,355
Dividends and interest receivable	65,035
Prepaid expenses	11,191
Receivable for Fund shares sold	275
Total assets	12,878,793
Liabilities
Accrued trustee expenses	5,926
Accrued advisory fees	5,222
Accrued audit expenses	4,552
Accrued printing expenses	3,486
Accrued retirement plan custodial fees	2,838
Payable for fund shares redeemed	2,800
Accrued other expenses	1,280
Accrued postage expenses	983
Accrued Chief Compliance Officer expenses	411
Total liabilities	27,498
Net assets	$12,851,295

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$10,876,508
Total distributable earnings	1,974,787
Net assets applicable to Fund shares outstanding	$12,851,295

Fund shares outstanding	1,001,265

Net asset value, offering, and redemption price per share	$12.84

Statement of Operations
Year ended November 30, 2018

Investment income
Dividends (net of foreign tax of $9,767)	$158,584
Interest income	125,558
Total investment income	284,142
Expenses
Investment adviser fees	62,932
Filing and registration fees	23,947
Audit fees	6,810
Printing and postage	3,566
Retirement plan custodial fees	3,078
Chief Compliance Officer expenses	3,046
Trustee fees	2,539
Legal fees	1,453
Other expenses	1,335
Custodian fees	590
Total gross expenses	109,296
Less custodian fee credits	(590)
Net expenses	108,706
Net investment income	$175,436

Net realized gain from investments and foreign currency	$145,000
Net decrease in unrealized appreciation on investments and foreign currency	(280,915)
Net loss on investments	$(135,915)

Net increase in net assets resulting from operations	$39,521

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	27

Sextant Core Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2018	Year ended Nov. 30, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$175,436	$167,886
Net realized gain on investment	145,000	48,407
Net increase (decrease) in unrealized appreciation	(280,915)	1,338,467
Net increase in net assets	39,521	1,554,760

Distributions to shareowners	(166,943)	(132,290)A

Capital share transactions
Proceeds from sales of shares	2,728,274	4,682,485
Value of shares issued in reinvestment of dividends	166,943	132,290
Cost of shares redeemed	(2,896,024)	(1,820,402)
Total capital share transactions	(807)	2,994,373
Total increase (decrease) in net assets	(128,229)	4,416,843

Net assets
Beginning of year	12,979,524	8,562,681
End of year	$12,851,295	$12,979,524B

Shares of the Fund sold and redeemed
Number of shares sold	211,487	387,379
Number of shares issued in reinvestment of dividends	12,931	11,550
Number of shares redeemed	(222,368)	(147,603)
Net increase in number of shares outstanding	2,050	251,326

A Consists of net investment income distributions of $132,290.
B Includes accumulated net investment income of $166,943.

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2018	2017	2016	2015	2014
Net asset value at beginning of year	$12.99	$11.45	$11.25	$12.43	$11.78
Income from investment operations
Net investment income	0.18	0.16	0.18	0.18	0.21
Net gains (losses) on securities (both realized and unrealized)	(0.16)	1.55	0.02	(0.72)	0.78
Total from investment operations	0.02	1.71	0.20	(0.54)	0.99
Less distributions
Dividends (from net investment income)	(0.17)	(0.17)	-	(0.18)	(0.21)
Distributions (from capital gains)	-	-	-	(0.46)	(0.13)
Total distributions	(0.17)	(0.17)	-	(0.64)	(0.34)

Net asset value at end of year	$12.84	$12.99	$11.45	$11.25	$12.43

Total return	0.16%	15.15%	1.78%	(4.38)%	8.41%

Ratios / supplemental data
Net assets ($000), end of year	$12,851	$12,980	$8,563	$8,435	$8,656
Ratio of expenses to average net assets
Before custodian fee credits	0.88%	0.84%	1.05%	1.02%	1.17%
After custodian fee credits	0.87%	0.83%	1.04%	1.01%	1.16%
Ratio of net investment income after custodian fee credits to average net assets	1.41%	1.52%	1.52%	1.44%	1.88%
Portfolio turnover rate	30%	34%	39%	24%	14%

28	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Performance Summary	(unaudited)
Average Annual Total Returns as of November 30, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Global High Income Fund²	2.31%	4.62%	n/a	1.06%
S&P Global 1200 Index	0.52%	7.29%	11.50%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund's inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $13,901 versus $18,364 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² The Sextant Global High Income Fund began operations on March 30, 2012.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Government Bonds	n/a	15.3%
Financials	5.0%	9.7%
Energy	13.0%	1.4%
Technology	8.4%	3.0%
Materials	7.3%	2.9%
Communications	4.8%	2.9%
Industrials	3.6%	2.4%
Consumer Discretionary	n/a	5.0%
Health Care	3.4%	n/a
Municipal Bonds	n/a	3.3%
Consumer Staples	n/a	2.0%
Total	45.5%	47.9%

Top 10 Holdings
% of Total Net Assets
United States Treasury Bond (6.125% due 11/15/2027)	7.0%
Mexico Bonos Desarrollo (6.50% due 06/10/2021)	4.5%
Itau Unibanco Holding ADR, Class A	3.5%
Microchip Technology	3.4%
CNOOC ADR	3.3%
Equinor ADR	3.2%
BHP Billiton	3.0%
T-Mobile (6.50% due 01/15/2026)	2.9%
Jefferies Group (5.125% due 01/20/2023)	2.9%
SK Telecom ADR	2.9%

Asset Allocation
% of Total Net Assets
Equity Securities	45.5%	█
Fixed Income Securities	47.9%	█
Other assets (net of liabilities)	6.6%	█

Annual Report	November 30, 2018	29

Sextant Global High Income Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2018

The Sextant Global High Income Fund completed fiscal year 2018 with a total return of 2.31%. The Fund paid a qualified income distribution of $0.149 and a regular income distribution of $0.243 on December 27, 2018. The ratio of net investment income to average net assets during the fiscal year was 3.34%. The 30-day SEC yield was 3.43% at fiscal year-end.

The Fund outperformed its equity benchmark, the S&P Global 1200, which returned 0.52%, as well as its fixed-income benchmark, the Bloomberg-Barclays Global High Yield Corporate Bond Index, which returned -1.85%; it also beat its Morningstar World Allocation peer group, which returned -3.38%.

Factors Affecting Past Performance

The previous fiscal year was marked by decades-low volatility in the US equity market, but with tax cuts in the rear-view mirror, President Trump's actions on trade, and sputtering growth in Europe and China, investors suddenly became less than sanguine in early 2018. Indeed, we calculate that annualized volatility of the S&P 500 daily returns increased from 6.8% in fiscal year 2017 to 14.9% in fiscal year 2018! In this choppy trading environment, the Fund's consistent security selection across global equity sectors helped to drive strong comparative performance, with the Fund's top six equity performers during the fiscal year coming from six different sectors. Our approach in stock selection emphasizes valuation-discipline and fundamental analysis, a focus on dividends, and contrarianism – looking for opportunities where others may not see them.

Looking Forward

Equities
While steadily rising markets can make investors happy, they also make it harder for investment managers to source compelling opportunities in which to deploy new funds or redeploy proceeds from investments that are more than fully valued. To that end, the recent increase in volatility, declines in broad equity markets, and pockets of more severe pessimism and distress have led us to a number of attractive opportunities for investment, and others we are exploring further.

Fixed Income
The yield curve flattened significantly throughout the fiscal year (the difference between long-term and short-term rates becoming narrower), and inverted yield curves in the past have correlated with recessions and falling equity markets. While inflation remains constrained, wage growth has picked up recently. Falling interest rates and equity market turmoil signal that, on balance, market participants are more worried about risks to growth than about rising inflation. The Federal Reserve has also sketched out a more aggressive path to raising interest rates than the markets appear to desire, which has added to market turmoil. We believe that the US economy remains on solid footing, but that the Fed will take a more cautious approach to raising rates in 2019 than it may have planned, to ensure that economic growth continues, and in case weakness abroad threatens to derail the global economy.

Foreign Currencies
With interest rates in other developed economies remaining low, while US interest rates were generally rising during the year, the US dollar continued to be strong against other currencies. So-called carry traders want to borrow in euro or yen and invest the money in US dollars to capture the rate differential, and that demand for dollars helps drive up the exchange rate. Nonetheless, these movements in exchange rates have left several emerging markets currencies (such as the Mexican peso and Brazilain real) as well as select developed market exchange rates (like the Swedish kroner and Canadian dollar) well below our assessment of fair value, based on purchasing power. We expect that, over time, these currencies will strengthen in comparison with the dollar.

Management Fee Calculations

The Sextant Global High Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "World Allocation" category. The Fund's 12-month return (2.31%) was more than two percent above the Morningstar™ category average (-3.38%) at month-end November 30, 2018. Therefore, the basic annual management fee of 0.50% was increased by 0.20% to 0.70% for the month of December 2018. Note that significant portions of the Fund's expenses are waived due to the adviser's voluntary cap on total Fund expenses.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "AAA"	7.0%	█
Rated "AA"	1.2%	█
Rated "A+"	2.4%	█
Rated "A-"	4.5%	█
Rated "BBB"	7.6%	█
Rated "BBB-"	4.5%	█
Rated "BB+"	7.1%	█
Rated "BB"	4.5%	█
Rated "BB-"	3.0%	█
Rated "B"	1.8%	█
Not Rated	4.3%	█
Equity	45.5%	█
Other assets (net of liabilities)	6.6%	█
Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

30	November 30, 2018	Annual Report

Sextant Global High Income Fund

Schedule of Investments	As of November 30, 2018
Common Stocks – 45.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
Orange ADR	10,000	$147,658	$167,600	France	1.9%
SK Telecom ADR	9,000	149,322	255,330	South Korea	2.9%

		296,980	422,930		4.8%

Energy

Exploration & Production
CNOOC Limited ADR	1,700	260,828	286,331	China	3.3%
Goodrich Petroleum²	138	-	1,990	United States	0.0%[3]
		260,828	288,321		3.3%

Integrated Oils
Equinor ADR	12,000	218,810	280,560	Norway	3.2%
Royal Dutch Shell ADR, Class A	3,800	241,426	229,520	Netherlands	2.6%
Total ADR	3,800	202,606	211,318	France	2.4%
		662,842	721,398		8.2%

Oil & Gas Services & Equip
National Oilwell Varco	4,200	139,818	134,862	United States	1.5%

		1,063,488	1,144,581		13.0%

Financials

Banks
Skandinaviska Enskilda Banken, Class A	13,000	136,631	135,642	Sweden	1.5%

Diversified Banks
Itau Unibanco Holding ADR, Class A	33,000	207,301	307,890	Brazil	3.5%

		343,932	443,532		5.0%

Health Care

Large Pharma
GlaxoSmithKline ADR	3,100	143,250	129,797	United Kingdom	1.4%
Novartis ADR	1,900	110,053	173,907	Switzerland	2.0%

		253,303	303,704		3.4%

Industrials

Infrastructure Construction
CCR	45,000	130,047	151,164	Brazil	1.7%
Hopewell Highway Infrastructure	325,000	168,010	164,972	Hong Kong	1.9%

		298,057	316,136		3.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	31

Sextant Global High Income Fund

Schedule of Investments	As of November 30, 2018
Common Stocks – 45.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials

Agricultural Chemicals
Nutrien	3,200	$221,690	$164,992	Canada	1.9%

Base Metals
South 32 ADR	19,000	134,773	213,845	Australia	2.4%

Steel Raw Material Suppliers
BHP Billiton ADR	6,000	207,424	266,160	Australia	3.0%

		563,887	644,997		7.3%

Technology

Infrastructure Software
Micro Focus International plc Spons	13,000	241,211	253,630	United States	2.9%

Semiconductor Devices
Microchip Technology	4,000	136,113	300,000	United States	3.4%

Semiconductor Devices
Applied Materials	5,000	180,911	186,400	United States	2.1%

		558,235	740,030		8.4%

Total Common Stock		$3,377,882	$4,015,910		45.5%

Corporate Bonds – 29.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

T-Mobile	6.50% due 01/15/2026	$250,000	$259,375	United States	2.9%

			259,375		2.9%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	139,875	United States	1.6%
GAP	5.95% due 04/12/2021	100,000	102,969	United States	1.2%
Rent-A-Center	6.625% due 11/15/2020	200,000	198,000	United States	2.2%

			440,844		5.0%

Consumer Staples

Grupo Bimbo	4.875% due 06/27/2044	200,000	178,174	Mexico	2.0%

			178,174		2.0%

Energy

Petrobras International Finance	6.875% due 01/20/2040	50,000	47,005	Brazil	0.5%
Petrobras International Finance	6.75% due 01/27/2041	80,000	74,500	Brazil	0.9%

			121,505		1.4%

Continued on next page.

32	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments	As of November 30, 2018
Corporate Bonds – 29.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Financials

Canadian Imperial Bank	3.42% due 01/26/2026	CAD 250,000	$188,296	Canada	2.2%
Jefferies Group	5.125% due 01/20/2023	250,000	256,419	United States	2.9%
Lincoln National (3 month LIBOR plus 2.04%)[4]	6.05% due 04/20/2067	250,000	206,250	United States	2.3%
Royal Bank of Scotland	6.125% due 12/15/2022	200,000	202,868	United Kingdom	2.3%

			853,833		9.7%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	211,693	United States	2.4%

			211,693		2.4%

Materials

Allegheny Technologies	7.875% due 08/15/2023	150,000	156,375	United States	1.8%
AngloGold Ashanti Holdings	5.375% due 04/15/2020	100,000	100,906	South Africa	1.1%

			257,281		2.9%

Technology

Hewlett Packard	4.65% due 12/09/2021	100,000	102,478	United States	1.1%
Nokia	5.375% due 05/15/2019	165,750	166,164	Finland	1.9%

			268,642		3.0%

Total Corporate Bonds			$2,591,347		29.3%

Government Bonds - 15.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	$139,564	Colombia	1.6%
Federal Republic of Brazil	8.50% due 01/05/2024	BRL 750,000	191,040	Brazil	2.2%
Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 85,000	397,150	Mexico	4.5%

			727,754		8.3%

United States Treasury Bonds

United States Treasury Bond	6.125% due 11/15/2027	500,000	621,699	United States	7.0%

			621,699		7.0%

Total Government Bonds			$1,349,453		15.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	33

Sextant Global High Income Fund

Schedule of Investments	As of November 30, 2018
Municipal Bonds – 3.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Revenue

Colony TX NFM Sales Tax Revenue	7.00% due 10/01/2027	$100,000	$102,184	United States	1.2%
Colony TX NFM Sales Tax Revenue	7.25% due 10/01/2033	50,000	51,092	United States	0.6%
Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	50,000	53,624	United States	0.6%

			206,900		2.4%

Water Supply

Puerto Rico Aqueduct & Sewer	5.00% due 07/01/2019	85,000	81,706	United States	0.9%

			81,706		0.09%

Total Municipal Bonds			288,606		3.3%

Warrants – 0.0%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy

Exploration & Production
Goodrich Petroleum Warrants²	1,179	$-	$-	United States	0.0%

		$-	$-		0.0%

Total investments	(Cost = $7,845,294)		8,245,316		93.4%
Other assets (net of liabilities)			582,096		6.6%
Total net assets			$8,827,412		100.0%
¹ Country of domicile
² Non-income producing
[3] Amount is less than 0.05%
[4] Variable rate security. The interest rate represents the rate in effect at November 30, 2018 and resets periodically based on the parenthetically disclosed reference rate and spread.
ADR: American Depositary Receipt

Countries	(unaudited)

Other assets (net of liabilities) 6.6% Weightings shown are a percentage of total net assets.

34	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $7,845,294)	$8,245,316
Cash	494,810
Dividends and interest receivable	95,909
Prepaid expenses	1,677
Total assets	8,837,712
Liabilities
Accrued advisory fees	3,717
Accrued audit expenses	3,609
Accrued retirement plan custodial fees	1,477
Accrued trustee expenses	695
Accrued printing expenses	463
Accrued other expenses	258
Accrued Chief Compliance Officer expenses	81
Total liabilities	10,300
Net assets	$8,827,412

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,149,021
Total distributable earnings	678,391
Net assets applicable to Fund shares outstanding	$8,827,412

Fund shares outstanding	797,725

Net asset value, offering and redemption price per share	$11.07

Statement of Operations
Year ended November 30, 2018

Investment income
Interest income	$224,118
Dividend Income (net of foreign tax of $21,145)	163,832
Miscellaneous income	31
Total investment income	387,981
Expenses
Investment adviser fees	54,274
Filing and registration fees	16,744
Audit fees	6,315
Printing and postage	3,613
Trustee fees	2,162
Chief Compliance Officer expenses	2,067
Retirement plan custodial fees	1,644
Legal fees	1,270
Other expenses	1,088
Custodian fees	656
Total gross expenses	89,833
Less adviser fees waived	(19,889)
Less custodian fee credits	(656)
Net expenses	69,288
Net investment income	$318,693

Net realized gain from investments and foreign currency	$151,626
Net decrease in unrealized appreciation on investments	(267,907)
Net loss on investments	$(116,281)

Net increase in net assets resulting from operations	$202,412

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	35

Sextant Global High Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2018	Year ended Nov. 30, 2017
Increase (decrease) in net assets from operations
From operations
Net investment income	$318,693	$291,706
Net realized gain (loss) on investment	151,626	(213,838)
Net increase (decrease) in unrealized appreciation	(267,907)	1,114,967
Net increase in net assets	202,412	1,192,835

Distributions to shareowners	(253,597)	(333,427)A

Capital share transactions
Proceeds from sales of shares	564,016	1,542,148
Value of shares issued in reinvestment of dividends	249,322	327,024
Cost of shares redeemed	(1,307,655)	(925,562)
Total capital share transactions	(494,317)	943,610
Total increase (decrease) in net assets	(545,502)	1,803,018

Net assets
Beginning of year	9,372,914	7,569,896
End of year	$8,827,412	$9,372,914B

Shares of the Fund sold and redeemed
Number of shares sold	50,613	146,785
Number of shares issued in reinvestment of dividends	22,707	33,379
Number of shares redeemed	(118,123)	(86,129)
Net increase (decrease) in number of shares outstanding	(44,803)	94,035

A Consists of net investment income distributions of $333,427.
B Includes accumulated net investment income of $253,596.

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2018	2017	2016	2015	2014
Net asset value at beginning of year	$11.12	$10.11	$8.89	$10.57	$10.51
Income from investment operations
Net investment income	0.40	0.35	0.45	0.52	0.48
Net gains (losses) on securities (both realized and unrealized)	(0.15)	1.11	0.77	(1.68)	0.07
Total from investment operations	0.25	1.46	1.22	(1.16)	0.55
Less distributions
Dividends (from net investment income)	(0.30)	(0.45)	-	(0.52)	(0.49)
Total distributions	(0.30)	(0.45)	-	(0.52)	(0.49)

Net asset value at end of year	$11.07	$11.12	$10.11	$8.89	$10.57

Total return	2.31%	15.01%	13.72%	(11.01)%	5.27%

Ratios / supplemental data
Net assets ($000), end of year	$8,827	$9,373	$7,570	$6,952	$7,707
Ratio of expenses to average net assets
Before fee waivers	0.97%	1.18%	1.17%	1.06%	1.41%
After fee waivers	0.75%	0.83%	0.91%	0.90%	0.91%
After fee waivers and custodian fee credits	0.75%	0.82%	0.90%	0.89%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.43%	3.34%	4.78%	4.87%	4.75%
Portfolio turnover rate	10%	8%	26%	40%	11%

36	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Performance Summary	(unaudited)
Average Annual Total Returns as of November 30, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Growth Fund Investor Shares (SSGFX)	9.95%	8.51%	11.55%	0.76%
Sextant Growth Fund Z Shares (SGZFX)²	10.20%	n/a	n/a	0.51%
S&P 500 Index	6.27%	11.11%	14.30%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2008, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Investor Shares of the Fund would have risen to $29,829 versus $38,109 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Sextant Growth Fund Z Shares (SGZFX) began operations June 2, 2017.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Amazon.com	6.6%	Consumer Finance	11.7%	█
Apple	6.5%	Infrastructure Software	6.8%	█
Adobe Systems	5.9%	E-Commerce Discretionary	6.6%	█
Alphabet, Class A	5.7%	Communications Equipment	6.5%	█
Microsoft	5.4%	Application Software	5.9%	█
Mastercard, Class A	4.6%	Internet Media	5.7%	█
Abbott Laboratories	3.9%	Home Products Stores	5.0%	█
JP Morgan Chase	3.6%	Specialty Chemicals	4.9%	█
RPM International	3.0%	Specialty Apparel Stores	3.9%	█
Stanley Black & Decker	2.9%	Life Science Equipment	3.9%	█
		Medical Devices	3.7%	█
		Diversified Banks	3.6%	█
		Biotech	3.4%	█
		Industiries < 3%	25.8%	█
		Other Assets (net of liabilities)	2.6%	█

Annual Report	November 30, 2018	37

Sextant Growth Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2018

For the fiscal year ended November 30, 2018, the Sextant Growth Fund Investor Shares returned 9.95%, well ahead of the 6.27% gain for the S&P 500. New class Z Shares, without a 12b-1 fee expense, were introduced last year and 87.2% of the Fund now benefits from this lower expense option. The Fund also outperformed other growth-oriented funds, as illustrated by its Morningstar US Large Growth category peer group returning an average of 7.63% over the same period.

Factors Affecting Past Performance

Sextant Growth's performance improved over the past year as many of the largest positions in the Fund experienced solid price appreciation, while significant losses were largely avoided. The Fund's largest exposure is to technology and within that group Adobe, Microsoft, and Amazon all performed well. Apple, which has been a strong contributor in years past, appeared set to repeat before selling off sharply in October and November, wiping out nearly all of the gains up to that point. The Fund's relative performance was also assisted by the lack of exposure to semiconductors. In 2017, that was one of the main factors leading to underperformance, but the industry is cyclical and last year saw prices turn down for many of the largest players. Mastercard, which occasionally finds itself grouped in with the technology companies, had another strong year, and we continue to see a bright future for electronic payments.

In addition to technology, healthcare provided good returns for the Fund last year with Edwards Life Sciences, Amgen, and Abbott Laboratories among top contributors. Edwards has been expanding the patient population for its Transcatheter Aortic Replacement Valves (TAVR), and an overhang was removed in early 2019 when it reached a settlement with competitor Boston Scientific over patents. Abbott Laboratories benefited from its earlier acquisitions of Alere and St. Jude Medical, and has done an excellent job integrating the businesses. Amgen was a volatile stock over the course of the year but finished on a strong note due to an attractive valuation and dividend yield, as well as solid cash generation. Within the retail sector, Nike, TJX, and Ross continued to provide positive returns, while Lowe's and Home Depot were more challenged. Nike seems to have finally put its North American business back on track after an Adidas revival over the past couple of years, while TJX and Ross are both extremely well-managed and well-positioned businesses in apparel retail. We continue to like home improvement as an industry, even though both Lowe's and Home Depot were affected by the slowdown in the housing market and rising interest rates. We believe that renovation will make up for any slack in new building.

Among detractors, Stanley Black & Decker was among the largest. It was also affected by housing but even more by the tariffs set by the US government on China, since the majority of its products are made in that country. Facebook's various privacy travails weighed on its share price over the course of the year and we ultimately exited the position due to concerns over corporate governance. Celgene subtracted from returns as it had difficulty with trial failures and an inability to organize data in a manner acceptable to the FDA.

Looking Forward

The future is always uncertain, but 2019's crystal ball appears cloudier than usual. As of writing, the US government has been shut for a number of weeks and no agreement appears in sight. With House control switching to the Democrats, we are likely to see little in the way of legislation and a surfeit of investigation. The political circus will only intensify with the next presidential election less than two years away and candidates already announcing their intentions. This presents real uncertainty in a variety of areas, most importantly, trade policy. President Trump has threatened much higher tariffs on Chinese imports unless that country makes a variety of concessions. Stress in China's economy reduces their room to maneuver, but the government's tolerance for being dictated to is extremely limited. Even if some modification of trade, technology, and intellectual property protection in China is warranted (it is), political point scoring may prevent a unified stance in the US. Under such circumstances, a worst-case scenario – tariffs hiked to 25% - cannot be ruled out.

Despite these challenges, the US economy still appears to be performing well, with solid employment, recent wage increases, and a confident consumer. The chances of recession in 2019 appear low. At the same time, the stock market weakness in the fourth quarter has largely eliminated valuation as a concern.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund's return to the average return in Morningstar's "Large Growth" category.

Sextant Growth Fund Investor Shares' 12-month return of 9.95% was more than 2% above the Morningstar™ category average of 7.63% at month-end November 30, 2018. Therefore, the base annual management fee of 0.50% for the Fund as a whole was increased by 0.20% to 0.70% for the month of December 2018.

38	November 30, 2018	Annual Report

Sextant Growth Fund

Schedule of Investments	As of November 30, 2018
Common Stock – 97.4%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Based Services
Booking Holdings¹	400	$761,890	$756,752	1.9%

Internet Media
Alphabet, Class A¹	1,998	1,175,995	2,217,081	5.7%

		1,937,885	2,973,833	7.6%

Consumer Discretionary

Airlines
Alaska Air	7,422	129,600	543,736	1.4%

Apparel, Footwear & Accessory Design
Nike, Class B	10,276	528,776	771,933	2.0%

E-Commerce Discretionary
Amazon.com¹	1,529	278,191	2,584,270	6.6%

Home Improvement
Stanley Black & Decker	8,684	795,475	1,136,301	2.9%

Home Products Stores
Home Depot	6,264	724,382	1,129,525	2.9%
Lowe's	8,700	531,242	821,019	2.1%
		1,255,624	1,950,544	5.0%

Other Commercial Services
Ecolab	6,243	704,507	1,001,939	2.5%

Restaurants
Starbucks	14,674	610,056	979,049	2.5%

Specialty Apparel Stores
Ross Stores	11,600	742,560	1,016,160	2.6%
TJX Companies	11,078	330,472	541,160	1.3%
		1,073,032	1,557,320	3.9%

Toys & Games
Hasbro	3,500	343,856	318,500	0.8%

		5,719,117	10,843,592	27.6%

Consumer Staples

Mass Merchants
Costco Wholesale	4,883	599,638	1,129,340	2.9%

		599,638	1,129,340	2.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	39

Sextant Growth Fund

Schedule of Investments	As of November 30, 2018
Common Stock – 97.4%	Number of Shares	Cost	Market Value	Percentage of Assets

Financials

Consumer Finance
Ally Financial	34,000	$777,141	$907,120	2.3%
FLEETCOR Technologies¹	4,361	626,335	843,417	2.2%
Mastercard, Class A	8,914	806,925	1,792,338	4.6%
Worldpay, Class A¹	12,000	1,004,896	1,029,720	2.6%
		3,215,297	4,572,595	11.7%

Diversified Banks
JP Morgan Chase	12,916	777,687	1,436,130	3.6%

		3,992,984	6,008,725	15.3%

Health Care

Biotech
Amgen	4,002	347,413	833,417	2.1%
Celgene¹	7,000	718,823	505,540	1.3%
		1,066,236	1,338,957	3.4%

Life Science Equipment
Abbott Laboratories	20,799	646,854	1,540,166	3.9%

Medical Devices
Edwards Lifesciences¹	5,700	546,521	923,457	2.4%
Stryker	3,000	374,100	526,380	1.3%
		920,621	1,449,837	3.7%

		2,633,711	4,328,960	11.0%

Industrials

Commercial & Residential Building Equipment & Systems
Honeywell International	5,000	753,256	733,750	1.9%

Electrical Components
TE Connectivity	10,000	945,476	769,300	2.0%

Factory Automation Equipment
Sensata Technologies Holding¹	15,500	819,675	717,030	1.8%

Measurement Instruments
Trimble¹	24,000	833,189	912,720	2.3%

		3,351,596	3,132,800	8.0%

Materials

Specialty Chemicals
DowDuPont	12,500	856,069	723,125	1.9%
RPM International	18,000	737,644	1,187,100	3.0%

		1,593,713	1,910,225	4.9%

Continued on next page.

40	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments	As of November 30, 2018
Common Stock – 97.4%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology

Application Software
Adobe Systems¹	9,300	$92,094	$2,333,277	5.9%

Communications Equipment
Apple	14,320	16,880	2,557,266	6.5%

Infrastructure Software
Microsoft	18,920	872,435	2,098,039	5.4%
Oracle	11,300	550,082	550,988	1.4%
		1,422,517	2,649,027	6.8%

Semiconductor Devices
Qualcomm	6,000	405,540	349,560	0.9%

		1,937,031	7,889,130	20.1%

Total investments		$21,765,675	38,216,605	97.4%
Other assets (net of liabilities)			1,011,268	2.6%
Total net assets			$39,227,873	100.0%
¹ Non-income producing security

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	41

Sextant Growth Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $21,765,675)	$38,216,605
Cash	1,914,971
Dividends receivable	46,215
Prepaid expenses	11,437
Receivable for Fund shares sold	5,075
Insurance reserve premium	1,214
Total assets	40,195,517
Liabilities
Payable for Fund shares redeemed	903,476
Accrued audit expenses	20,159
Accrued advisory fees	16,252
Accrued trustee expenses	10,328
Accrued retirement plan custodial fees	8,178
Accrued other expenses	7,866
Accrued Chief Compliance Officer expenses	955
Distributions payable	430
Total liabilities	967,644
Net assets	$39,227,873

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$20,961,640
Total distributable earnings	18,266,233
Net assets applicable to Fund shares outstanding	$39,227,873

Net asset value per Investor Share	SSGFX
Net assets, at value	$5,037,076
Shares outstanding	175,533
Net asset value, offering and redemption price per share	$28.70

Net asset value per Z Share	SGZFX
Net assets, at value	$34,190,797
Shares outstanding	1,193,354
Net asset value, offering and redemption price per share	$28.65

Statement of Operations
Year ended November 30, 2018

Investment income
Dividend income	$467,419
Miscellaneous income	52
Total investment income	467,471
Expenses
Investment adviser fees	169,651
Filing and registration fees	34,800
Audit fees	26,397
Distribution fees – Investor Shares	15,158
Chief Compliance Officer expenses	10,096
Printing and postage	8,936
Trustee fees	8,728
Retirement plan custodial fees
Investor Shares	11
Z Shares	8,079
Other expenses	5,554
Legal fees	4,794
Custodian fees	1,976
Total gross expenses	294,180
Less custodian fee credits	(1,976)
Net expenses	292,204
Net investment income	$175,267

Net realized gain from investments	$1,640,036
Net increase in unrealized appreciation on investments	1,967,640
Net gain on investments	$3,607,676

Net increase in net assets resulting from operations	$3,782,943

42	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2018	Year ended Nov. 30, 2017A
Increase (decrease) in net assets from operations
From operations
Net investment income	$175,267	$226,718
Net realized gain on investment	1,640,036	1,847,871
Net increase in unrealized appreciation	1,967,640	5,405,733
Net increase in net assets	3,782,943	7,480,322
Distributions to shareowners
Net distribution to shareholders – Investor Shares	(294,960)	(135,654)
Net distribution to shareholders – Z Shares	(1,773,166)	(18,029)
Total distributions	(2,068,126)	(153,683)B
Capital share transactions
Proceeds from sales of shares
Investor Shares	328,352	1,158,995
Z Shares	2,305,904	30,622,742
Value of shares issued in reinvestment of dividends
Investor Shares	294,403	125,818
Z Shares	1,721,116	17,509
Cost of shares redeemed
Investor Shares	(1,820,640)	(34,667,921)
Z Shares	(3,295,790)	(1,165,207)
Total capital share transactions	(466,655)	(3,908,064)
Total increase in net assets	1,248,162	3,418,575

Net assets
Beginning of year	37,979,711	34,561,136
End of year	$39,227,873	$37,979,711C

Shares of the Fund sold and redeemed
Investor Shares (SSGFX)
Number of shares sold	11,092	48,292
Number of shares issued in reinvestment of dividends and distributions	11,215	5,565
Number of shares redeemed	(63,545)	(1,371,583)
Net decrease in number of shares outstanding	(41,238)	(1,317,726)

Z Shares (SGZFX)
Number of shares sold	82,395	1,207,887
Number of shares issued in reinvestment of dividends and distributions	65,817	637
Number of shares redeemed	(119,008)	(44,374)
Net increase in number of shares outstanding	29,204	1,164,150

A Z Shares commenced operations June 2, 2017.
B Consists of net investment income distributions of $135,654 and $18,029 for Investor Shares and Institutional Shares, respectively.
C Includes accumulated net investment income of $218,572.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	43

Sextant Growth Fund: Financial Highlights

Investor Shares (SSGFX)	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2018	2017	2016	2015	2014
Net asset value at beginning of year	$27.51	$22.52	$24.03	$26.36	$23.92
Income from investment operations
Net investment income	0.07A	0.15A	0.11	0.03	0.02
Net gains (losses) on securities (both realized and unrealized)	2.53	4.93	(0.88)	(0.25)	3.88
Total from investment operations	2.60	5.08	(0.77)	(0.22)	3.90
Less distributions
Dividends (from net investment income)	(0.07)	(0.09)	(0.02)	(0.04)	(0.01)
Distributions (from capital gains)	(1.34)	-	(0.72)	(2.07)	(1.45)
Total distributions	(1.41)	(0.09)	(0.74)	(2.11)	(1.46)

Net asset value at end of year	$28.70	$27.51	$22.52	$24.03	$26.36

Total return	9.95%	22.64%	(3.22)%	(0.87)%	16.29%

Ratios / supplemental data
Net assets ($000), end of year	$5,037	$5,962	$34,561	$55,867	$45,863
Ratio of expenses to average net assets
Before custodian fee credits	0.92%	0.76%	0.76%	0.90%	1.05%
After custodian fee credits	0.92%	0.76%	0.76%	0.90%	1.05%
Ratio of net investment income after custodian fee credits to average net assets	0.25%	0.60%	0.39%	0.13%	0.07%
Portfolio turnover rate	17%	18%	25%	68%	23%

Z Shares (SGZFX)	Year ended	Period ended
Selected data per share of outstanding capital stock throughout each period:	November 30, 2018	November 30, 2017B
Net asset value at beginning of period	$27.50	$25.54
Income from investment operations
Net investment income	0.13A	0.16A
Net gains on securities (both realized & unrealized)	2.53	1.82
Total from investment operations	2.66	1.98
Less distributions
Dividends (from net investment income)	(0.17)	(0.02)
Distributions (from capital gains)	(1.34)	-
Total distributions	(1.51)	(0.02)

Net asset value at end of period	$28.65	$27.50

Total return	10.20%	7.73%C

Ratios / supplemental data
Net assets ($000), end of period	$34,191	$32,017
Ratio of expenses to average net assets
Before custodian fee credits	0.70%	0.51%D
After custodian fee credits	0.70%	0.51%D
Ratio of net investment income after custodian fee credits to average net assets	0.47%	0.89%D
Portfolio turnover rate	17%	18%C

A Calculated using average shares outstanding
B Operations commenced on June 2, 2017
C Not annualized
D Annualized

44	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Performance Summary	(unaudited)
Average Annual Total Returns as of November 30, 2018
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant International Fund Investor Shares (SSIFX)	1.63%	4.48%	6.25%	1.04%
Sextant International Fund Z Shares (SIFZX)²	1.83%	n/a	n/a	0.79%
MSCI EAFE Index	-7.48%	2.31%	7.96%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2008, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in Investor Shares of the Fund would have risen to $18,336 versus $25,537 in the Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Sextant International Fund Z Shares (SIFZX) began operations June 2, 2017.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top 10 Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Wolters Kluwer	9.7%	Application Software	14.0%	█
NICE Systems ADR	7.4%	Information Services	9.7%	█
Dassault Systemes ADR	6.6%	Large Pharma	8.6%	█
MercadoLibre	5.6%	Banks	7.0%	█
ASML Holding NY	5.5%	Telecom Carriers	6.3%	█
Belmond, Class A	5.0%	E-Commerce Discretionary	5.6%	█
Novartis ADR	4.8%	Semiconductor Manufacturing	5.5%	█
BASF ADR	4.7%	Airlines	5.2%	█
Toronto-Dominion Bank	4.4%	Lodging	5.0%	█
Unilever ADR	4.4%	Basic & Diversified Chemicals	4.7%	█
		Household Products	4.4%	█
		Beverages	4.2%	█
		Integrated Oils	3.0%	█
		Other industries < 2.5%	10.9%	█
		Other assets (net of liabilities)	5.9%	█

Annual Report	November 30, 2018	45

Sextant International Fund

Discussion of Fund Performance	(unaudited)

Fiscal Year 2018

For the fiscal year ended November 30, 2018, the Sextant International Fund Investor Shares returned 1.63%, while the Fund's benchmark, the MSCI EAFE Index, returned -7.48%. Class Z Shares benefit from lower expenses without a 12b-1 fee, and now comprise 33.2% of the Fund.

The Investor Shares paid income dividends of 17¢ per share. The new Z Shares paid an income dividend of 19¢ per share. Total Fund assets decreased by 8% in fiscal 2018.

Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's class Z Shares' annualized effective expense ratio declined to 0.81% from the 1.03% expense ratio of the Investor class shares.

Factors Affecting Past Performance

After an outstanding 2017, international markets, as represented by the MSCI EAFE Index, swooned last year, dropping -7.48% in US dollar terms. In that environment, the Sextant International Fund performed admirably, gaining 1.63%. A variety of sectors contributed to Fund performance last year, led by the lodging industry and our investment in luxury hotel operator Belmond. In August, the company announced it was reviewing strategic alternatives, including a possible sale, which sent the shares soaring. Ultimately, a sale to French luxury house LVMH was arranged. From the media industry, Wolters Kluwer provided another year of strong positive results. Wolters supplies data and information to the medical, legal, accounting, and regulatory segments and has, for many years, benefitted from the print to digital transition. The next transition for the company will be the evolution from providing data to providing solutions. Wolters is the most gender diverse company in the portfolio, with a female CEO and a majority of women in the executive suite. Nice Systems, which provides commercial crime and fraud detection software, had a strong 2018 as multiple companies reported data breeches. Finally, French software firm Dassault continued its multi-year string of contributions despite a sell-off in the second half of the year.

In a year when major indices are down by significant percentages, every fund will have some losers. In the case of Sextant International, Panamanian-based airline Copa and German Chemical conglomerate BASF suffered for various reasons. Copa enjoyed good sales but was damaged by increasing costs and reduced profitability after a stellar 2017. BASF was affected by tariffs and a generally moribund economic environment in Europe, which still accounts for nearly half of sales. Borrowing short and lending long becomes less profitable as the yield curve compresses, accounting for the presence of Mitsubishi UFJ, Toronto-Dominion Bank, and Australia & New Zealand Banking Group among the detractors. Canadian telecom incumbent BCE didn't perform badly on its local exchange, but when translated into USD, the weakening Canadian dollar exacerbated losses.

The Sextant International Fund is concentrated with 26 securities. As a result, some of the positions have grown large. Fortunately, the largest positions tend to be those businesses in which we have the most confidence. The risk of confirmation bias exists in such situations but we see identifiable and sustainable competitive advantages in firms such as Wolters Kluwer, ASML Holdings, and Nice Systems.

Looking Forward

The looming issue of Brexit tops the international agenda, given the inability of the UK to craft an acceptable exit agreement. We are not willing to opine on the likelihood of a no-deal Brexit versus a second referendum or some other alternative, but the stalemate does nothing to improve the economic outlook for a shaky Europe. Economic activity has been rolling over in Germany and France, while Italy, which has demonstrated the weakest economic performance among major European countries for years, is now run by a populist government little concerned with financial rectitude. Japan has been performing better as of late, as some of the structural reforms introduced by Prime Minister Shinzo Abe start to gain traction. Japan's biggest challenge is demographics and, surprisingly, the government has made progress in improving female participation in the workforce and even allowing more open immigration. Weakness in hard commodity prices has led to the Canadian and Australian dollars trading down against the greenback, but both now appear reasonably valued. Of the two, Australia is the more exposed to possible disruptions in China as a result of trade tensions with the United States.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ Foreign Large Blend category.

Sextant International Fund Investor Shares' 12-month return of 1.63% was more than 2% above the MorningstarTM category average of -7.88% at month-end November 30, 2018. Therefore, the basic annual management fee of 0.50% was increased by 0.20% to 0.70% for the Fund as a whole for the month of December 2018.

46	November 30, 2018	Annual Report

Sextant International Fund

Schedule of Investments	As of November 30, 2018
Common Stocks – 94.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
BCE	50,000	$1,164,294	$2,144,000	Canada	3.4%
Telus	50,000	710,476	1,795,000	Canada	2.9%

		1,874,770	3,939,000		6.3%

Consumer Discretionary

Airlines
Air Canada²	32,000	573,924	699,098	Canada	1.1%
Copa Holdings, Class A	30,000	1,766,222	2,550,900	Panama	4.1%
		2,340,146	3,249,998		5.2%

Automobiles
Subaru ADR	25,000	362,500	276,875	Japan	0.5%
Toyota Motor ADR	10,000	748,148	1,214,800	Japan	1.9%
		1,110,648	1,491,675		2.4%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	3,519,700	Argentina	5.6%

Lodging
Belmond, Class A²	169,800	1,459,090	3,090,360	Bermuda	5.0%

Specialty Apparel Stores
Industria de Diseno Textil	30,000	1,139,258	922,166	Spain	1.5%

		6,878,482	12,273,899		19.7%

Consumer Staples

Beverages
Fomento Economico Mexico ADR	30,000	1,614,722	2,602,500	Mexico	4.2%

Household Products
Unilever ADR	50,000	1,315,509	2,714,500	United Kingdom	4.4%

		2,930,231	5,317,000		8.6%

Energy

Integrated Oils
Total ADR	33,724	1,809,549	1,875,391	France	3.0%

		1,809,549	1,875,391		3.0%

Financials

Banks
Australia & New Zealand Banking Group ADR	80,000	1,581,457	1,579,600	Australia	2.6%
Toronto-Dominion Bank	50,000	1,250,872	2,765,000	Canada	4.4%
		2,832,329	4,344,600		7.0%

Diversified Banks
Mitsubishi UFJ Financial Group ADR	200,000	960,000	1,088,000	Japan	1.7%

		3,792,329	5,432,600		8.7%

Continue on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	47

Sextant International Fund

Schedule of Investments	As of November 30, 2018
Common Stocks – 94.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Health Care

Health Care Supply Chain
Sinopharm Group	250,000	$798,792	$1,233,188	China	2.0%

Large Pharma
Novartis ADR	33,000	1,692,394	3,020,490	Switzerland	4.8%
Novo Nordisk ADR	50,000	612,798	2,331,000	Denmark	3.8%
		2,305,192	5,351,490		8.6%

Medical Equipment
Koninklijke Philips ADR	21,905	814,100	831,295	Netherlands	1.3%

		3,918,084	7,415,973		11.9%

Materials

Agricultural Chemicals
Nutrien	15,600	914,639	804,336	Canada	1.3%

Basic & Diversified Chemicals
BASF ADR	160,000	2,888,666	2,913,600	Germany	4.7%

Steel Raw Material Suppliers
Rio Tinto ADR	10,000	532,838	467,600	Australia	0.7%

		4,336,143	4,185,536		6.7%

Technology

Application Software
Dassault Systemes ADR	34,153	1,224,632	4,112,533	France	6.6%
NICE Systems ADR	40,000	1,468,919	4,645,600	Israel	7.4%
		2,693,551	8,758,133		14.0%

Information Services
Wolters Kluwer	100,000	1,869,506	6,046,382	Netherlands	9.7%

Semiconductor Manufacturing
ASML	20,000	697,516	3,427,000	Netherlands	5.5%

		5,260,573	18,231,515		29.2%

Total investments		$30,800,161	58,670,914		94.1%
Other assets (net of liabilities)			3,708,854		5.9%
Total net assets			$62,379,768		100.0%
¹ Country of domicile ² Non-income producing security ADR: American Depositary Receipt

48	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments	As of November 30, 2018

Countries	(unaudited)

Other assets (net of liabilities) 5.9% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	49

Sextant International Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $30,800,161)	$58,670,914
Cash	3,396,669
Dividends receivable	351,152
Receivable for security sales	44,084
Prepaid expenses	12,622
Total assets	62,475,441
Liabilities
Accrued audit expenses	30,740
Accrued advisory fees	25,283
Accrued trustee expenses	12,871
Accrued retirement plan custodial fees	5,699
Payable for Fund shares redeemed	5,049
Accrued printing expenses	4,522
Accrued postage expenses	4,093
Accrued distribution fee	3,085
Accrued other expenses	2,650
Accrued Chief Compliance Officer expenses	1,681
Total liabilities	95,673
Net assets	$62,379,768

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$29,988,990
Total distributable earnings	32,390,778
Net assets applicable to Fund shares outstanding	$62,379,768

Net asset value per Investor Share	SSIFX
Net assets, at value	41,687,798
Shares outstanding	2,477,593
Net asset value, offering and redemption price per share	$16.83

Net asset value per Z Share	SIFZX
Net assets, at value	$20,691,970
Shares outstanding	1,226,436
Net asset value, offering and redemption price per share	$16.87

Statement of Operations
Year ended November 30, 2018

Investment income
Dividend income (net of foreign tax $221,973)	$1,247,140
Miscellaneous income	-
Total investment income	1,247,140
Expenses
Investment adviser fees	372,344
Distribution fees – Investor Shares	108,911
Audit fees	39,957
Filing and registration fees	35,512
Printing and postage	15,023
Trustee fees	14,892
Chief Compliance Officer expenses	14,252
Legal fees	9,111
Other expenses	7,145
Retirement plan custodial fees
Investor Shares	6
Z Shares	6,376
Custodian fees	5,101
Total gross expenses	628,630
Less custodian fee credits	(5,101)
Net expenses	623,529
Net investment income	$623,611

Net realized gain from investments and foreign currency	$3,896,894
Net decrease in unrealized appreciation on investments	(3,361,106)
Net gain on investments	$535,788

Net increase in net assets resulting from operations	$1,159,399

50	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2018	Year ended Nov. 30, 2017A
Increase (decrease) in net assets from operations
From operations
Net investment income	$623,611	$643,663
Net realized gain on investment	3,896,894	4,772,164
Net increase (decrease) in unrealized appreciation	(3,361,106)	10,291,906
Net increase in net assets	1,159,399	15,707,733
Distributions to shareowners
Net distribution to shareholders – Investor Shares	(3,595,584)	(760,785)
Net distribution to shareholders – Z Shares	(1,678,906)	(107,565)
Total distributions	(5,274,490)	(868,350)B
Capital share transactions
Proceeds from sales of shares
Investor Shares	4,219,098	4,101,960
Z Shares	1,332,045	19,963,903
Value of shares issued in reinvestment of dividends
Investor Shares	3,545,645	747,511
Z Shares	1,619,175	103,751
Cost of shares redeemed
Investor Shares	(9,575,271)	(33,922,144)
Z Shares	(1,998,163)	(894,136)
Total capital share transactions	(857,471)	(9,899,155)
Total increase (decrease) in net assets	(4,972,562)	4,940,228

Net assets
Beginning of year	67,352,330	62,412,102
End of year	$62,379,768	$67,352,330C

Shares of the Fund sold and redeemed
Investor Shares (SSIFX)
Number of shares sold	247,089	258,695
Number of shares issued in reinvestment of dividends and distributions	211,176	49,204
Number of shares redeemed	(556,311)	(2,076,632)
Net decrease in number of shares outstanding	(98,046)	(1,768,733)

Z Shares (SIFZX)
Number of shares sold	77,828	1,213,641
Number of shares issued in reinvestment of dividends and distributions	96,380	5,764
Number of shares redeemed	(115,999)	(51,178)
Net increase in number of shares outstanding	58,209	1,168,227

A Z Shares commenced operations June 2, 2017.
B Consists of net investment income distributions of $760,785 and $107,565 for Investor Shares and Institutional Shares, respectively.
C Includes accumulated net investment income of $648,780.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	51

Sextant International Fund: Financial Highlights

Investor Shares (SSIFX)	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2018	2017	2016	2015	2014
Net asset value at beginning of year	$17.98	$14.37	$14.35	$15.47	$15.80
Income from investment operations
Net investment income	0.15A	0.16A	0.22	0.25	0.65
Net gains (losses) on securities (both realized and unrealized)	0.14	3.65	(0.15)	(1.11)	(0.35)
Total from investment operations	0.29	3.81	0.07	(0.86)	0.30
Less distributions
Dividends (from net investment income)	(0.17)	(0.20)	(0.05)	(0.25)	(0.63)
Distributions (from capital gains)	(1.27)
Distributions (from return of capital)	-	-	-	(0.01)	-
Total distributions	(1.44)	(0.20)	(0.05)	(0.26)	(0.63)

Net asset value at end of year	$16.83	$17.98	$14.37	$14.35	$15.47

Total return	1.63%	26.76%	0.49%	(5.58)%	1.88%

Ratios / supplemental data
Net assets ($000), end of year	$41,688	$46,321	$62,412	$78,296	$103,450
Ratio of expenses to average net assets
Before custodian fee credits	1.05%	1.04%	1.00%	1.05%	0.80%
After custodian fee credits	1.04%	1.04%	1.00%	1.04%	0.79%
Ratio of net investment income after custodian fee credits to average net assets	0.89%	1.00%	1.36%	1.49%	3.58%
Portfolio turnover rate	2%	2%	0%	0%	3%

Z Shares (SIFZX)	Year ended	Period ended
Selected data per share of outstanding capital stock throughout each period:	November 30, 2018	November 30, 2017B
Net asset value at beginning of period	$18.00	$16.55
Income from investment operations
Net investment income	0.19A	0.13A
Net gains on securities (both realized & unrealized)	0.14	1.41
Total from investment operations	0.33	1.54
Less distributions
Dividends (from net investment income)	(0.19)	(0.09)
Distributions (from capital gains)	(1.27)	-
Total distributions	(1.46)	(0.09)

Net asset value at end of period	$16.87	$18.00

Total return	1.83%	9.32%C

Ratios / supplemental data
Net assets ($000), end of period	$20,692	$21,031
Ratio of expenses to average net assets
Before custodian fee credits	0.84%	0.79%D
After custodian fee credits	0.82%	0.78%D
Ratio of net investment income after custodian fee credits to average net assets	1.13%	0.53%D
Portfolio turnover rate	2%	2%C

A Calculated using average shares outstanding
BOperations commenced on June 2, 2017
C Not annualized
D Annualized

52	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a "Fund", and collectively, the "Funds"), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth Investor Shares (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant Growth Fund Z Shares began operations June 2, 2017. Sextant International Investor Shares began operations September 28, 1995 and Sextant International Fund Z Shares began operations on June 2, 2017. Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

  Distribution fees;
  Retirement plan custodial fees; and
  Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:
Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets, and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates – but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund's net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund's yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Annual Report	November 30, 2018	53

Notes To Financial Statements (continued)

NOTE 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

54	November 30, 2018	Annual Report

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2018, in valuing the Funds' investments carried at value:

Funds	Level 1	Level 2	Level 3	Total
Short-Term Bond
Corporate Bonds¹	$-	$8,020,419	$-	$8,020,419
Government Bonds¹	-	1,903,039	-	1,903,039
Total	$-	$9,923,458	$-	$9,923,458

Bond Income
Corporate Bonds¹	$-	$6,220,937	$-	$6,220,937
Government Bonds¹	-	2,487,075	-	2,487,075
Municipal Bonds¹	-	1,841,657	-	1,841,657
Total	$-	$10,549,669	$-	$10,549,669

Core
Common Stocks¹	$7,815,834	$-	$-	$7,815,834
Corporate Bonds¹	-	2,470,233	-	2,470,233
Government Bonds¹	-	1,780,842	-	1,780,842
Municipal Bonds¹	-	423,028	-	423,028
Total	$7,815,834	$4,674,103	$-	$12,489,937

Global High Income
Common Stocks
Communications	$422,930	$-	$-	$422,930
Energy	1,144,581	-	-	1,144,581
Financials	307,890	135,642	-	443,532
Health Care	303,704	-	-	303,704
Industrials	-	316,136	-	316,136
Materials	644,997	-	-	644,997
Technology	740,030	-	-	740,030
Total Common Stocks	$3,564,132	$451,778	$-	$4,015,910
Corporate Bonds¹	$-	$2,591,347	$-	$2,591,347
Government Bonds¹	$-	$1,349,453	$-	$1,349,453
Municipal Bonds¹	$-	$288,606	$-	$288,606
Warrants¹	$-	$-	$-	$-
Total	$3,564,132	$4,681,184	$-	$8,245,316

Growth
Common Stocks¹	$38,216,605	$-	$-	$38,216,605
Total	$38,216,605	$-	$-	$38,216,605

International
Common Stocks
Communications	$3,939,000	$-	$-	$3,939,000
Consumer Discretionary	11,351,733	922,166	-	12,273,899
Consumer Staples	5,317,000	-	-	5,317,000
Energy	1,875,391	-	-	1,875,391
Financials	5,432,600	-	-	5,432,600
Health Care	6,182,785	1,233,188	-	7,415,973
Materials	4,185,536	-	-	4,185,536
Technology	12,185,133	6,046,382	-	18,231,515
Total	$50,469,178	$8,201,736	$-	$58,670,914

During the period ended November 30, 2018, no Fund had transfers between Level 1, Level 2, or Level 3.

¹ See Schedule of Investments for industry breakout.

Annual Report	November 30, 2018	55

Notes To Financial Statements (continued)

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 – 2017) or expected to be taken in the Funds' 2018 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2018, the reclassification of capital accounts were as follows:

	Growth	International
Distributable earnings	$(6,464)	$(5,482)
Paid-in capital	$6,464	$5,482

These reclassifications were due to the treatment of foreign currencies, expiring capital loss carryforwards, and investments in real estate investment trusts (REITs) and partnerships.

Distributions to shareowners:
For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable annually, typically by the end of the year. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

Recent accounting pronouncements:
As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended November 30, 2017, has been adjusted for this change in the Statement of Changes in Net Assets.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

56	November 30, 2018	Annual Report

Notes To Financial Statements (continued)

NOTE 3 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

  For each month in which the Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

The adviser has voluntarily undertaken to limit expenses through March 31, 2018 of Sextant Short-Term Bond Fund to 0.60%, Sextant Bond Income Fund to 0.65%, and Sextant Global High Income to 0.75%. For the year ended November 30, 2018, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$47,622	$(30,628)	$-
Bond Income	39,901	(18,215)	-
Core	62,932	-	-
Global High Income	54,274	(19,889)	-
Growth	169,651	-	-
International	$372,344	$-	$-

In accordance with the expense limitation noted above, for the year ended November 30, 2018, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds. On June 2, 2017, 12b-1 fees were terminated for all Funds except Sextant Growth Investor Shares and Sextant International Investor Shares. During the fiscal year ended November 30, 2018, the Trust paid SBS the following amounts:

Distribution (12b-1) Fees
Short-Term Bond	n/a
Bond Income	n/a
Core	n/a
Global High Income	n/a
Growth Investor Shares (SSGFX)	$15,158
Growth Z Shares (SGZFX)	n/a
International Investor Shares (SSIFX)	$108,911
International Z Shares (SIFZX)	n/a

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the year ended November 30, 2018, the Funds incurred the following amounts:

Retirement plan custodial fees
Short-Term Bond	$3,455
Bond Income	2,794
Core	3,078
Global High Income	1,644
Growth Investor Shares (SSGFX)	11
Growth Z Shares (SGZFX)	8,079
International Investor Shares (SSIFX)	6
International Z Shares (SIFZX)	6,376

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the year ended November 30, 2018, the Trust incurred compensation expenses of $33,000 which is included in $48,916 of total expenses for the independent Trustees. The Sextant Funds paid $38,096 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2018, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$2,596
Bond Income	2,389
Core	3,046
Global High Income	2,067
Growth	10,096
International	14,252

On November 30, 2018, the trustees, officers, and their affiliates as a group owned 35.75%, 26.97%, 41.27%, 58.52%, 0.04%, 18.50%, 0.00%, and 25.30% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively.

Annual Report	November 30, 2018	57

Notes To Financial Statements (continued)

NOTE 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2018, and 2017, were as follows:

	Year ended Nov. 30, 2018	Year ended Nov. 30, 2017
Short-Term Bond Fund
Ordinary income	$145,570	$133,903
Long-term capital gain¹	4,622	-
Bond Income Fund
Ordinary income	309,851	284,105
Core Fund
Ordinary income	166,943	132,290
Global High Income Fund
Ordinary income	253,597	333,427
Growth Fund
Ordinary income	290,653	153,683
Long-term capital gain¹	1,777,473	-
International Fund
Ordinary income	643,299	868,350
Long-term capital gain¹	$4,631,191	$-

¹ Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2018 was as follows:

	Short-Term Bond	Bond Income
Cost of investments	$10,122,733	$10,731,435
Gross tax unrealized appreciation	-	124,373
Gross tax unrealized depreciation	(199,275)	(306,139)
Net tax unrealized appreciation (depreciation)	$(199,275)	$(181,766)

	Core	Global High Income
Cost of investments	$10,667,091	$7,845,294
Gross tax unrealized appreciation	2,058,230	775,819
Gross tax unrealized depreciation	(235,384)	(375,797)
Net tax unrealized appreciation	$1,822,846	$400,022

	Growth	International
Cost of investments	$21,765,675	$30,800,161
Gross tax unrealized appreciation	17,239,730	28,898,512
Gross tax unrealized depreciation	(788,800)	(1,027,759)
Net tax unrealized appreciation	$16,450,930	$27,870,753

As of November 30, 2018, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$2,871
Tax accumulated earnings	2,871
Accumulated capital losses	(16,794)
Unrealized depreciation	(199,275)
Total accumulated earnings	$(213,198)

Bond Income
Undistributed ordinary income	$26
Tax accumulated earnings	26
Accumulated capital losses	(46,167)
Unrealized depreciation	(181,766)
Total accumulated earnings	$(227,907)

Core
Undistributed ordinary income	$175,481
Tax accumulated earnings	175,481
Accumulated capital losses	(23,538)
Unrealized appreciation	1,822,846
Other unrealized losses	(2)
Total accumulated earnings	$1,974,787

Global High Income
Undistributed ordinary income	$311,375
Tax accumulated earnings	311,375
Accumulated capital losses	(32,326)
Unrealized appreciation	400,022
Other unrealized losses	(680)
Total accumulated earnings	$678,391

Growth
Undistributed ordinary income	$175,267
Accumulated capital gains	1,640,036
Tax accumulated earnings	1,815,303
Unrealized appreciation	16,450,930
Total accumulated earnings	$18,266,233

International
Undistributed ordinary income	$621,093
Accumulated capital gains	3,899,325
Tax accumulated earnings	4,520,418
Unrealized appreciation	27,870,753
Other unrealized losses	(393)
Total accumulated earnings	$32,390,778

58	November 30, 2018	Annual Report

Notes To Financial Statements (continued)

As of November 30, 2018, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration
Short-Term Bond
Long-term loss carryforward	$16,794	Unlimited
	$16,794

Bond Income
Long-term loss carryforward	$46,167	Unlimited
	$46,167

Core
Short-term loss carryforward	$23,538	Unlimited
	$23,538

Global High Income
Short-term loss carryforward	$3	Unlimited
Long-term loss carryforward	$32,323	Unlimited
	$32,326

NOTE 6 – Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2018, were as follows:

	Purchases	Sales
Short-Term Bond	$3,687,809	$3,490,315
Bond Income	2,311,254	-
Core	4,037,466	3,563,983
Global High Income	847,843	946,236
Growth	6,667,959	9,015,719
International	$1,469,262	$7,367,450

NOTE 7 – Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended November 30, 2018, were as follows:

Custodian Fee Credits
Short-Term Bond	$481
Bond Income	454
Core	590
Global High Income	656
Growth	1,976
International	$5,101

NOTE 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Funds declared the payment of a distribution to be paid on December 27, 2018, to all shareowners of record on December 26, 2018, as follows:

	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain
Short-Term Bond	$-	$-	$-
Bond Income	-	-	-
Core	0.17300	-	-
Global High Income	0.39200	-	-
Growth (Investor Shares)	0.04300	-	1.23500
Growth (Z Shares)	0.14700	-	1.23500
International (Investor Shares)	0.15440	-	1.04320
International (Z Shares)	$0.19300	$-	$1.04320

On January 23, 2019, the Sextant Mutual Funds changed custodian banks from Bank of New York Mellon to UMB Bank.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Annual Report	November 30, 2018	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Saturna Investment Trust
and the Shareholders of Sextant Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Sextant Short Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Yield Fund, Sextant Growth Fund and Sextant International Fund (the "Funds"), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the US federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
January 25, 2019

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

60	November 30, 2018	Annual Report

Expenses

(unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018, to November 30, 2018).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2018)	Ending Account Value (November 30, 2018)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund	$1,000	$1,005.50	$3.02	0.60%
Hypothetical (5% return before expenses)	1,000	1,022.06	3.04	0.60%
Bond Income Fund	1,000	991.90	3.24	0.65%
Hypothetical (5% return before expenses)	1,000	1,021.81	3.29	0.65%
Core Fund	1,000	1,009.40	4.08	0.81%
Hypothetical (5% return before expenses)	1,000	1,021.00	4.11	0.81%
Global High Income Fund	1,000	1,006.40	3.76	0.75%
Hypothetical (5% return before expenses)	1,000	1,021.32	3.79	0.75%
Growth Fund Investor Shares	1,000	1,030.90	5.08	1.00%
Hypothetical (5% return before expenses)	1,000	1,020.07	5.05	1.00%
Growth Fund Z Shares	1,000	1,032.10	3.87	0.76%
Hypothetical (5% return before expenses)	1,000	1,021.26	3.85	0.76%
International Fund Investor Shares	1,000	1,002.40	5.47	1.09%
Hypothetical (5% return before expenses)	1,000	1,019.60	5.52	1.09%
International Fund Z Shares	1,000	1,003.60	4.12	0.82%
Hypothetical (5% return before expenses)	$1,000	$1,020.96	$4.16	0.82%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2018, through November 30, 2018), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report	November 30, 2018	61

Trustees and Officers

(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Independent Trustees
(photo omitted)	Marina E. Adshade (51) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver and Simon Fraser University; Author	None
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (69) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust
(photo omitted)	Gary A. Goldfogel, MD (60) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None
(photo omitted)	Jim V. McKinney (57) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Executive Director, Common Threads Northwest; President/CEO, Apple Mountain LLC, consulting and development; US Army Foreign Area Officer – Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia	None
(photo omitted)	Sarah E.D. Rothenbuhler (50) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None
Interested Trustee
(photo omitted)	Jane K. Carten, MBA (43) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

62	November 30, 2018	Annual Report

Trustees and Officers

(continued)	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine (65) 1300 N. State Street Bellingham, WA 98225	Vice President (since 1994); N/A	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services	N/A
(photo omitted)	Christopher R. Fankhauser (46) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

			Director, Vice President, and Chief Operations Officer, Saturna Trust Company	N/A
(photo omitted)	Michael E. Lewis (57) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A
(photo omitted)	Jacob A. Stewart (38) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A
(photo omitted)	Nicole Trudeau (39) 1300 N. State Street Bellingham WA 98225	Secretary¹ (since 2018) N/A	Chief Legal Officer, Saturna Capital Corporation Former: Counsel, Simpson Thacher & Bartlett LLP; Partner, Stradley Ronon Stevens & Young, LLP; Partner, K&L Gates LLP	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.sextantfunds.com, includes additional information about the Trustees.

During the year ended November 30, 2018, the Independent Trustess were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust.

As of November 30, 2018, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $0.7 million.

On November 30, 2018, the trustees, officers, and their affiliates as a group owned 35.75%, 26.97%, 41.27%, 58.52%, 0.04%, 18.50%, 0.00%, and 25.30% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor.

¹ Holds the same postion with Amana Mututal Funds Trust

Annual Report	November 30, 2018	63

Renewal of Investment Advisory Contract

(unaudited)

The Trustees of the Trust, including those Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust or Saturna Capital (the "Independent Trustees"), at their June 19, 2018 meeting, considered new Investment Advisory and Administration Agreements (the "Agreements") with Saturna Capital on behalf of each of the Sextant Funds (Bond Income Fund, Global High Income Fund, Growth Fund, International Fund, Core Fund, and Short-Term Bond Fund) (the "Funds"), in light of the expected exercise by Mrs. Jane Carten, President and Chief Executive Officer of Saturna Capital, of her option to purchase the controlling voting interest in Saturna Capital (the "Option Purchase"), and Saturna Capital's presumed change of control as a result. The Trustees noted that the Option Purchase would be deemed to result in the "assignment" (as defined in the 1940 Act) and automatic termination of each Fund's advisory agreement with Saturna Capital, and that approval of the Agreements by the Trustees and the shareowners of each Fund was necessary to ensure the continuation of services to the Funds without interruption upon the Option Purchase. In deciding to approve the Agreements for each Fund in the context of the Option Purchase, the Trustees considered representations from Saturna Capital that (i) the change of control was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by Saturna Capital, including the continuity of the Funds' portfolio managers and other personnel responsible for the management operations of the Funds; (ii) the compensation payable to Saturna Capital under each new Agreement would not change and is the same as that under the corresponding current agreement; and (iii) Saturna Capital did not anticipate any material changes to its compliance program or code of ethics in connection with the change of control. The Trustees further considered that the Option Purchase was a positive development in that it would further secure succession planning for Saturna Capital. At a Special Meeting of Shareowners of the Trust held on September 24, 2018, shareowners of each Fund approved the Agreements. At their June 19, 2018 meeting, the Trustees determined to continue to conduct the annual contracts review process for the Sextant Funds on its regular schedule, notwithstanding the two-year initial term set forth in the Agreements that had been approved by shareowners.

During their meeting of September 25, 2018, the Trustees, including the Independent Trustees, discussed the continuance of the Agreements between each Fund and Saturna Capital. In considering the renewal of the Agreements, the Trustees discussed the nature, extent, and quality of the services provided by Saturna Capital to the Trust and each of the Funds. The Trustees considered that the Funds offer a full range of high-quality investor services. The Trustees discussed Saturna Capital's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution – all in addition to investment management.

The Trustees took into consideration Saturna Capital's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital's efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They considered Saturna Capital's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including each Fund's average annual total returns relative to its benchmark for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, all as of August 31, 2018. The Trustees also considered comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund's performance relative to the Fund's Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, ended August 31, 2018. The Trustees also considered each Fund's Morningstar performance rankings (one through five stars) for the one-, three-, five- and ten-year periods, as applicable, ended as of August 31, 2018, and also noted the recent sustainability ratings assigned to some of the Funds by Morningstar. In addition, the Trustees also considered each Fund's performance ranking relative to the Fund's category selected by Lipper, Inc.

With respect to long-term (10- and 15-year) performance, the Trustees found that the investment performance of the Sextant International Fund, both in absolute numbers and relative to the Fund's Morningstar category remained strong. The Trustees noted that the Fund's average annual total return for the ten- and fifteen-year periods ended on August 31, 2018 was in line with the Morningstar category average and the Fund outperformed its benchmark during the same periods. The Trustees noted that the Sextant Growth Fund trailed its Morningstar category average and underperformed its benchmark for the same periods. The Trustees noted that Sextant Short-Term Bond Fund and Sextant Bond Income Fund each had underperformed its respective Morningstar category average and benchmark for the same ten- and fifteen-year periods, and Sextant Core Fund underperformed its Morningstar category average and benchmark for the ten-year period ended August 31, 2018.

The Trustees considered the short- and medium-term performance of the Funds, noting that Sextant International Fund and Sextant Global High Income Fund each outperformed its Morningstar category average for the five-year period ended August 31, 2018, while each of the other Funds trailed its Morningstar category average during the same period. The Trustees noted that for the three-year period ended on August 31, 2018, Sextant Bond Income

64	November 30, 2018	Annual Report

Renewal of Investment Advisory Contract

(continued)	(unaudited)

Fund, Sextant Growth Fund and Sextant Short-Term Bond Fund each underperformed their respective Morningstar category average, while Sextant Global High Income Fund and Sextant International Fund each outperformed their respective Morningstar category average. The Trustees also considered the Funds' short-term performance, noting that for the one-year period ended on August 31, 2018, Sextant International Fund and Sextant Growth Fund each outperformed their respective Morningstar category average, while Sextant Core Fund, Sextant Bond Income, Sextant Global High Income Fund, and Sextant Short-term Bond Fund each underperformed their respective Morningstar category average.

The Trustees noted the risk-averse investment style and other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar categories. The Trustees noted instances where a Fund had underperformed relative to its Morningstar category average during a period, but had outperformed the Fund's benchmark during the same period. The Trustees also noted certain differences between a Fund and the peer funds within the relevant Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage the Funds in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna Capital's focus on improving investment performance without incurring materially higher levels of risk.

Recognizing the investment mandates of the Funds, the Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance expense data, along with the comparative data published by Morningstar and each Fund's performance relative to its benchmark, to evaluate each Fund's performance over near-term and long-term time periods. The Trustees continued to recognize the fulcrum structure of the advisory fee, where the manager's compensation is directly related to the relative performance of each Fund.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources (known as "revenue sharing") to unaffiliated intermediaries, as well as Saturna Capital's initiatives to reduce its advisory fees. Recognizing that Saturna Capital pays fees and expenses that are often borne by funds, the Trustees appreciated Saturna Capital's efforts to help make the Funds more widely available and less expensive than would otherwise be the case without Saturna Capital's efforts. The Trustees welcomed the reductions in Fund expense ratios resulting from the efforts in previous years to offer "clean shares" in each Fund, making them especially attractive to retirement plan investors.

The Trustees recognized that the Funds remain relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital's commitment continue to operate the Funds and costs undertaken by Saturna Capital.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna's profitability, and lack thereof, as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services. The Trustees understood that Saturna had reduced its revenues from the Funds during previous years by agreeing to discontinue the 12b-1 expense entirely for four Sextant Funds, and partially for the other two Funds (Growth and International).

The Trustees considered and compared the fees charged by Saturna to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna provides to the Funds, including investment advisory services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna's other business lines from acting as investment adviser to the Funds, but also recognized that Saturna's other business lines benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. The Trustees considered whether there are other potential benefits to Saturna in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna's receipt of advisory fees and the fact that Saturna Brokerage Services, a wholly owned subsidiary of Saturna, receives distribution and shareholder services fees under Rule 12b-1, which it would not otherwise receive if Saturna did not serve as the investment manager for the Funds. The Trustees also noted that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded that the fees paid by each Fund to Saturna Capital were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to approve the Agreements of Sextant Bond Income Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Sextant Core Fund, and Sextant Short-Term Bond Fund, with Saturna Capital.

Annual Report	November 30, 2018	65

Results of Shareowner Meeting

On September 24, 2018, shareowners of the Saturna Investment Trust convened a Special Meeting. The meeting record date was July 27, 2018.

At the meeting, one proprosal to approve a proposed new advisory agreement was considered and approved. The following shares were voted at the meeting:

Sextant Short-Term Bond Fund
Outstanding Shares	For	Against	Abstain
2,059,687	1,987,522	1,690	1,154

Sextant Bond Income Fund
Outstanding Shares	For	Against	Abstain
2,005,244	1,836,200	562	42,111

Sextant Core Fund
Outstanding Shares	For	Against	Abstain
980,423	860,973	0	21,230

Sextant Global High Income Fund
Outstanding Shares	For	Against	Abstain
827,232	798,236	607	1,260

Sextant Growth Fund
Outstanding Shares	For	Against	Abstain
1,415,718	1,145,564	7,687	24,502

Sextant International Fund
Outstanding Shares	For	Against	Abstain
3,726,632	1,769,399	22,609	119,493

66	November 30, 2018	Annual Report

Availability of Portfolio Information

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.sextantfunds.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Annual Report	November 30, 2018	67

(photo omitted)
(logo omitted) 1300 N. State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Saturna Sustainable Funds

Annual Report November 30, 2018

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Saturna Sustainable Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Saturna Sustainable Funds at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Saturna Sustainable Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Performance Summary

(as of December 31, 2018)	(unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
					Gross	Net
Sustainable Equity Fund (SEEFX)	-5.76%	4.76%	n/a	n/a	1.37%	0.75%
S&P Global 1200 Index	-8.17%	7.38%	5.29%	10.28%	n/a	n/a

Sustainable Bond Fund (SEBFX)	-3.17%	1.46%	n/a	n/a	0.84%	0.65%
FTSE WorldBIG Index	-1.32%	2.62%	1.07%	2.30%	n/a	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 21 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

A Fund's 30-Day Yield, sometimes referred to as "standardized yield" or "SEC yield," is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

¹ By regulation, expense ratios shown in these tables are as stated in the Funds' most recent Prospectus, dated March 28, 2018, and incorporate results for the fiscal year ended November 30, 2017. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period. Saturna Capital, the Fund's adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.75% and actual expenses of the Sustainable Bond Fund at 0.65% through March 31, 2019.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world's equity markets. The FTSE WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2018	Annual Report

Fellow Shareowners:

These volatile times are the reason we invest the way we do. Saturna Capital has been dedicated to values-based and sustainable investing for nearly 30 years. With a focus on sustainable financial management and an emphasis on long-term profitability, Saturna takes a holistic and future-oriented approach to each of its funds. This sensible approach does not always outshine other investment strategies if the market is on a bull run, but it helps cut out a lot of the noise when markets get jittery, as they have been recently.

The Saturna Sustainable Equity Fund returned 1.39% for the year ended November 30, 2018, outperforming the Morningstar World Large Stock category which declined -1.48%, and outpacing the S&P Global 1200 Index's return of 0.52%. The Saturna Sustainable Bond Fund returned -2.29%, versus the Morningstar World Bond category's return of -2.34%, and the -2.95% return of its benchmark, the FTSE World Broad Investment-Grade Bond Index.

We are pleased that investors are finding these low-cost Funds meet their investment needs. Assets in Saturna Sustainable Equity Fund increased 13.52% for the fiscal year. Assets in Saturna Sustainable Bond Fund increased 43.97% for the fiscal year.

Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance (ESG).

At Saturna, we view investing as a business partnership and favor high-caliber performers who operate with integrity, and with a view toward the long-term. The Saturna Sustainable Funds carefully consider a variety of environmental, social, and governance criteria, and seek to invest in issuers that demonstrate other sustainable characteristics such as management strength, risk consciousness, low debt, and strong balance sheets. Our investment team champions issuers that are leaders in ESG risk management, and that provide solutions for a new economy that must address resource efficiency; these issuers have the potential to form an advantage relative to their peers in a competitive and evolving market.

Annual Report	November 30, 2018	3

As an asset manager, Saturna prioritizes the education and empowerment of its investors. Last summer, we published our first impact report in order to help shareowners see in quantitative format the difference your decision to invest responsibly is having in a broader context. A sampling of the facts we highlighted for you in that report include: in both the Sustainable Equity Fund and the Sustainable Bond Fund, more of the Funds' holdings have an energy efficiency policy, a carbon emissions reduction policy, and smaller carbon footprints, compared to the MSCI ACWI Index. Along with that, both Funds are also ahead of the Index when it comes to independent directors, having three or more female board members, and having at least 33.3% female board composition.

Thank you for investing with us. Please read this report and let us know how we can be of assistance to you in your quest for responsible investments choices.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Gary Goldfogel,
Independent Board Chairman

Saturna Sustainable Funds Portfolio Management

(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manage
(photo omitted)	Nicholas Kaiser MBA, CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley CFA®, CIPM® Saturna Sustainable Bond Fund Portfolio Manager

4	November 30, 2018	Annual Report

Morningstar Sustainability Ratings™

(unaudited)	As of November 30, 2018

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar recently partnered with leading ESG research firm Sustainalytics to develop the Morningstar Sustainability Rating™ – here are Saturna Sustainable Funds' fiscal period-end results:

Saturna Sustainable Equity Fund		Saturna Sustainable Bond Fund
SEEFX	Ø Ø Ø Ø Ø	SEBFX	n/a
Ranked in 5th percentile among 732 World Large Stock Funds		As of November 30, 2018, the Saturna Sustainable Bond Fund was not rated.

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating ("Star Rating").

© 2018 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Rating is as of November 30, 2018. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund's portfolio are managing their environmental, social, and governance ("ESG") risks and opportunities relative to the fund's Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund's rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics' ESG scores from the same month as the portfolio as-of date.

Saturna Sustainable Equity Fund was rated on 88% of Assets Under Management.

The Funds' portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Scores and Ratings.

% Rank in Category is the fund's percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

November 30, 2018	Annual Report	5

Saturna Sustainable Equity Fund:

Performance Summary	(unaudited)

Average Annual Returns as of November 30, 2018

	1 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Equity Fund (SEEFX)²	1.39%	n/a	n/a	1.37%
S&P Global 1200 Index	0.52%	7.29%	11.50%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor's Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $11,700 versus $12,962 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top 10 Holdings
% of Total Net Assets
Adobe Systems	4.4%
Dassault Systemes ADR	3.2%
Apple	3.2%
Mastercard, Class A	2.9%
Microsoft	2.8%
Church & Dwight	2.8%
Toronto-Dominion Bank	2.7%
Home Depot	2.7%
Murata Manufacturing	2.7%
Unilever	2.7%

Portfolio Diversification
% of Total Net Assets
Household Products	9.5%	█
Application Software	7.6%	█
Home Products Stores	4.0%	█
Banks	3.5%	█
IT Services	3.4%	█
Communications Equipment	3.2%	█
Automobiles	3.1%	█
Life Insurance	3.0%	█
Consumer Finance	2.9%	█
Semiconductor Devices	2.9%	█
Infrastructure Software	2.8%	█
Electronics Components	2.7%	█
Specialty Apparel Stores	2.6%	█
Containers & Packaging	2.6%	█
Industries <2.5%	38.1%	█
Other Assets (net of liabilities)	8.1%	█

6	November 30, 2018	Annual Report

Saturna Sustainable Equity Fund:

Discussion of Fund Performance	(unaudited)

Fiscal Year 2018

Volatility returned to global equity markets over the course of 2018, which was unsurprising given the news of trade tensions, repeated Federal Reserve interest rate hikes, European dysfunction expressed through the rise of populist parties, a tortuous "Brexit" negotiation, and concerns surrounding China's increasing debt paired with a slowing economy. For the fiscal year ended November 30, 2018, the Saturna Sustainable Equity Fund returned 1.39%, slightly ahead the 0.52% gain for the S&P Global 1200 Index.

Factors Affecting Past Performance

The Saturna Sustainable Equity Fund has a global mandate with assets allocated among twenty nations. The Fund tends to be overweight the Technology and Consumer Discretionary sectors, which had a positive effect in the past fiscal year. Of the Fund's 10 largest contributors, four are technology companies and two belong to the Consumer Discretionary sector; the strongest appreciation among our holdings, however, at an impressive 42.87%, was generated by consumer staples company Church & Dwight.

Though Nike was one of the top 10 contributors to the Fund during the fiscal year, gaining 25.10%, we exited our position in June when lawsuits alleging sexual harassment and gender bias came to light. While we previously supported Nike's ambitious sustainability goals, we are conscientious of the negative effects reputational risk can have on a security, and are concerned that the lawsuits represent a corporate culture that is not in line with the Fund's values.

We also exited a portion of our position in Valeo, the French automotive components manufacturer. Valeo has demonstrated an excellent commitment to sustainability initiatives such as improving efficiency and reducing emissions. We are optimistic about Valeo's long-term prospects and will likely reinvest when the time is right. Exiting Valeo and a portion of the position in Kimberly Clarke de Mexico realized small losses for the Fund.

SEEFX continues to support the development of renewable energy and maintained positions in the German/Spanish wind turbine producer Siemens Gamesa Renewable Energy, along with Denmark's Vestas Wind Systems. In April 2018, Siemens Gamesa surpassed Vestas as the global leader in wind turbine manufacturing.¹ Growth of renewable energy is expected to accelerate as nations worldwide strive for alternatives to fossil fuels to meet the growing threat of global climate change.

We continuously screen and analyze companies around the globe, seeking the sustainability leaders that also meet our strict financial criteria. As long-term investors, we are focused on the sustainable business practices that improve our world and that also generate sustainable value.

Looking Forward

The past fiscal year was notable for the number of devastating natural disasters that occurred worldwide, many setting records in their destruction and directly attributable to climate change. Concurrently, two major reports were released in Fall 2018 that paint a grim picture for the future of our climate. In October, the Intergovernmental Panel on Climate Change (IPCC) published its Special Report on Global Warming; findings indicate that the impacts of a global temperature rise to 1.5°C – currently expected between 2030 and 2052 if global temperature "continues to increase at the current rate" – will have deleterious effects on the planet but, when compared to a 2°C increase, "(are) projected to reduce risks to marine biodiversity, fisheries, and ecosystems, and their functions and services to humans."² In November 2018, 13 US federal agencies released a scientific report that predicted unchecked climate change could "knock as much as 10 percent off the size of the American economy by century's end."³ Quantifying climate change impacts in terms of economic decline illustrates that environmental stewardship is not only the right thing to do from a moral perspective, but is also a necessary step to ensure that business remains sustainable and profitable.

The buoyant US equity markets we saw starting in the spring – and the subsequent sell-off we witnessed at the end of calendar year 2018 – illustrate that just about anything is possible within the current economic and political climate. Our sense heading into 2019 is one of cautious optimism; we believe the Sustainable Equity Fund is well positioned for either positive or negative developments, and that market volatility is best addressed by a focus on ESG criteria. Though investors may not see the large returns that can occur during a bull market, they can still benefit from a rising tide. On the flip side, Saturna's focus on low debt, and cash generative, highly sustainable companies led by excellent management teams helps protect the investor from potential downsides.

¹ Hill, Joshua. Siemens Gamesa Overtakes Vestas As Leading Wind Manufacturer, Clean Technica, April 23, 2018. https://cleantechnica.com/2018/04/23/siemens-gamesa-overtakes-vestas-as-leading-wind-manufacturer/

² Intergovernmental Panel on Climate Change. Global Warming of 1.5°C. https://www.ipcc.ch/site/assets/uploads/sites/2/2018/07/sr15_headline_statements.pdf

³ Davenport, Coral and Pierre-Louise, Kendra. U.S. Climate Report Warns of Damaged Environment and Shrinking Economy, November 23, 2018. https://www.nytimes.com/2018/11/23/climate/us-climate-report.html

November 30, 2018	Annual Report	7

Saturna Sustainable Equity Fund:

Schedule of Investments	As of November 30, 2018
Common Stocks – 91.9%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Entertainment Content
Naspers ADR	1,000	$58,320	$40,970	South Africa	0.7%
Walt Disney Company	500	53,703	57,745	United States	1.0%
		112,023	98,715		1.7%

Internet Media
Alphabet, Class A²	122	67,177	135,377	United States	2.4%

Telecom Carriers
China Mobile	6,000	67,458	59,796	Hong Kong	1.1%
Telekomunikasi Indonesia ADR	2,000	65,178	51,800	Indonesia	0.9%
		132,636	111,596		2.0%

		311,836	345,688		6.1%

Consumer Discretionary

Airlines
Latam Airlines Group	3,600	46,768	37,512	Chile	0.6%

Apparel, Footwear & Accessory Design
adidas ADR	600	65,490	66,432	Germany³	1.2%

Auto Parts
Valeo	960	46,954	27,400	France	0.5%

Automobiles
Subaru ADR	5,000	69,810	55,375	Japan	1.0%
Toyota Motor ADR	1,000	107,633	121,480	Japan	2.1%
		177,443	176,855		3.1%

E-Commerce Discretionary
Amazon.com²	60	103,132	101,410	United States	1.8%

Home Products Stores
Home Depot	850	100,842	153,272	United States	2.7%
Lowe's	750	80,222	70,778	United States	1.3%
		181,064	224,050		4.0%

Other Commercial Services
Ecolab	723	82,096	116,034	United States	2.0%

Restaurants
Starbucks	1,713	102,502	114,291	United States	2.0%

Specialty Apparel Stores
TJX Companies	3,000	103,932	146,550	United States	2.6%

Toys & Games
Hasbro	600	56,958	54,600	United States	1.0%

		966,339	1,065,134		18.8%

Continued on next page.

8	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund:

Schedule of Investments	As of November 30, 2018
Common Stocks – 91.9%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Consumer Staples

Food & Drug Stores
Clicks Group ADR	1,500	$38,630	$41,250	South Africa	0.7%

Household Products
Church & Dwight	2,400	104,866	158,856	United States	2.8%
Kimberly-Clark de Mexico, Class A	13,000	22,582	19,251	Mexico	0.4%
L'Oreal ADR	2,200	98,743	103,796	United States	1.8%
Reckitt Benckiser Group PLC ADR	6,250	100,292	104,125	United States	1.8%
Unilever	2,700	116,609	149,877	Netherlands	2.7%
		443,092	535,905		9.5%

Packaged Food
Nestle ADR	1,000	86,610	85,220	Switzerland	1.5%

		568,332	662,375		11.7%

Energy

Renewable Energy Equipment
Siemens Gamesa Renewable Energy	3,500	51,922	49,494	Spain	0.9%
Vestas Wind Systems	900	65,551	67,287	Denmark	1.2%

		117,473	116,781		2.1%

Financials

Banks
Banco Santander ADR	10,081	50,683	47,985	Spain	0.8%
Toronto-Dominion Bank	2,800	131,011	154,840	Canada	2.7%
		181,694	202,825		3.5%

Consumer Finance
Mastercard, Class A	824	74,154	165,682	United States	2.9%

Islamic Banking
BIMB Holdings	100,000	103,496	91,191	Malaysia	1.6%

Life Insurance
AIA Group	11,600	67,862	95,277	Hong Kong	1.7%
Aviva PLC ADR	7,000	93,166	72,100	United States	1.3%
		161,028	167,377		3.0%

P&C Insurance
Chubb	700	77,224	93,618	Switzerland	1.7%

		597,596	720,693		12.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	9

Saturna Sustainable Equity Fund:

Schedule of Investments	As of November 30, 2018
Common Stocks – 91.9%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Health Care

Health Care Facilities
Ramsay Health Care	2,308	$103,089	$91,558	Australia	1.6%

Large Pharma
Novo Nordisk ADR	1,569	86,408	73,147	Denmark	1.3%

Medical Equipment
Koninklijke Philips ADR	3,588	101,701	136,164	Netherlands	2.4%

		291,198	300,869		5.3%

Industrials

Electrical Components
TE Connectivity	351	22,756	27,002	Switzerland	0.5%

Electrical Power Equipment
Siemens ADR	1,000	66,086	58,040	Germany	1.0%

Rubber & Plastic
Hartalega Holdings	80,000	63,885	122,517	Malaysia	2.2%

		152,727	207,559		3.7%

Materials

Containers & Packaging
3M	700	118,457	145,544	United States	2.6%

Precious Metal Mining
Randgold Resources ADR	500	48,731	40,085	South Africa	0.7%

Specialty Chemicals
Johnson Matthey	2,031	86,775	76,151	United Kingdom	1.4%
Koninklijke DSM	600	62,437	53,288	Netherlands	0.9%
		149,212	129,439		2.3%

		316,400	315,068		5.6%

Technology

Application Software
Adobe Systems²	1,000	108,410	250,890	United States	4.4%
Dassault Systemes ADR	1,506	119,029	181,345	France	3.2%
		227,439	432,235		7.6%

Communications Equipment
Apple	1,000	113,474	178,580	United States	3.2%

Electronics Components
Murata Manufacturing	1,000	133,698	153,202	Japan	2.7%

Information Services
Wolters Kluwer	1,000	46,595	60,464	Netherlands	1.1%

Infrastructure Software
Microsoft	1,438	62,724	159,460	United States	2.8%

Continued on next page.

10	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund:

Schedule of Investments	As of November 30, 2018
Common Stocks – 91.9%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology (continued)

IT Services
Accenture, Class A	900	$89,878	$148,068	Ireland	2.6%
CGI Group Inc Class A²	750	48,570	47,865	Canada	0.8%
		138,448	195,933		3.4%

Semiconductor Devices
NXP Semiconductors	1,300	127,836	108,381	Netherlands	1.9%
STMicroelectronics	3,800	84,537	56,430	Switzerland	1.0%
		212,373	164,811		2.9%

Semiconductor Manufacturing
Taiwan Semiconductor ADR	3,250	78,323	122,168	Taiwan	2.2%

		1,013,074	1,466,853		25.9%

Total investments	$4,334,975		$5,201,020		91.9%
Other assets (net of liabilities)			457,134		8.1%
Total net assets			$5,658,154		100.0%
¹ Country of domicile ² Non-income producing security ³ Denotes a country of primary exposure ADR: American Depositary Receipt

Countries	(unaudited)

Other assets (net of liabilities) 8.1% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	11

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $4,334,975)	$5,201,020
Cash	438,861
Receivable for security sales	12,637
Dividends receivable	10,839
Prepaid expenses	1,622
Receivable for Fund shares sold	1,025
Total assets	5,666,004
Liabilities
Accrued advisory fees	2,987
Accrued audit expenses	2,917
Accrued retirement plan custodial fees	977
Accrued other expenses	564
Accrued trustee expenses	379
Accrued Chief Compliance Officer expenses	26
Total liabilities	7,850
Net assets	$5,658,154

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$5,036,065
Total distributable earnings	622,089
Net assets applicable to Fund shares outstanding	$5,658,154

Fund shares outstanding	491,659

Net asset value, offering, and redemption price per share	$11.51

Statement of Operations
Year ended November 30, 2018

Investment income
Dividend income (net of foreign tax of $9,868)	$87,052
Miscellaneous income	25
Total investment income	87,077
Expenses
Investment adviser fees	36,146
Filing and registration fees	19,885
Audit fees	5,698
Printing and postage	2,745
Trustee fees	1,185
Retirement plan custodial fees	1,125
Chief Compliance Officer expenses	1,102
Legal fees	1,009
Other expenses	761
Custodian fees	719
Total gross expenses	70,375
Less adviser fees waived	(28,018)
Less custodian fee credits	(719)
Net expenses	41,638
Net investment income	$45,439

Net realized loss from investments and foreign currency	$(24,490)
Net increase in unrealized appreciation on investments and foreign currency	23,969
Net loss on investments and foreign currency	$(521)

Net increase in net assets resulting from operations	$44,918

12	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Year ended November 30, 2018	Year ended November 30, 2017
Increase in net assets from operations
From operations
Net investment income	$45,439	$40,252
Net realized gain (loss) on investment and foreign currency	(24,490)	57,790
Net increase in unrealized appreciation on investments and in foreign currencies	23,969	743,796
Net increase in net assets resulting from operations	44,918	841,838
Distributions to shareowners	(40,318)	(19,031)A
Capital share transactions
Proceeds from sales of shares	1,036,069	916,616
Value of shares issued in reinvestment of dividends	40,318	19,031
Cost of shares redeemed	(407,062)	(117,488)
Total capital share transactions	669,325	818,159
Total increase in net assets	673,925	1,640,966

Net assets
Beginning of year	4,984,229	3,343,263
End of year	$5,658,154	$4,984,229B

Shares of the Fund sold and redeemed
Number of shares sold	87,399	90,010
Number of shares issued in reinvestment of dividends	3,500	2,029
Number of shares redeemed	(34,886)	(10,988)
Net increase in number of shares outstanding	56,013	81,051
A Consists of net investment income distributions of $19,031. B Includes accumulated net investment income of $37,569.

Financial Highlights	For year ended November 30,			Period endedA
Selected data per share of outstanding capital stock throughout each year:	2018	2017	2016	November 30, 2015
Net asset value at beginning of year	$11.44	$9.43	$9.73	$10.00
Income from investment operations
Net investment income	0.09	0.09	0.06	0.02
Net gains (losses) on securities (both realized & unrealized)	0.07	1.97	(0.36)	(0.28)
Total from investment operations	0.16	2.06	(0.30)	(0.26)
Less distributions
Dividends (from net investment income)	(0.09)	(0.05)	-	(0.01)
Total distributions	(0.09)	(0.05)	-	(0.01)

Net asset value at end of year	$11.51	$11.44	$9.43	$9.73

Total return	1.39%	22.01%	(3.08)%	(2.60)%B

Ratios / supplemental data
Net assets ($000), end of year	$5,658	$4,984	$3,343	$3,423
Ratio of expenses to average net assets
Before fee waivers	1.27%	1.48%	1.65%	1.23%C
After fee waivers	0.76%	0.88%	1.00%	1.00%C
After fee waivers and custodian fee credits	0.75%	0.86%	0.99%	0.99%C
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	0.82%	0.95%	0.67%	0.29%C
Portfolio turnover rate	8%	12%	48%	53%B
A Operations commenced on March 27, 2015. B Not annualized. C Annualized.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	13

Saturna Sustainable Bond Fund:

Performance Summary	(unaudited)

Average Annual Returns as of November 30, 2018

	1 Year	5 Year	10 Year	Expense Ratio¹
Sustainable Bond Fund (SEBFX)²	-2.29%	n/a	n/a	0.84%
FTSE WorldBIG Index³	-2.95%	0.56%	2.72%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the FTSE WorldBIG Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have risen to $10,293 versus rising to $10,485 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus which is dated March 31, 2018, and incorporates results for the fiscal year ended November 30, 2017, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

² Operations commenced March 27, 2015.

³ The FTSE WorldBIG Index was formerly known as the Citi WorldBIG Index. The London Stock Exchange Group acquired Citigroup Index LLC in August 2017.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top 10 Holdings
% of Total Net Assets
Bank of Nova Scotia (4.65% due 10/12/2099)	4.5%
NextEra Energy Capital (6.65% due 06/15/2067)	4.2%
Lincoln National (6.05% due 04/20/2067)	4.2%
Telecom Italia (7.175% due 06/18/2019)	4.0%
Hartford Financial Services Group (3.164% due 02/12/2047)	4.0%
United States Treasury Bill (0.00% due 12/11/2018)	3.9%
Iron Mountain (5.75% due 08/15/2024)	3.9%
Novartis Capital (1.80% due 02/14/2020)	3.9%
First Abu Dhabi Bank (3.00% due 03/30/2022)	3.8%
Nokia OYJ (3.375% due 06/12/2022)	3.7%

Portfolio Diversification
% of Total Net Assets
Financials	39.6%	█
Consumer Discretionary	11.8%	█
Communications	11.5%	█
Government Bonds	10.0%	█
Technology	6.8%	█
Health Care	6.0%	█
Energy	4.2%	█
Materials	3.6%	█
Consumer Staples	1.1%	█
Industrials	0.8%	█
Asset-Backed Securities	0.3%	█
Utilities	0.2%	█
Other Assets (net of liabilities)	4.1%	█

14	November 30, 2018	Annual Report

Saturna Sustainable Bond Fund:

Discussion of Fund Performance	(unaudited)

(photos omitted)

Fiscal Year 2018

For the fiscal year ended November 30, 2018, the Sustainable Bond Fund returned -2.29% versus the -2.95% return of its benchmark, the FTSE World BIG Bond Index. The outperformance can be explained, in part, by the Sustainable Bond Fund having a larger US dollar exposure relative to the benchmark of 78.78% versus 51.17%. The portfolio was invested among 45 separate issues over the quarter offered by 38 different issuers posting a modified duration of 2.37 years and a 30-day yield of 3.79%.

Factors Affecting Past Performance

The old adage that things come in threes may help to offer context as to what brought about volatility to the fixed income markets throughout 2018. The triad of factors include increasing interest rates, a strong US dollar, and trade war tensions.

On September 26, 2018, the Federal Reserve chairman, Jerome H. Powell, announced that the Federal Open Market Committee (FOMC) voted to increase the target range for the federal funds rate from 2.00% to 2.25%. The FOMC's decision marked the eighth interest rate hike since they began taking steps toward normalizing monetary policy on December 16, 2015. Following the announced interest rate increase, Powell was quoted as saying that "our economy is strong" and adding that "these rates remain low, and my colleagues and I believe that this gradual returning to normal is helping to sustain this strong economy."¹ Since that time, short-term interest rates have experienced a material increase as the three-month London Interbank Offered Rate (LIBOR) has risen by a factor of nine as the one-year US Treasury has nearly tripled. The knock-on-effects of rising interest rates are that borrowing costs are rising, particularly for those with floating-rate debt obligations such as consumer credit cards which are typically benchmarked to the prime lending rate.

Change in US Interest Rates
	Dec. 16, 2015	Nov. 30, 2018	Change
3 Month LIBOR	0.25%	2.74%	985.7%
1 year US T-Bill	0.69%	2.68%	290.1%
2 year US Government Note	1.01%	2.79%	177.3%
5 year US Government Note	1.75%	2.81%	60.9%
10 year US Government Note	2.30%	2.99%	30.1%
30 year US Government Note	3.00%	3.29%	9.6%

Source: Bloomberg

The US dollar has also demonstrated strength relative to the currencies of its primary trading partners throughout 2018. This contrasts with 2017 when the US dollar demonstrated broad weakness, as can be observed in the accompanying illustration. A strong US dollar has some advantages in making foreign imported goods cheaper; however, this also makes US exports more expensive. The knock-on-effects also make it much more expensive for foreign governments and corporations that have issued US dollar debt, particularly in a higher interest rate environment. Some of the casualties of the rising interest rates costs and the strong US dollar have been observed in Turkey where its stock market, the Borsa (XU100 Index), has experienced a -14.43% decline year-to-date in its local currency, the Turkish lira, with a more jarring decline of -38.33% when expressed in the US dollar terms.

Change of the US dollar compared to selected currencies
	2017	YTD (Ending Nov. 30, 2018)
US dollar vs. Canadian dollar	-6.92%	5.42%
US dollar vs. Mexican peso	-5.43%	3.48%
US dollar vs. Euro	-14.15%	5.73%
US dollar vs. British pound	-9.51%	5.65%
US dollar vs. Australian dollar	-8.34%	6.44%
US dollar vs. Chinese yuan	-6.74%	6.52%

Source: Bloomberg

There appears to be a temporary trade detente between President Trump and Chinese president Xi Jinping regarding tariffs following the G-20 summit in Argentina; however, investor uncertainty remains high, as US trade policy under President Trump's administration has taken a pronounced shift with long standing trading partners. Some countries look to exports as a major source of their economic activity; China, Mexico, and Germany reported that exports represented 19.8%, 37.9% and 47.3% of their 2017 GDP, respectively.² If trade patterns become materially altered, it can be expected to negatively impact global growth.

Given our current expectations for a rising interest rate environment, the Fund is well situated from a credit perspective to meet its investment objective of capital preservation and current income, while focusing on issuers that are better positioned relative to their peers from an environmental, social, and governance (ESG) perspective.

¹ Borak, Donna. Federal Reserve Hikes Rates for Third Time This Year, CNN, September 26, 2018. https://money.cnn.com/2018/09/26/news/economy/federal-reserve-interest-rates-hike/index.html

² https://data.worldbank.org/indicator/NE.EXP.GNFS.ZS?year_high_desc=true

Annual Report	November 30, 2018	15

Saturna Sustainable Bond Fund:

Schedule of Investments	As of November 30, 2018
Asset-Backed Securities – 0.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Asset-Backed Securities

CRART 2014-3 C	3.61% due 06/17/2021	$100,000	$99,990	United States	0.3%

			99,990		0.3%

Total Asset-Backed Securities			$99,990		0.3%

Corporate Bonds – 85.6%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

America Movil²	6.00% due 06/09/2019	MXN 15,000,000	$722,911	Mexico	2.3%
Telecom Italia	7.175% due 06/18/2019	1,250,000	1,269,375	Luxembourg	4.0%
Telus	3.20% due 04/05/2021	CAD 1,500,000	1,129,361	Canada	3.6%
Vodafone Group	4.375% due 03/16/2021	500,000	509,791	United Kingdom	1.6%

			3,631,438		11.5%

Consumer Discretionary

Barry Callebaut²	5.50% due 06/15/2023	500,000	520,887	Belgium	1.6%
Barry Callebaut³	5.50% due 06/15/2023	750,000	781,330	Belgium	2.5%
BMW Finance	2.75% due 04/25/2019	NOK 2,000,000	233,919	Netherlands	0.8%
BMW US Capital	2.75% due 12/02/2019	AUD 200,000	146,818	Germany	0.5%
Danone³	2.077% due 11/02/2021	1,000,000	956,601	France	3.0%
Starbucks	2.45% due 06/15/2026	500,000	446,355	United States	1.4%
Toyota Motor Credit	2.75% due 02/05/2028	202,000	187,197	Japan	0.6%
Toyota Motor Credit	3.00% due 03/20/2030	500,000	457,930	Japan	1.4%

			3,731,037		11.8%

Consumer Staples

Nestle Holdings	2.75% due 04/15/2020	NOK 3,000,000	355,422	Switzerland	1.1%

			355,422		1.1%

Energy

NextEra Energy Capital (3 month LIBOR plus 2.35%)[4]	6.65% due 06/15/2067	1,550,000	1,329,125	United States	4.2%

			1,329,125		4.2%

Financials

AXA²	5.125% due 01/17/2047	500,000	477,566	France	1.5%
Bancolombia	5.95% due 06/03/2021	1,000,000	1,033,760	Colombia	3.3%
Bank of Nova Scotia[5]	4.65% due 10/12/2099	1,550,000	1,408,640	Canada	4.5%
Canadian Imperial Bank	3.42% due 01/26/2026	CAD 1,150,000	866,163	Canada	2.7%
EMIRATES NBD PJSC²	6.00% due 10/08/2019	NZD 750,000	525,268	United Arab Emirates	1.6%
First Abu Dhabi Bank²	3.00% due 03/30/2022	1,250,000	1,207,328	United Arab Emirates	3.8%
Hanmi Financial[6]	5.45% due 03/30/2027	1,000,000	1,011,895	United States	3.2%
Hartford Financial Services Group (3 month LIBOR 2.125%)[3,4]	3.164% due 02/12/2047	1,500,000	1,256,250	United States	4.0%
HomeStreet	6.50% due 06/01/2026	500,000	518,685	United States	1.6%
Iron Mountain	5.75% due 08/15/2024	1,300,000	1,238,250	United States	3.9%
Lincoln National (3 month LIBOR plus 2.04%)[4]	6.05% due 04/20/2067	1,600,000	1,320,000	United States	4.2%
Townebank Portsmouth VA7	4.50% due 07/30/2027	$750,000	$741,159	United States	2.3%

Continued on next page.

16	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund:

Schedule of Investments	As of November 30, 2018

Financials (continued)

XLIT (3 month LIBOR plus 2.46%)[4]	4.89381% due PERP[8]	1,000,000	941,250	Bermuda	3.0%

			12,546,214		39.6%

Health Care

Novartis Capital	1.80% due 02/14/2020	1,250,000	1,230,065	Switzerland	3.9%
TEVA Pharmaceuticals	2.80% due 07/21/2023	750,000	657,930	Netherlands	2.1%

			1,887,995		6.0%

Industrials

Ingersoll-Rand	2.625% due 05/01/2020	250,000	247,151	Luxembourg	0.8%

			247,151		0.8%

Materials

Koninklijke DSM²	1.00% due 04/09/2025	EUR 1,000,000	1,140,415	Netherlands	3.6%

			1,140,415		3.6%

Technology

Apple²	2.65% due 06/10/2020	AUD 500,000	365,865	United States	1.2%
MSCI³	5.75% due 08/15/2025	600,000	607,500	United States	1.9%
Nokia OYJ	3.375% due 06/12/2022	1,250,000	1,185,938	Finland	3.7%

			2,159,303		6.8%

Utilities

United Utilities	5.375% due 02/01/2019	75,000	75,278	United Kingdom	0.2%

			75,278		0.2%

Total Corporate Bonds			$27,103,378		85.6%
Continued on next page.

Countries	(unaudited)

Other assets (net of liabilities) 4.1% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	17

Saturna Sustainable Bond Fund:

Schedule of Investments	As of November 30, 2018
Government Bonds – 10.0%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Banks

KFW	2.00% due 11/30/2021	$1,000,000	$972,589	Germany	3.1%

			972,589		3.1%

Foreign Government Bonds

Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 200,000	934,471	Mexico	3.0%

			934,471		3.0%

US Treasury Bill

United States Treasury Bill[9]	0.00% due 12/11/2018	1,250,000	1,249,403	United States	3.9%

			1,249,403		3.9%

Total Government Bonds			$3,156,463		10.0%

Total investments	(Cost = $31,872,564)		$30,359,831		95.9%
Other assets (net of liabilities)			1,286,729		4.1%
Total net assets			$31,646,560		100.0%

¹ Country of risk

² Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2018, the aggregate value of Regulation S securities was $4,960,240 representing 15.6% of net assets.

³ Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At November 30, 2018, the net value of Rule 144A securities was $3,601,681 representing 11.4% of net assets.

4 Variable rate security. The interest rate represents the rate in effect at November 30, 2018 and resets periodically based on the parenthetically disclosed reference rate and spread.

5 Bank of Nova Scotia is a fixed to float bond. The bond has a fixed rate until 10/12/2022. The interest rate represents the rate in effect at November 30, 2018.

6 Hanmi Financial is a fixed to float bond. The bond has a fixed rate until 03/30/2022. The interest rate represents the rate in effect at November 30, 2018.

7 Townebank Portsmouth VA is a fixed to float bond. The bond has a fixed rate until 07/30/2022. The interest rate represents the rate in effect at November 30, 2018.

8 Security is perpetual in nature and has no stated maturity.

9 Non-income producing.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "AAA"	3.1%	█
Rated "AA+"	1.2%	█
Rated "AA-"	10.8%	█
Rated "A+"	1.6%	█
Rated "A-"	10.5%	█
Rated "BBB+"	12.7%	█
Rated "BB"	18.4%	█
Rated "BBB-"	8.5%	█
Rated "BB+"	13.7%	█
Rated "BB"	2.1%	█
Rated "B"	3.9%	█
Not rated	9.4%	█
Other Assets (net of liabilities)	4.1%	█

Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the credit worthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

18	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $31,872,564)	$30,359,831
Cash	887,864
Interest receivable	380,543
Receivable for Fund shares sold	84,673
Prepaid expenses	481
Total assets	31,713,392
Liabilities
Payable for Fund shares redeemed	44,200
Accrued advisory fees	14,355
Accrued audit expenses	5,822
Accrued other expenses	823
Accrued trustee expenses	677
Accrued retirement plan custodial fees	649
Accrued Chief Compliance Officer expenses	306
Total liabilities	66,832
Net assets	$31,646,560

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$33,182,297
Total distributable earnings	(1,535,737)
Net assets applicable to Fund shares outstanding	$31,646,560

Fund shares outstanding	3,370,676

Net asset value, offering, and redemption price per share	$9.39

Statement of Operations
Year ended November 30, 2018

Investment income
Interest income	$999,960
Miscellaneous income	29
Total investment income	999,989
Expenses
Investment adviser fees	150,966
Filing and registration fees	25,598
Audit fees	15,772
Printing and postage	5,175
Chief Compliance Officer expenses	4,423
Trustee fees	2,980
Custodian fees	2,882
Legal fees	1,769
Other expenses	1,655
Retirement plan custodial fees	731
Total gross expenses	211,951
Less adviser fees waived	(30,867)
Less custodian fee credits	(2,882)
Net expenses	178,202
Net investment income	$821,787

Net realized loss from investments and foreign currency	$(88,078)
Net increase in unrealized depreciation on investments and foreign curreny	(1,499,785)
Net loss on investments	$(1,587,863)

Net decrease in net assets resulting from operations	$(766,076)

The accompanying notes are an integral part of these financial statements.	November 30, 2018	Annual Report	19

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Year ended November 30, 2018	Year ended November 30, 2017
Increase in net assets from operations
From operations
Net investment income	$821,787	$415,694
Net realized loss on investment	(88,078)	(43,430)
Net increase (decrease) in unrealized appreciation	(1,499,785)	205,033
Net increase (decrease) in net assets	(766,076)	577,297
Distributions to shareowners	(722,566)	(418,491)A
Capital share transactions
Proceeds from sales of shares	14,807,636	14,897,718
Value of shares issued in reinvestment of dividends	637,199	359,283
Cost of shares redeemed	(4,289,584)	(2,075,045)
Total capital share transactions	11,155,251	13,181,956
Total increase in net assets	9,666,609	13,340,762

Net assets
Beginning of year	21,979,951	8,639,189
End of year	$31,646,560	$21,979,951B

Shares of the Fund sold and redeemed
Number of shares sold	1,517,615	1,504,397
Number of shares issued in reinvestment of dividends	65,470	36,349
Number of shares redeemed	(438,446)	(209,909)
Net increase in number of shares outstanding	1,144,639	1,330,837
A Consists of net investment income distributions of $405,083 and capital gains distribution of $13,408. B Includes accumulated net investment income of $176.

Financial Highlights	Year ended November 30,			Period endedA
Selected data per share of outstanding capital stock throughout each year:	2018	2017	2016	Nov. 30, 2015
Net asset value at beginning of year	$9.87	$9.65	$9.75	$10.00
Income from investment operations
Net investment income	0.26	0.27	0.24	0.12
Net gains (losses) on securities (both realized and unrealized)	(0.48)	0.23	(0.10)	(0.25)
Total from investment operations	(0.22)	0.50	0.14	(0.13)
Less distributions
Dividends (from net investment income)	(0.26)	(0.27)	(0.24)	(0.12)
Capital gains distribution	-	(0.01)	-	-
Total distributions	(0.26)	(0.28)	(0.24)	(0.12)

Net asset value at end of year	$9.39	$9.87	$9.65	$9.75

Total return	(2.29)%	5.28%	1.37%	(1.29)%B

Ratios / supplemental data
Net assets ($000), end of year	$31,647	$21,980	$8,639	$6,885
Ratio of expenses to average net assets
Before fee waivers	0.77%	0.92%	1.17%	1.02%C
After fee waivers	0.66%	0.75%	0.89%	0.90%C
After fee waivers and custodian fee credits	0.65%	0.74%	0.89%	0.89%C
Ratio of net investment income after fee waivers custodian fee credits to average net assets	2.99%	2.82%	2.46%	1.92%C
Portfolio turnover rate	25%	14%	46%	4%B
A Operations commenced on March 27, 2015 B Not annualized. C Annualized.

20	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered "junk bonds."

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Annual Report	November 30, 2018	21

Notes To Financial Statements

(continued)

Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Sustainable Equity Fund
Common Stocks
Communications	$285,892	$59,796	$-	$345,688
Consumer Discretionary	1,037,734	27,400	-	$1,065,134
Consumer Staples	643,124	19,251	-	$662,375
Energy	-	116,781	-	$116,781
Financials	534,225	186,468	-	$720,693
Health Care	209,311	91,558	-	$300,869
Industrials	85,042	122,517	-	$207,559
Materials	185,629	129,439	-	$315,068
Technology	1,205,322	261,531	-	$1,466,853
Total Assets	$4,186,279	$1,014,741	$-	$5,201,020

Sustainable Bond Fund
Asset-Backed Securities¹	$-	$99,990	$-	$99,990
Corporate Bonds¹	-	$27,103,378	-	$27,103,378
Government Bonds¹	-	$3,156,463	-	$3,156,463
Total Assets	$-	$30,359,831	$-	$30,359,831

¹ See Schedule of Investments for industry breakout.

During the period ended November 30, 2018, no Fund had transfers between Level 1, Level 2 or Level 3.

22	November 30, 2018	Annual Report

Notes To Financial Statements

(continued)

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 22 is a summary of the inputs used as of November 30, 2018, in valuing the Funds' investments carried at fair value.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017) or expected to be taken in the Funds' 2018 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2018, the reclassification of capital accounts were as follows:

	Equity Fund	Bond Fund
Distributable earnings	$-	$2,041
Paid-in capital	$-	$(2,041)

Distributions to shareowners:
For the Sustainable Bond Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, the Saturna Sustainable Equity Fund may not pay income dividends. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted

Annual Report	November 30, 2018	23

Notes To Financial Statements

(continued)

over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

Recent accounting pronouncements:
As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended November 30, 2017, has been adjusted for this change in the Statement of Changes in Net Assets.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

NOTE 3 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.75% and the Sustainable Bond Fund to 0.65% through March 31, 2019. For the year ended November 30, 2018, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Sustainable Equity	$36,146	$(28,018)	$-
Sustainable Bond	$150,966	$(30,867)	$-

In accordance with the expense limitation noted above, for the year ended November 30, 2018, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. On June 2, 2017, 12b-1 fees were terminated for both Saturna Sustainable Funds.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the year ended November 30, 2018, the Funds incurred the following amounts:

Retirement plan custodial fees
Sustainable Equity	$1,125
Sustainable Bond	$731

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the year ended November 30, 2018, the Trust incurred compensation expenses of $33,000 which is included in $48,917 of total expenses for the independent Trustees. The Saturna Sustainable Funds paid $6,454 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2018, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Sustainable Equity	$1,102
Sustainable Bond	$4,423

On November 30, 2018, the trustees, officers, and their affiliates as a group owned 60.34% and 11.38% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

24	November 30, 2018	Annual Report

Notes To Financial Statements

(continued)

NOTE 4 — Distributions to Shareowners

The tax characteristics of distributions paid for the year ended November 30, 2018, and the fiscal year ended November 30, 2017 were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Sustainable Equity Fund
Ordinary income	$40,318	$19,031
Sustainable Bond Fund
Ordinary income	$722,566	413,984
Long-term capital gain¹	$-	$4,507

¹ Long-term capital gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes on November 30, 2018, was as follows:

	Sustainable Equity	Sustainable Bond
Cost of investments	$4,334,975	$31,872,564
Gross tax unrealized appreciation	1,113,949	24,408
Gross tax unrealized depreciation	(247,904)	(1,537,141)
Net tax unrealized appreciation (depreciation)	$866,045	$(1,512,733)

As of November 30, 2018, components of distributable earnings on a tax basis were as follows:

Sustainable Equity
Undistributed ordinary income	$40,520
Tax accumulated earnings	40,520
Accumulated capital losses	(284,394)
Unrealized appreciation	866,045
Other unrealized losses	(82)
Total accumulated earnings	622,089

Sustainable Bond
Accumulated capital losses	(19,458)
Unrealized depreciation	(1,512,733)
Other unrealized losses	(3,546)
Total accumulated earnings	(1,535,737)

On November 30, 2018, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration
Equity Fund
Short-term loss carryforward	$275,790	Unlimited
Long-term loss carryforward	$8,604	Unlimited
	$284,394

	Carryforward	Expiration
Bond Fund
Short-term loss carryforward	$16,739	Unlimited
Long-term loss carryforward	$2,719	Unlimited
	$19,458

NOTE 6 — Investments

Investment transactions other than short-term investments for the year ended November 30, 2018, were as follows:

	Purchases	Sales
Sustainable Equity	$1,127,812	$432,206
Sustainable Bond	$22,558,031	$6,519,858

NOTE 7 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the period ended November 30, 2018, were as follows:

Custodian Fee Credits
Sustainable Equity	$719
Sustainable Bond	$2,882

NOTE 9 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Funds declared the payment of a distribution to be paid on December 27, 2018, to all shareowners of record on December 26, 2018, as follows:

	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain
Sustainable Equity	$0.09600	$-	$0.09600
Sustainable Bond	$-	$-	$-

On January 23, 2019, the Saturna Sustainable Funds changed custodian banks from Bank of New York Mellon to UMB Bank.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Annual Report	November 30, 2018	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Saturna Investment Trust
and the Shareholders of Saturna Sustainable Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund, (the "Funds"), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period March 27, 2015 through November 30, 2015, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights each of the three years in the period then ended and the period March 27, 2015 through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
January 25, 2019

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

26	November 30, 2018	Annual Report

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2018]	Ending Account Value [November 30, 2018]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$977.10	$3.74	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.29	$3.82	0.75%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$981.80	$3.21	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.27	0.65%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of June 1, 2018, through November 30, 2018) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report	November 30, 2018	27

Trustees and Officers

(unaudited)
Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Independent Trustees
(photo omitted)	Marina E. Adshade (51) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver and Simon Fraser University; Author	None
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (69) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust
(photo omitted)	Gary A. Goldfogel, MD (60) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None
(photo omitted)	Jim V. McKinney (57) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Executive Director, Common Threads Northwest; President/CEO, Apple Mountain LLC, consulting and development; US Army Foreign Area Officer – Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia	None
(photo omitted)	Sarah E.D. Rothenbuhler (50) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None
Interested Trustee
(photo omitted)	Jane K. Carten, MBA (43) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

28	November 30, 2018	Annual Report

Trustees and Officers

(continued)	(unaudited)
Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine (65) 1300 N. State Street Bellingham, WA 98225	Vice President (since 1994); N/A	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services	N/A
(photo omitted)	Christopher R. Fankhauser (46) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

			Director, Vice President, and Chief Operations Officer, Saturna Trust Company	N/A
(photo omitted)	Michael E. Lewis (57) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A
(photo omitted)	Jacob A. Stewart (38) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A
(photo omitted)	Nicole Trudeau (39) 1300 N. State Street Bellingham WA 98225	Secretary¹ (since 2018) N/A	Chief Legal Officer, Saturna Capital Corporation Former: Counsel, Simpson Thacher & Bartlett LLP; Partner, Stradley Ronon Stevens & Young, LLP; Partner, K&L Gates LLP	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.saturnasustainable.com, includes additional information about the Trustees.

On November 30, 2018, the trustees, officers, and their affiliates as a group owned 60.34% and 11.38% of the outstanding shares of Sustainable Equity and Sustainable Bond Funds, respectively.

During the year ended November 30, 2017, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chairman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2018, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $0.5 million.

¹ Holds the same position with Amana Mutual Funds Trust

Annual Report	November 30, 2018	29

Renewal of Investment Advisory Contract

The Trustees of the Trust, including those Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust or Saturna Capital (the "Independent Trustees"), at their June 19, 2018 meeting, considered new Investment Advisory and Administration Agreements (the "Agreements") with Saturna Capital on behalf of each of the Sustainable Funds (Sustainable Equity Fund and Sustainable Bond Fund) (the "Funds"), in light of the expected exercise by Mrs. Jane Carten, President and Chief Executive Officer of Saturna Capital, of her option to purchase the controlling voting interest in Saturna Capital (the "Option Purchase"), and Saturna Capital's presumed change of control as a result. The Trustees noted that the Option Purchase would be deemed to result in the "assignment" (as defined in the 1940 Act) and automatic termination of each Fund's advisory agreement with Saturna Capital, and that approval of the Agreements by the Trustees and the shareowners of each Fund was necessary to ensure the continuation of services to the Funds without interruption upon the Option Purchase. In deciding to approve the Agreements for each Fund in the context of the Option Purchase, the Trustees considered representations from Saturna Capital that (i) the change of control was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by Saturna Capital, including the continuity of the Funds' portfolio managers and other personnel responsible for the management operations of the Funds; (ii) the compensation payable to Saturna Capital under each new Agreement would not change and is the same as that under the corresponding current agreement; and (iii) Saturna Capital did not anticipate any material changes to its compliance program or code of ethics in connection with the change of control. The Trustees further considered that the Option Purchase was a positive development in that it would further secure succession planning for Saturna Capital. At a Special Meeting of Shareowners of the Trust held on September 24, 2018, shareowners of each Fund approved the Agreements. At their June 19, 2018 meeting, the Trustees determined to continue to conduct the annual contracts review process for the Funds on its regular schedule, notwithstanding the two-year initial term set forth in the Agreements that had been approved by shareowners.

During their meeting of September 25, 2018, the Trustees discussed the continuance of the Agreements between the Funds and Saturna Capital. In considering the renewal of the Agreements, the Trustees discussed the nature, extent, and quality of the services provided by Saturna Capital to the Trust and each of the Funds. The Trustees considered that the Funds offer a full range of high-quality investor services. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution – all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna's efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. They considered Saturna's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund, recognizing that because the Funds had commenced investment operations on March 27, 2015, each Fund had a relative short operating history. The Trustees considered comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund's performance relative to the Fund's Morningstar category for the three-year period ended August 31, 2018, noting that Sustainable Equity Fund had outperformed its Morningstar category average and Sustainable Bond Fund had slightly underperformed its Morningstar category average during that period. The Trustees considered and discussed each Fund's performance relative to the Fund's Morningstar category for the one-year period ended August 31, 2018, noting that both the Sustainable Equity Fund and Sustainable Bond Fund had outperformed its Morningstar category average during that period. The Trustees also noted the recent high sustainability ratings assigned to the Funds by Morningstar. The Trustees also considered each Fund's performance ranking relative to the Fund's category selected by Lipper, Inc.

The Trustees noted the risk-averse investment style and other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar categories. The Trustees also noted certain differences between a Fund and the peer funds within the relevant Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna manages the Funds in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance and expense data, along with the comparative data published by Morningstar and each Fund's performance relative to its benchmark, to evaluate each Fund's performance over its relatively short operating history.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna Capital

30	November 30, 2018	Annual Report

Renewal of Investment Advisory Contract (continued)

evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources (known as "revenue sharing") to unaffiliated intermediaries.

Recognizing that Saturna pays certain fees and expenses that are often borne by funds, the Trustees appreciated Saturna's efforts help make the Funds more widely available and less expensive than would otherwise be the case without Saturna Capital's efforts. The Trustees decision to end the expense of the 12b-1 plan helped lower the Funds' operating expenses and reduced the income available to Saturna Capital to pay for its marketing activities.

The Trustees recognized that the Funds remain relatively small and there have not yet been opportunities to consider economies of scale. The Trustees noted Saturna Capital's commitment to continue operating the Funds and the costs undertaken by Saturna Capital.

The Trustees reviewed Saturna Capital's financial information and discussed the issue of Saturna Capital's profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital's profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services. The Trustees appreciated Saturna Capital marketing the Funds as low-cost, "clean shares" investment options to a wide variety of potential investors.

The Trustees considered and compared the fees charged by Saturna to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Funds, including investment advisory services, transfer agency services, shareholder services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna Capital's other business lines from acting as investment adviser to the Funds, but also recognized that Saturna Capital's other business lines benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios and considered whether there are other potential benefits to Saturna Capital in continuing to manage the Funds. The Trustees found that there were no material benefits other than Saturna's receipt of advisory fees. The Trustees also noted that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded that the fees paid by each Fund to Saturna Capital were, from an arm's-length bargaining perspective, reasonable and in the best interest of each Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to approve the Agreements of Sustainable Equity Fund and Sustainable Bond Fund with Saturna Capital.

Annual Report	November 30, 2018	31

Results of Shareowner Meeting

On September 24, 2018, shareowners of the Saturna Investment Trust convened a Special Meeting. The meeting record date was July 27, 2018, when 3,410,380 shares were outstanding in the two Saturna Sustainable Funds.

At the meeting, one proprosal to approve a proposed new advisory agreement was considered and approved. The following shares were voted at the meeting:

Saturna Sustainable Equity Fund
Outstanding Shares	For	Against	Abstain
479,783	449,100	0	1,231

Saturna Sustainable Bond Fund
Outstanding Shares	For	Against	Abstain
2,930,597	1,696,891	23,902	94,953

32	November 30, 2018	Annual Report

Availability of Portfolio Information

(1) The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.saturnasustainable.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Annual Report	November 30, 2018	33

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34	November 30, 2018	Annual Report

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Annual Report	November 30, 2018	35

(photo omitted)

www.saturnasustainable.com

(logo omitted) 1300 N. State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

♻ This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

November 30, 2018

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Idaho Tax-Exempt Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Idaho Tax-Exempt Fund at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Idaho Tax-Exempt Fund at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Performance Summary

(as of December 31, 2018)	(unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio
Idaho Tax-Exempt Fund	0.91%	1.38%	2.61%	3.43%	2.99%	0.67%¹
S&P Idaho Municipal Bond Index	1.23%	2.39%	4.21%	5.84%	4.63%	n/a
"Muni Single State Intermediate" Category Average²	0.65%	1.34%	2.68%	3.68%	3.13%	0.97%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com, or call toll free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus or summary prospectus.

¹ By regulation, the expense ratio shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar December 31, 2018. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

On the cover: A rainbow over Shoshone Falls.

2	November 30, 2018	Annual Report

(logo omitted)

Fellow Shareowners:

In 2018 economies, markets, borrowers, and lenders had to adjust to a different monetary environment. An environment replete with historic precedents and yet currently unfamiliar. The US Federal Reserve Bank continued policies intended to further normalize the cost and availability of credit. These tightening policies are indistinguishable from those the US Federal Reserve Bank would normally deploy to slow excessive inflation and an overheating economy, except this time neither excessive inflation nor an overheating economy is present. The Fed is searching for a new sweet spot or new normal (meaning higher) cost of credit. The Fed is trying to remove itself from its central position in the decision making of millions of businesses and investors by ending its extraordinary monetary policies dating back to the 2008 great financial crisis.

With the benefit of hindsight, the response to this policy normalization has been classic with interest sensitive sectors like automobiles, housing, equity, bond, and commodity prices all adjusting lower. It is too early to decide the meaning of the price signals emanating from market corrections. Are markets discounting a new recession or just reacting to a higher, more normal cost of credit? For municipal bond investors, the resolution to this question leads to the same conclusions as the impact of a recession and the impact of a higher cost and or less available credit are essentially the same; increase credit quality and maintain duration. Rising short-term interest rates are initially challenging but can be quickly defeated by the opportunity to reinvest at higher yields more quickly. Rising long-term yields in the absence of a lasting increase in inflationary expectations are buying opportunities. While municipal bond yields are higher in 2018, inflation has notably subsided, creating some of the highest real returns in a decade.

Recession, trade tariffs, geopolitical conflict, Brexit or not, high quality moderate duration municipal bonds offer a pivotal diversification strategy, increasing your holding power in any circumstance.

Credit quality for Pacific Northwest states continued to improve for a second year. Conning Municipal Credit Research's October 2018 "State of the States Report," names Idaho the second most creditworthy state for a second year. Idaho ranks first in population growth, second in one-year home price change, fifth in unemployment rate, seventh in employment growth, and ninth in personal income growth. Idaho has one of the nation's most attractive business climates and Idaho Tax-Exempt Fund investors may rest assured Saturna Capital seeks Idaho issuers who operate on conservative principles and maintaining some of the nation's highest credit ratings.

Idaho continues to offer discriminating investors the opportunity to invest in high quality tax-exempt securities in an exceptionally creditworthy state.

Respectfully,

(photo omitted)

Jane Carten,
President

(photo omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

Annual Report	November 30, 2018	3

Performance Summary

(unaudited)

Average Annual Returns (as of November 30, 2018)
	1 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	0.51%	2.27%	3.59%	0.67%
S&P Idaho Municipal Bond Index	0.88%	3.90%	5.67%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2008, to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $14,230 versus $17,371 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund's most recent prospectus, which is dated March 28, 2018, and incorporates results for the fiscal year ended November 30, 2017. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification
% of Total Net Assets
█	General Obligation	50.0%
█	State Education	18.9%
█	Real Estate	10.7%
█	Financial Services	6.1%
█	Water Supply	3.1%
█	Pollution Control	2.4%
█	Medical – Hospitals	2.2%
█	Transportation	1.9%
█	Municipal Leases	0.9%
█	Other assets (net of liabilities)	3.8%

Top 10 Holdings
% of Total Net Assets
Teton Co, ID SCD #401 Driggs (4.00% due 09/15/2035)	3.9%
Sun Valley ID GO (3.35% due 09/15/2037)	3.6%
University of Idaho Revenue (5.00% due 04/01/2032)	3.6%
Idaho State Building Authority (5.00% due 09/01/2032)	3.2%
Canyon Co ID SCD #134 Middleton (4.00% due 09/15/2028)	3.2%
Idaho Bond Bank (4.00% due 09/15/2032)	3.1%
Idaho Housing & Finance Rev (3.00% due 07/01/2036)	3.0%
Nez Perce CO ISD #1 Lewiston (5.00% due 09/15/2029)	2.8%
Ada & Canyon Cos ID JSD #2 Meridian (5.00% due 08/15/2032)	2.7%
Idaho Fish Wildlife Foundation Rev (5.00% due 12/01/2033)	2.7%

4	November 30, 2018	Annual Report

Discussion of Fund Performance

(unaudited)

For the 12 months ended November 30, 2018, Idaho Tax- Exempt Fund returned 0.51%, which was higher than the 0.48% average annual return of its Morningstar Muni Single State Intermediate category peer group. For the five years ended November 30, 2018, the Fund provided an annualized total return of 2.27%, compared to the 2.43% annualized return for the Morningstar category peer group. The Fund's net operating expense ratio was 0.67%. For the year, the Fund's net assets fell 22.5% to $13.54 million. The Fund's net asset value per share fell modestly from $5.37 to $5.28. Over the one-year period, the Fund's outstanding shares declined 21% to 2.6 million.

Factors Affecting Past Performance

Modest economic growth and moderate inflation in 2018 left the window open for the US Federal Reserve Bank to withdraw more of their experimental monetary policy. Their gradual policy reversal challenged investor complacency, drove bond yields higher, softened US asset prices, and provoked price volatility. Policy tightening has yet to induce a disorderly interest rate spike or liquidity shortfall. It has nonetheless left a significant footprint. Flatter yield curves, wider credit spreads, peaking equity, bond, commodity, and housing prices all imply the Fed's policy normalization may have arrived late in the economic cycle. Concern is rising that policy normalization may influence the business cycle's turning point.

In a reversal of a near decade long trend, in general, short-term bonds performed better that longer-term bonds and high-rated investment grade credits returned more than low-rated high yield credits. These outcomes are also consistent with "risk-off" periods late in economic and credit cycles.

The Tax Cut Act and Jobs Act created a positive boost to state, city, and local municipal credit in 2018, including Idaho. According to Conning Municipal Bond Credit Perspectives Oct 2018, Idaho remains the Unites States' second strongest state credit. Specifically, Idaho is the "fastest growing state with strong home price appreciation, employment growth and favorable business conditions." Firm real estate values, rising capital gains, and solid corporate and personal income taxes all contributed to a revenue surge. For the year, most states, including Idaho, saw revenues rise faster than expenditures, creating opportunities to build reserves, slow debt issuance, and fund pensions. Rising revenue more than offset any potential impacts from changes to federal, state, and local tax deductions or state right to work laws. Municipal credit generally improved. High-grade intermediate municipal bonds produced slightly positive returns for the year and performed in line with taxable US government and corporate notes.

Through this tumult, the availability of credit has declined, and the cost of credit has become more rational. Asset prices across the spectrum now reflect a more sustainable cost of funds. Positive real returns have been replaced by positive nominal returns, all of which leads to a more sustainable and balanced economy.

Looking Forward

We expect US and global inflation to remain modest. We consider any meaningful increase in US yields to be an opportunity to add duration and not an indicator of a climactic turning point in the rate cycle. Central banks will ration overabundant, artificially cheap credit further. The European Central Bank may join the US Federal Reserve and withdraw their even more extraordinary policy stimulus in 2019. It is reasonable to expect 2018's market reactions to continue and broaden in 2019. Central banks are hypersensitive to the impact of their policy withdrawals on the health of the business cycle. They recognize they have a narrow passage to navigate. Their top priority remains avoiding deflation. They will halt normalization (tightening) at the first indication of a serious downturn in the US economic cycle.

We expect short-term rates to rise modestly and long-term rates to remain stable or fall within recent ranges. We also expect high-grade credit will perform as well as or better than lower grade credit for 2019. Municipal bonds will benefit from their recent credit improvement and limited forward supply. We expect fixed coupon cashflow structures for all maturities will provide the best reinvestment risk protection for the remainder of the new year.

Given the recent volatility of other major asset class prices, and the current opportunity to earn higher nominal and real yields in fixed income, 2019 may be a good opportunity to increase your allocation to high quality Idaho bonds.

The Idaho Tax Exempt Fund will seek increased duration and diversified credit risk as opportunities arise.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a portfolio of high-grade issues intended to provide income exempt from federal income, federal alternative minimum, and Idaho state income taxes. The Fund may purchase carefully vetted, nonrated Idaho bonds.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
█	Rated "AAA"	33.5%
█	Rated "AA+"	22.2%
█	Rated "AA"	11.9%
█	Rated "AA-"	7.0%
█	Rated "A+"	15.4%
█	Rated "A"	4.7%
█	Not rated	1.5%
█	Other Assets (net of liabilities)	3.8%
Credit ratings are the lesser of S&P Global Ratings or Moody's Investors Service. If neither S&P nor Moody's rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

Annual Report	November 30, 2018	5

Schedule of Investments			As of November 30, 2018
Tax-Exempt Municipal Bonds — 96.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Financial Services

Idaho Bond Bank	4.00% due 09/15/2032	$405,000	$421,147	3.1%
Idaho Housing & Finance Rev	3.00% due 07/01/2036	415,000	407,385	3.0%

			828,532	6.1%

General Obligation

Ada & Canyon Cos ID JSD #2 Meridian	5.00% due 08/15/2032	$325,000	371,745	2.7%
Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 09/15/2027	100,000	110,404	0.8%
Adams & Washington Cos ID JSD #432	4.00% due 08/15/2019	100,000	100,426	0.7%
Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2031	200,000	219,108	1.6%
Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2029	250,000	274,363	2.0%
Bonneville Co ID SCD #91	4.00% due 09/15/2026	15,000	15,980	0.1%
Bonneville Co ID SCD #91	4.00% due 09/15/2026	35,000	37,052	0.3%
Bonneville Co ID SCD #91	3.75% due 09/15/2032	285,000	289,785	2.1%
Boundary County ID SCD #101	4.00% due 08/15/2021	240,000	241,068	1.8%
Canyon Co ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	432,384	3.2%
Canyon Co ID SCD #135 Notus	3.25% due 09/15/2031	290,000	293,031	2.2%
Canyon Co ID SCD #135 Notus	3.25% due 09/15/2032	170,000	171,304	1.3%
Canyon Co ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	285,930	2.1%
Cariboo Franklin Bannock JSD #148	3.25% due 09/15/2035	300,000	296,490	2.2%
Cassia Oneida Twin Falls JSD #151	3.375% due 09/15/2034	160,000	158,878	1.2%
Kootenai Co ID SCD # 271 UNREF	4.00% due 09/15/2025	125,000	132,335	1.0%
Kootenai Co ID SCD #271 PREREF	4.00% due 09/15/2025	40,000	42,537	0.3%
Kootenai Co ID SCD #273	4.00% due 08/15/2031	265,000	282,893	2.1%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	220,825	1.6%
Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2027	100,000	107,958	0.8%
Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2028	200,000	215,158	1.6%
Madison Co. Id. SDC #321	5.00% due 09/15/2035	250,000	285,402	2.1%
Sun Valley ID GO	3.35% due 09/15/2037	500,000	490,885	3.6%
Teton Co, ID SCD #401 Driggs	4.00% due 09/15/2035	500,000	530,170	3.9%
Twin Falls & Gooding Cos JSD #412 N	4.125% due 09/01/2023	50,000	52,777	0.4%
Twin Falls & Gooding Cos JSD #412 R	4.125% due 09/01/2023	50,000	52,641	0.4%
Twin Falls Co ID SCD #411	4.00% due 09/15/2027	170,000	183,044	1.3%
Twin Falls Co ID SCD #411	4.25% due 09/15/2030	300,000	322,608	2.4%
Twin Falls Co ID SCD #411	4.75% due 09/15/2039	200,000	226,490	1.7%
Twin Falls Co ID SCD #411 Series A	4.25% due 09/15/2031	100,000	106,982	0.8%
Valley & Adams Cos ID JSD #421	3.00% due 08/01/2026	220,000	224,132	1.7%

			6,774,785	50.0%

Medical/Hospitals

Idaho Health Rev Trinity Health Grp	3.25% due 12/01/2028	300,000	301,695	2.2%

			301,695	2.2%

Municipal Leases

Nez Perce County ID COPS	4.50% due 02/01/2021	115,000	115,216	0.9%

			115,216	0.9%

Pollution Control

Idaho Bond Bank	4.00% due 09/15/2033	135,000	143,257	1.0%
Idaho Bond Bank Authority	4.30% due 09/01/2022	20,000	20,036	0.2%
Idaho Bond Bank Authority	4.00% due 09/15/2032	130,000	138,577	1.0%
Idaho Bond Bank Authority Undefease	4.125% due 09/15/2023	20,000	20,035	0.2%

			321,905	2.4%

Continued on next page.

6	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments			As of November 30, 2018
Tax-Exempt Municipal Bonds — 96.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Real Estate

Boise City Urban Renewal Lease Rev	5.00% due 12/15/2032	$300,000	$333,093	2.5%
Idaho Fish Wildlife Foundation Rev	5.00% due 12/01/2033	320,000	370,131	2.7%
Idaho State Building Authority	5.00% due 09/01/2031	200,000	217,368	1.6%
Idaho State Building Authority	5.00% due 09/01/2032	400,000	434,440	3.2%
Post Falls ID LID SPA	5.00% due 05/01/2021	90,000	90,073	0.7%

			1,445,105	10.7%

State Education

Boise State University ID Revenue	5.00% due 04/01/2028	125,000	142,010	1.1%
Boise State University ID Revenue	5.00% due 04/01/2032	160,000	180,597	1.3%
Idaho State University	4.00% due 04/01/2027	170,000	182,269	1.4%
Idaho State University	4.00% due 04/01/2030	245,000	256,922	1.9%
Idaho State University Revenue	3.00% due 04/01/2031	250,000	241,805	1.8%
Idaho State University Revenue	3.00% due 04/01/2032	160,000	153,571	1.1%
Nez Perce CO ISD #1 Lewiston	5.00% due 09/15/2029	330,000	385,298	2.8%
North Idaho College Dormitory Rev	4.00% due 11/01/2030	285,000	300,923	2.2%
University of Idaho Revenue	5.00% due 04/01/2028	225,000	233,026	1.7%
University of Idaho Revenue	5.00% due 04/01/2032	455,000	488,301	3.6%

			2,564,722	18.9%

Transportation

Boise ID Airport Park Fac Rev	3.00% due 09/01/2028	210,000	210,092	1.5%
Idaho Housing & Finance Rev	5.00% due 07/15/2027	50,000	50,959	0.4%

			261,051	1.9%

Water Supply

Chubbuck ID Water Revenue	4.00% due 09/01/2025	155,000	161,198	1.2%
Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2034	255,000	264,221	1.9%

			425,419	3.1%

Total investments	(Cost $13,065,678)		13,038,430	96.2%
Other assets (net of liabilities)			515,888	3.8%
Total net assets			$13,554,318	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2018	7

Statement of Assets and Liabilities
As of November 30, 2018

Assets
Investments in securities, at value (Cost $13,065,678)	$13,038,430
Cash	389,189
Interest receivable	150,275
Insurance reserve premium	801
Prepaid expenses	512
Total assets	13,579,207
Liabilities
Accrued audit expenses	7,143
Accrued advisory fees	5,645
Distributions payable	5,003
Payable for fund shares redeemed	3,543
Accrued trustee expenses	2,048
Accrued other expenses	1,047
Accrued Chief Compliance Officer expenses	369
Accrued retirement plan custodial fees	91
Total liabilities	24,889
Net assets	$13,554,318

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$13,686,110
Total distributable earnings	(131,792)
Net assets applicable to Fund shares outstanding	$13,554,318

Fund shares outstanding	2,564,870

Net asset value, offering and redemption price per share	$5.28

Statement of Operations
Year ended November 30, 2018

Investment income
Interest income	$470,579
Total investment income	470,579
Expenses
Investment adviser fees	82,109
Audit fees	8,698
Chief Compliance Officer expenses	4,113
Trustee fees	4,016
Filing and registration fees	2,786
Legal fees	2,782
Printing and postage	2,387
Other expenses	2,260
Transfer agent fees	1,805
Custodian fees	799
Retirement plan custodial fees	93
Total gross expenses	111,848
Less transfer agent fees waived	(1,805)
Less custodian fee credits	(799)
Net expenses	109,244
Net investment income	$361,335

Net realized loss from investments	$(44,849)
Net decrease in unrealized appreciation on investments	(232,107)
Net loss on investments	$(276,956)

Net increase in net assets resulting from operations	$84,379

8	November 30, 2018	Annual Report	The accompanying notes are an integral part of these financial statements.

Statement of Changes of Net Assets	Year ended November 30, 2018	Year ended November 30, 2017
Decrease in net assets from operations
From operations
Net investment income	$361,335	$405,654
Net realized loss on investments	(44,849)	(62,746)
Net increase (decrease) in unrealized appreciation	(232,107)	304,617
Net increase in net assets	84,379	647,525

Distributions to shareholders	(361,335)	(405,654)A

Capital share transactions
Proceeds from sales of shares	3,147,317	2,980,462
Value of shares issued in reinvestment of dividends	300,919	340,869
Cost of shares redeemed	(7,091,173)	(4,086,060)
Total capital share transactions	(3,642,937)	(764,729)
Total decrease in net assets	(3,919,893)	(522,858)

Net assets
Beginning of year	17,474,211	17,997,069
End of year	$13,554,318	$17,474,211B

Shares of the Fund sold and redeemed
Number of shares sold	591,416	555,996
Number of shares issued in reinvestment of dividends	56,625	63,317
Number of shares redeemed	(1,337,291)	(766,934)
Net decrease in number of shares outstanding	(689,250)	(147,621)

A Consists of net investment income distributions of $405,654
B Includes accumulated net investment income of $3,051

Financial Highlights	For the year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.37	$5.29	$5.48	$5.51	$5.36
Income from investment operations
Net investment income	0.12	0.13	0.14	0.15	0.16
Net gains (losses) on securities (both realized and unrealized)	(0.09)	0.08	(0.19)	(0.03)	0.15
Total from investment operations	0.03	0.21	(0.05)	0.12	0.31
Less distributions
Dividends (from net investment income)	(0.12)	(0.13)	(0.14)	(0.15)	(0.16)
Distributions (from capital gains)	-	-	0.00A	0.00A	0.00A
Total distributions	(0.12)	(0.13)	(0.14)	(0.15)	(0.16)

Net asset value at end of year	$5.28	$5.37	$5.29	$5.48	$5.51

Total return	0.51%	3.90%	(0.95)%	2.21%	5.83%

Ratios / supplemental data
Net assets ($000), end of year	$13,554	$17,474	$17,997	$17,420	$16,721
Ratio of expenses to average net assets
Before transfer agent fee waiver and custodian fee credits	0.68%	0.67%	0.67%	0.67%	0.65%
After transfer agent fee waiver	0.67%	0.66%	0.66%	0.66%	0.63%
After transfer agent fee waiver and custodian fee credits	0.67%	0.65%	0.65%	0.66%	0.63%
Ratio of net investment income after fee waiver and custodian credits to average net assets	2.20%	2.33%	2.54%	2.66%	2.85%
Portfolio turnover rate	13%	20%	15%	7%	5%
A Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2018	9

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the "Fund"), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a "Fund", and collectively, the "Funds"). The other eight portfolios are distributed through separate prospectuses and the results of those Funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund's portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund's income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund's investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

10	November 30, 2018	Annual Report

Notes To Financial Statements (continued)

The following table is a summary of the inputs used as of November 30, 2018, in valuing the Fund's investments carried at value.

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Municipal Bonds¹	$-	$13,038,430	$-	$13,038,430
Total Assets	$-	$13,038,430	$-	$13,038,430

¹ See Schedule of Investments for industry breakout.

During the period ended November 30, 2018, the Fund had no transfers among Levels 1, 2, or 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015 – 2017), or expected to be taken in the Fund's 2018 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2018, there were no reclassifications to the capital accounts.

Distributions to shareowners:

The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Fund, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities.

Recent accounting pronouncements:

As of November 5, 2018, pursuant to the SEC Release #33-10532 "Disclosure Update and Simplification", funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended November 30, 2017, has been adjusted for this change in the Statement of Changes in Net Assets.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, "Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement" ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels

Annual Report	November 30, 2018	11

Notes To Financial Statements (continued)

of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed annually by the Board of Trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal period ended November 30, 2018, the Fund incurred advisory fee expenses of $82,109. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal period ended November 30, 2018. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2018, to reduce the Fund's operating expenses. Such fees, had they been charged, would have totaled $1,805.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal period ended November 30, 2018, the Fund incurred retirement plan custodial fees of $93.

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and the president of Saturna Capital and Saturna Trust Company. She is not compensated by the Trust. For the fiscal year ended November 30, 2018, the Trust paid trustee compensation expenses of $33,000 which is included in the $48,917 of total expenses paid for the independent Trustees. The Fund's allocation of these expenses was $4,367.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the period ended November 30, 2018, the Fund's allocation of these expenses was $4,113.

On November 30, 2018, the trustees, officers, and their immediate families as a group directly or indirectly owned 16.70% of the outstanding shares of the Fund.

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal periods ended November 30, 2018, and November 30, 2017, were as follows:

	November 30, 2018	November 30, 2017
Tax-exempt income	$360,134	$404,401
Taxable income	$1,201	1,253
Capital gain¹	$-	$-

¹ Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

Note 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2018 was as follows:

Cost of investments	$13,065,678
Gross unrealized appreciation	$115,267
Gross unrealized depreciation	$(142,515)
Net unrealized appreciation	$(27,248)

As of November 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,051
Tax-exempt accumulated earnings	$3,051
Accumulated capital loss	$(107,595)
Unrealized appreciation	$(27,248)
Total accumulated earnings	$(131,792)

As of November 30, 2018, the Fund had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration
Short-term loss carryforward	$(56,781)	Unlimited
Long-term loss carryforward	$(50,814)	Unlimited
	$(107,595)

Note 6 — Investments

During the period ended November 30, 2018, the Fund purchased $2,087,820 of securities and sold/matured $5,464,238 of securities.

Note 7 — Custodian

Under the agreement in place with Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reduction for the period ended November 30, 2018, amounted to $799.

Note 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 23, 2019, the Idaho Tax-Exempt Fund changed custodian banks from Bank of New York Mellon to UMB Bank.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

12	November 30, 2018	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Saturna Investment Trust
and the Shareholders of Idaho Tax-Exempt Fund,

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Idaho Tax-Exempt Fund, (the "Fund"), a series of Saturna Investment Trust, including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the US federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
January 25, 2019

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

Annual Report	November 30, 2018	13

Expenses

(unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018, to November 30, 2018).

Actual Expenses
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the "Hypothetical" line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2018]	Ending Account Value [November 30, 2018]	Expenses Paid During Period¹	Annualized Expense Ratio
Actual	$1,000.00	$1,001.50	$3.33	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.74	$3.36	0.66%

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.66% (based on the most recent semi-annual period of June 1, 2017 through November 30, 2018) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

14	November 30, 2018	Annual Report

Trustees and Officers

(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Independent Trustees
(photo omitted)	Marina E. Adshade (51) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver and Simon Fraser University; Author	None
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (69) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust
(photo omitted)	Gary A. Goldfogel, MD (60) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	None
(photo omitted)	Jim V. McKinney (57) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Executive Director, Common Threads Northwest; President/CEO, Apple Mountain LLC, consulting and development; US Army Foreign Area Officer – Political/Military Advisor to US Army Central; Senior Defense Official, Defense Attaché, US Embassy Slovenia	None
(photo omitted)	Sarah E.D. Rothenbuhler (50) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None
Interested Trustee
(photo omitted)	Jane K. Carten, MBA (43) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

Annual Report	November 30, 2018	15

Trustees and Officers

(continued)	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine (65) 1300 N. State Street Bellingham, WA 98225	Vice President (since 1994); N/A	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services	N/A
(photo omitted)	Christopher R. Fankhauser (46) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

			Director, Vice President, and Chief Operations Officer, Saturna Trust Company	N/A
(photo omitted)	Michael E. Lewis (57) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A
(photo omitted)	Jacob A. Stewart (38) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer¹ (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A
(photo omitted)	Nicole Trudeau (39) 1300 N. State Street Bellingham WA 98225	Secretary¹ (since 2018) N/A	Chief Legal Officer, Saturna Capital Corporation Former: Counsel, Simpson Thacher & Bartlett LLP; Partner, Stradley Ronon Stevens & Young, LLP; Partner, K&L Gates LLP	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.idahotaxexemptfund.com, includes additional information about the Trustees.

On November 30, 2018 the Trustees, officers, and their related accounts as a group owned 16.70% of the outstanding shares of the Fund.

During the year ended November 30, 2018, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2018, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $0.7 million.

¹ Holds the same postion with Amana Mututal Funds Trust

16	November 30, 2018	Annual Report

Renewal of Investment Advisory Contract

(unaudited)

The Trustees of the Trust, including those Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust or Saturna Capital (the "Independent Trustees"), at their June 19, 2018 meeting, considered a new Investment Advisory and Administration Agreement (the "Agreement") with Saturna Capital on behalf of the Idaho Tax-Exempt Fund (the "Fund"), in light of the expected exercise by Mrs. Jane Carten, President and Chief Executive Officer of Saturna Capital, of her option to purchase the controlling voting interest in Saturna Capital (the "Option Purchase"), and Saturna Capital's presumed change of control as a result. The Trustees noted that the Option Purchase would be deemed to result in the "assignment" (as defined in the 1940 Act) and automatic termination of the Fund's advisory agreement with Saturna Capital, and that approval of the Agreement by the Trustees and the Fund's shareowners was necessary to ensure the continuation of services to the Fund without interruption upon the Option Purchase. In deciding to approve the Agreement in the context of the Option Purchase, the Trustees considered representations from Saturna Capital that (i) the change of control was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by Saturna Capital, including the continuity of the Fund's portfolio managers and other personnel responsible for the management operations of the Fund; (ii) the compensation payable to Saturna Capital under the new Agreement would not change and is the same as that under the current agreement; and (iii) Saturna Capital did not anticipate any material changes to its compliance program or code of ethics in connection with the change of control. The Trustees further considered that the Option Purchase was a positive development in that it would further secure succession planning for Saturna Capital. At a Special Meeting of Shareowners of the Trust held on September 24, 2018, shareowners of the Fund approved the Agreement. At their June 19, 2018 meeting, the Trustees determined to continue to conduct the annual contracts review process for the Fund on its regular schedule, notwithstanding the two-year initial term set forth in the Agreement that had been approved by shareowners.

During their meeting of September 25, 2018, the Trustees, including the Independent Trustees, discussed the continuance of the Agreement between the Fund and Saturna Capital. In considering the renewal of the Agreement, the Trustees discussed the nature, extent, and quality of the services provided by Saturna Capital to the Trust and the Fund. The Trustees discussed Saturna Capital's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna Capital's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital's efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Fund. They considered Saturna Capital's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of the Fund over time, including the Fund's average annual total returns relative to its benchmark for the one-, three-, five-, ten-, and fifteen-year periods, all as of August 31, 2018. The Trustees also considered comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed the Fund's performance relative to its Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods ended August 31, 2018. The Trustees also considered the Fund's Morningstar performance rankings (one through five stars) for the one-, three-, five- and ten-year periods, ended as of August 31, 2018, and the Fund's performance ranking relative to the Fund's category selected by Lipper, Inc. for the same period.

With respect to long-term (10- and 15-year) performance, the Trustees found that the average annual total return of the Fund for the 10- and 15-year periods ended on August 31, 2018, slightly underperformed relative to its Morningstar category average. The Trustees considered the short- and medium-term performance of the Fund, noting that the Fund's average annual total return for the three- and five-year periods ended on August 31, 2018 was below its Morningstar category average, while average annual total return for the one-year period outperformed its Morningstar category average.

The Trustees noted the risk-averse investment style and other factors, which can affect the Fund's performance relative to its broader Morningstar category. The Trustees also noted certain differences between the Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage the Fund in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Fund. The Trustees also considered Saturna Capital's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of the Fund as compared to smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance expense data, along with the comparative data published by Morningstar and the Fund's performance relative to its benchmark, to evaluate the Fund's performance over near-term and long-term time periods.

The Trustees also reviewed the fees and expenses of the Fund and considered the components of the Fund's operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Fund by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources and the Trustees appreciated Saturna Capital's efforts help make the Fund more widely available and less expensive than would otherwise be the case without Saturna Capital's efforts.

The Trustees recognized that the Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital's commitment to continue operating the Fund and the costs undertaken by Saturna Capital.

Annual Report	November 30, 2018	17

Renewal of Investment Advisory Contract

(continued)	(unaudited)

The Trustees reviewed Saturna Capital's financial information and discussed the issue of Saturna Capital's profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital's profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Fund, including investment advisory services, transfer agency services, administrative and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna Capital's other business lines from acting as investment adviser to the Fund, but also recognized that Saturna Capital's other business lines benefit the Fund. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Fund and the Trustees found that there were no material benefits other than Saturna Capital's receipt of advisory fees.

The Trustees concluded that the fees paid by the Fund to Saturna Capital were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to approve the Agreement of Idaho Tax-Exempt Fund with Saturna Capital.

Results of Shareowner Meeting

On September 24, 2018, shareowners of the Saturna Investment Trust convened a Special Meeting. The meeting record date was July 27, 2018.

At the meeting, one proprosal to approve a proposed new advisory agreement was considered and approved. The following shares were voted at the meeting:

Outstanding Shares	For	Against	Abstain
3,207,083	2,127,794	0	33,878

18	November 30, 2018	Annual Report

Availability of Portfolio Information

(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Fund's Form N-Q is available on the SEC's website at www.sec.gov and at www.idahotaxexemptfund.com.

(3) The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	November 30, 2018	19

www.idahotaxexemptfund.com

(logo omitted) 1300 N. State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/code_of_ethics.shtml

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.
(a)(2)(ii) As of November 30, 2014, Mr. Ronald H. Fielding, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
For the fiscal years ending November 30, 2018, and 2017, the aggregate audit fees billed for professional services rendered by the principal accountant were $113,500 and $116,400, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending November 30, 2018, and 2017.

(c) Tax Fees
For the fiscal years ending November 30, 2018, and 2017, the aggregate tax fees billed for professional services rendered by the principal accountant were $25,700 and $25,500, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2018, and 2017.

(e)(1) Audit & Compliance Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended November 30, 2018, and 2017 were:

	Fiscal Year Ended
	November 2018	November 2017
All other fees:	$23,000	$20,000

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended November 30, 2018, and 2017 were:

Fiscal Year Ended
	November 2018	November 2017
All other fees:	None	None

(h) Registrant's Audit Committee
The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 4, 2018, Mrs. Jane Carten (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Jane Carten, President
Signature and Title

Jane Carten, President
Printed name and Title

January 29, 2019
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jane Carten, President
Signature and Title

Jane Carten, President
Printed name and Title

January 29, 2019
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 29, 2019
Date

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